Exhibit 10.4
***** PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“*****”), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
LUMP SUM DESIGN-BUILD EXPANSION AGREEMENT
BETWEEN
PLATTE VALLEY FUEL ETHANOL, LLC (“OWNER”)
AND
FAGEN, INC. (“DESIGN-BUILDER”)
April 24, 2006

Platte Valley Fuel Ethanol, LLC
April 24, 2006

i

Platte Valley Fuel Ethanol, LLC
April 24, 2006

Platte Valley Fuel Ethanol, LLC
April 24, 2006

Platte Valley Fuel Ethanol, LLC
April 24, 2006

LUMP SUM DESIGN-BUILD CONTRACT
     This LUMP SUM DESIGN-BUILD CONTRACT (the “Agreement”) is made as of April 24, 2006, (the “Effective Date”) by and between Platte Valley Fuel Ethanol, LLC, a Nebraska limited liability company (the “Owner”) and Fagen, Inc., a Minnesota corporation (the “Design-Builder”) (each a “Party” and collectively, the “Parties”).
RECITALS
     A. The Design-Builder originally constructed a forty (40) million gallons per year (“MGY”) dry grind ethanol production facility near Central City, Nebraska (the “PVFE Plant”), under a Design-Build Agreement dated September 16, 2003;
     B. The Owner desires to develop, construct, own and operate a 40 MGY expansion (the “Expansion Plant”) of the PVFE Plant, which would bring the total nameplate capacity of the PVFE Plant to 80 million gallons per year; and
     C. Design-Builder desires to provide design, engineering, procurement and construction services for the Expansion Plant.
     NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein and for other good and valuable consideration, Owner and Design-Builder agree as follows.
AGREEMENT
Article 1
Definitions; Rules of Interpretation
     1.1 Rules of Construction. The capitalized terms listed in this Article shall have the meanings set forth herein whenever the terms appear in this Agreement, whether in the singular or the plural or in the present or past tense. Other terms used in this Agreement but not listed in this Article shall have meanings as commonly used in the English language and, where applicable, in generally accepted construction and design-build standards of the fuel ethanol industry in the Midwest United States. Words not otherwise defined herein that have well known and generally accepted technical or trade meanings are used herein in accordance with such recognized meanings. In addition, the following rules of interpretation shall apply:
(a)	The masculine shall include the feminine and neuter.

(b)	References to “Articles,” “Sections,” “Schedules,” or “Exhibits” shall be to Articles, Sections, Schedules or Exhibits of this Agreement.

(c)	This Agreement was negotiated and prepared by each of the Parties with the advice and participation of counsel. The Parties have agreed to the wording of this Agreement and none of the provisions hereof shall be construed against one
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Party on the ground that such Party is the author of this Agreement or any part hereof.
     1.2 Defined Terms. In addition to definitions appearing elsewhere in this Agreement, the following terms have the following meanings:
AAA is defined in Section 19.1.
Agreement is defined in the Preamble.
Air Emissions Tester means a third party entity engaged by Owner meeting all required state and federal requirements for such testing entities, to conduct air emissions testing of the Expansion Plant in accordance with Exhibit A.
Applicable Law means
(a)	any and all laws, legislation, statutes, codes, acts, rules, regulations, ordinances, treaties or other similar legal requirements enacted, issued or promulgated by a Governmental Authority;

(b)	any and all orders, judgments, writs, decrees, injunctions, Governmental Approvals or other decisions of a Governmental Authority; and

(c)	any and all legally binding announcements, directives or published practices or interpretations, regarding any of the foregoing in (a) or (b) of this definition, enacted, issued or promulgated by a Governmental Authority;
to the extent, for each of the foregoing in (a), (b) and (c) of this definition, applicable to or binding upon (i) a Party, its affiliates, its shareholders, its members, its partners or their respective representatives, to the extent any such person is engaged in activities related to the Expansion Project; or (ii) the property of a Party, its affiliates, its shareholders, its members, its partners or their respective representatives, to the extent such property is used in connection with the Expansion Project or an activity related to the Expansion Project.
Application for Payment is defined in Section 10.2.1.
As Built Plans is defined in Section 5.2.
Bankrupt Party is defined in Section 15.6.1.
Change Order is defined in Section 13.1.1.
Certificate of Substantial Completion is defined in Section 6.4.3
Confidential Information is defined in Section 20.1.
Construction Documents is defined in Section 3.2.1.
Contract Documents is defined in Section 2.2.
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Contract Price is defined in Section 9.1.
Contract Time(s) means scheduled dates provided for in the Contract Documents including Scheduled Substantial Completion Date and Final Completion Date.
Damages is defined in Section 14.3.1.
Day or Days shall mean calendar days unless otherwise specifically noted in the Contract Documents.
Design-Builder is defined in the Preamble.
Design-Builder’s Representative is defined in Section 16.2.
Design-Builder’s Senior Representative is defined in Section 16.2.
Design Consultant is a qualified, licensed design professional that is not an employee of Design-Builder, but is retained by Design-Builder, or employed or retained by anyone under contract with Design-Builder or Subcontractor, to furnish design services required under the Contract Documents.
Differing Site Conditions is defined in Section 11.2.1.
Effective Date is defined in the Preamble.
Expansion Plant is defined in the Recitals.
Expansion Project is defined in Section 2.1.
Expansion Project Scope is defined in Exhibit B.
Fagen Engineering is defined in Section 6.1.
Final Application for Payment is defined in Section 10.3.
Final Completion is defined in Section 6.5.2.
Final Completion Date is defined in Section 6.5.1.
Final Payment is defined in Section 10.3.
Financial Closing means the execution of the Financing Documents by all the parties thereto, and the fulfillment of all conditions precedent thereunder necessary to permit the advance of funds to pay amounts due under this Agreement.
Financing Documents means the final loan documents with the lender or lenders providing financing for the construction or term financing of the Expansion Plant.
Force Majeure Event is defined in Section 12.1.
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Governmental Approvals are any material authorizations or permissions issued or granted by any Governmental Authority to the Expansion Project, its Owner, the Design-Builder, Subcontractors and their affiliates in connection with any activity related to the Expansion Project.
Governmental Authority means any federal, state, local or municipal governmental body; any governmental, quasi-governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, policy, regulatory or taxing authority or power; or any court or governmental tribunal; in each case having jurisdiction over the Owner, the Design-Builder, the Expansion Project, or the Site.
Hazardous Conditions are any materials, wastes, substances and chemicals deemed to be hazardous under applicable Legal Requirements, or the handling, storage, remediation, or disposal of which are regulated by applicable Legal Requirements.
ICM means ICM, Inc., a Kansas corporation.
ICM License Agreement means the license agreement to be executed between Owner and ICM, Inc., substantially in the form attached hereto as Exhibit D.
Indemnified Parties is defined in Section 5.2.
Independent Engineer means Owner’s and Lenders’ independent engineer.
Industry-Wide Disruption is defined in Section 12.4.
Informational Report is defined in Section 3.8.
Legal Requirements or Laws are all applicable federal, state and local statutes, laws, codes, ordinances, rules, regulations, judicial decisions, orders, decrees plans, injunctions, permits, tariffs, governmental agreements and governmental restrictions, whether now or hereafter in effect, of any government or quasi-government entity having jurisdiction over the Expansion Project or Site, the practices involved in the Expansion Project or Site, or any Work, including any consensus standards for materials, products, systems, and services established by ASTM International, any successor organization thereto, or any Governmental Authority.
Lenders means the lenders that are party to the Financing Documents.
Lenders’ Agent means an agent or agents acting on behalf of the Lenders.
Manufacturer’s Warranty shall mean a warranty provided by the original manufacturer or vendor of equipment used by Design-Builder in the Expansion Plant.
MGY is defined in the Recitals.
Notice to Proceed is defined in Section 6.2.
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Operating Procedures means, without limitation, the process equipment and specifications manuals, standards of quality, service protocols, data collection methods, construction specifications, training methods, engineering standards and any other information prescribed by Design-Builder and ICM from time to time concerning the ownership, operation, maintenance and repair of the Plant, subject to the limitations provided in the Agreement and in the ICM License Agreement.
Owner is defined in the Preamble.
Owner Indemnified Parties is defined in Section 14.3.1.
Owner’s Milestones is defined in Section 13.5.
Owner’s Representative is defined in Section 16.1.
Owner’s Senior Representative is defined in Section 16.1.
Party or Parties is defined in the Preamble.
Pass Through Warranties mean any warranties provided to Design-Builder by a Subcontractor which are assigned to Owner.
Pay Period means, with respect to a given Application for Payment, the one (1) month period following the last day of the previous Pay Period to which the immediately prior Application for Payment is applied; provided that the initial Pay Period shall commence on the date of delivery of the Notice to Proceed and end on the twenty-fourth (24th) day of the calendar month during which the Notice to Proceed is issued.
Payment Bond is defined in Section 7.3.2.
Performance Bond is defined in Section 7.3.1.
Performance Guarantee Criteria means the criteria listed in Exhibit A.
Performance Tests is defined in Section 7.2.1.
Pre-Engineering Agreement is defined in Section 6.1.
Punch List is defined in Section 6.4.3.
PVFE Plant is defined in the Recitals.
Qualified Independent Expert means an expert retained by Owner and approved by Design-Builder pursuant to Section 11.1.2.
Safety Representative is defined in Section 3.7.1.
Schedule of Values is defined in Section 10.2.5.
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Scheduled Substantial Completion Date is defined in Section 6.4.1.
Site is the land or premises on which the Expansion Project is located.
Subcontractor is any person or entity retained by Design-Builder, or by any person or entity retained directly or indirectly by Design-Builder, in each case as an independent contractor to perform a portion of the Work and shall include materialmen and suppliers.
Substantial Completion is defined in Section 6.4.2.
Work is defined in Section 3.1.
Work Product is defined in Section 5.1.
Article 2
The Expansion Project
     2.1 Services to be Performed. Pursuant to this Agreement, Design-Builder shall perform all work and services in connection with the engineering, design, procurement, construction startup, testing and training for the operation and maintenance of the Expansion Plant, and provide all material, equipment, tools and labor necessary to complete the Expansion Plant in accordance with the terms of this Agreement. The Expansion Plant, together with all equipment, labor, services and materials furnished hereunder is defined as the “Expansion Project.”
     2.2 Extent of Agreement. This Agreement consists of the following documents, and all exhibits, schedules, appendices and attachments hereto and thereto (collectively, the “Contract Documents”):
          2.2.1 All written modifications, amendments and change orders to this Agreement.
          2.2.2 This Agreement, including all exhibits and attachments, executed by Owner and Design-Builder, including those below:
List of Exhibits
Exhibit A     Performance Guarantee Criteria
Exhibit B     Project Scope
Exhibit C     Owner’s Responsibilities
Exhibit D     ICM License Agreement
Exhibit E     Schedule of Values
Exhibit F     Form of Informational Report
Exhibit G     Required Permits
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Exhibit H     Form of Performance Bond
Exhibit I     Form of Payment Bond
Exhibit J     Draw (Payment) Schedule
Exhibit K     Air Emissions Application or Permit
Exhibit L     Pre-Engineering Agreement
Exhibit M     Form of Application for Payment
Exhibit N     Form of Lien Waiver
          2.2.3 Construction Documents to be prepared by Design-Builder pursuant to Section 3.2.1 shall be incorporated in this Agreement.
     2.3 Conflicting Provisions. In the event of any conflict or inconsistency between the body of this Agreement and any Exhibit or Schedule hereto, the terms and provisions of this Agreement, as amended from time to time, shall prevail and be given priority. Subject to the foregoing, the several documents and instruments forming part of this Agreement are to be taken as mutually explanatory of one another and in the case of ambiguities or discrepancies within or between such parts the same shall be explained and interpreted, if possible, in a manner which gives effect to each part and which avoids or minimizes conflicts among such parts. No oral representations or other agreements have been made by the Parties except as specifically stated in the Contract Documents.
Article 3
Design-Builder Responsibilities
     3.1 Design-Builder’s Services in General. Except for services and information to be provided by Owner and specifically set forth in Article 4 and Exhibit C, Design-Builder shall perform or cause to be performed all design, engineering, procurement, construction services, supervision, labor, inspection, testing, start-up, material, equipment, machinery, temporary utilities and other temporary facilities to complete construction of the Expansion Project consistent with the Contract Documents (the “Work”). All design and engineering and construction services and other Work of the Design-Builder shall be performed in accordance with (i) the Expansion Project Scope as set forth in Exhibit B, (ii) the Construction Documents, (iii) all Legal Requirements, and (iv) generally accepted construction and design-build standards of the fuel ethanol industry in the Midwest United States during the relevant time period. Any design and engineering or other professional service to be performed pursuant to this Agreement, which under Applicable Law must be performed by licensed personnel, shall be performed by licensed personnel as required by Law. The enumeration of specific duties and obligations to be performed by the Design-Builder under the Contract Documents shall not be construed to limit in any way the general undertakings of the Design-Builder as set forth herein. Design-Builder’s Representative shall be reasonably available to Owner and shall have the necessary expertise and experience required to supervise the Work. Design-Builder’s Representative shall communicate regularly with Owner and shall be vested with the authority to act on behalf of Design-Builder.
     3.2 Design Development and Services.
          3.2.1 Where required by Law, Design-Builder shall provide through qualified, licensed design professionals employed by Design-Builder, or procured from qualified,
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independent licensed Design Consultants, the necessary design services, including architectural, engineering and other design professional services, for the preparation of the required drawings, specifications and other design submittals required to permit construction of the Work in accordance with this Agreement (such drawings, specifications and design submittals collectively the “Construction Documents”). To the extent not prohibited by Legal Requirements, Design-Builder may prepare Construction Documents for a portion of the Work to permit construction to proceed on that portion of the Work prior to completion of the Construction Documents for the entire Work.
          3.2.2 Construction of the Expansion Plant shall be consistent with the Construction Documents.
          3.2.3 Design-Builder shall maintain a current, complete set of drawings and specifications at the Site. Owner shall have the right to review such drawings and specifications. Owner and Independent Engineer may not make copies of the available drawings and specifications without Design-Builder’s written permission, and, granted such permission, may only do so to the extent such drawings and specifications directly pertain to the Expansion Plant; provided however that, pursuant to Section 5.1 of this Agreement, Design-Builder retains ownership of and property interests in any drawing or specifications made available and/or copied.
          3.2.4 Except as provided elsewhere in this Agreement, it is understood and agreed that review, comment and/or approval by Owner (or its designees) or Independent Engineer of any documents or submittals that Design-Builder is required to submit to Owner (or its designees) or Independent Engineer hereunder for their review, comment and/or approval (including without limitation the Construction Documents pursuant to Sections 3.2.1 and 3.2.3 hereof) shall not relieve or release Design-Builder from any of its duties, obligations or liabilities provided for under the terms of this Agreement or transfer any design liability from Design-Builder to Owner.
     3.3 Standard of Care. All services performed by the Design-Builder and its Subcontractors pursuant to the Construction Documents shall be performed in accordance with the standard of care and skill generally accepted in the fuel ethanol industry in the Midwest United States during the relevant time period or in accordance with any of the practices, methods and acts that in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, safety and expedition. This standard of care is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be acceptable practices, methods or acts generally accepted in the construction and design-build standards of the fuel ethanol industry in the Midwest United States. Design-Builder and its Subcontractors shall perform all construction activities efficiently and with the requisite expertise, skill, competence, resources and care to satisfy the requirements of the Contract Documents and all applicable Legal Requirements. Design-Builder shall at all times exercise complete and exclusive control over the means, methods, sequences and techniques of construction.
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     3.4 Government Approvals and Permits. Except as identified in Exhibit C and, with respect to items identified as Owner’s responsibility, in Exhibit G (which items shall be obtained by Owner pursuant to Section 4.5), Design-Builder shall obtain and pay for all necessary permits, approvals, licenses, government charges and inspection fees required for the prosecution of the Work by any government or quasi-government entity having jurisdiction over the Expansion Project. Design-Builder shall provide reasonable assistance to Owner in obtaining those permits, approvals and licenses that are Owner’s responsibility.
     3.5 Subcontractors.
          3.5.1 Design-Builder may subcontract portions of the Work in accordance with the terms hereof.
          3.5.2 Design-Builder assumes responsibility to Owner for the proper performance of the Work of Subcontractors and any acts and omissions in connection with such performance. Nothing in the Contract Documents is intended or deemed to create any legal or contractual relationship between Owner and any Subcontractor, including but not limited to any third-party beneficiary rights.
          3.5.3 Design-Builder shall coordinate the activities of all of Design-Builder’s Subcontractors. If Owner performs other work on the Expansion Project or at the Site with separate contractors under Owner’s control, Design-Builder agrees to reasonably cooperate and coordinate its activities with those separate contractors so that the Expansion Project can be completed in an orderly and coordinated manner without unreasonable disruption.
          3.5.4 Design-Builder shall ensure that each subcontract with a Subcontractor is assignable to Owner without consent of the Subcontractor or any other person or entity in the event that Design-Builder shall be in an uncured default or terminated with cause under the terms of this Agreement.
     3.6 Maintenance of Site. Design-Builder shall keep the Site reasonably free from debris, trash and construction wastes to permit Design-Builder to perform its construction services efficiently, safely and without interfering with the use of adjacent land areas. Upon Substantial Completion of the Work Design-Builder shall remove all debris, trash, construction wastes, materials, equipment, machinery and tools arising from the Work to permit Owner to occupy the Expansion Project for its intended use.
     3.7 Project Safety.
          3.7.1 Design-Builder recognizes the importance of performing the Work in a safe manner so as to prevent damage, injury or loss to (i) any individuals at the Site, whether working or visiting, (ii) the Work, including materials and equipment incorporated into the Work or stored on-Site or off-Site, and (iii) any other property at the Site or adjacent thereto. Design-Builder assumes responsibility for implementing and monitoring all safety precautions and programs related to the performance of the Work. Design-Builder shall, prior to commencing construction, designate a representative (the “Safety Representative”) with the necessary qualifications and experience to supervise the implementation and monitoring of all safety precautions and programs related to the Work. Unless otherwise required by the Contract
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Documents, Design-Builder’s Safety Representative shall be an individual stationed at the Site who may have responsibilities on the Expansion Project in addition to safety. The Safety Representative shall make routine daily inspections of the Site and shall hold weekly safety meetings with Design-Builder’s personnel, Subcontractors and others as applicable.
          3.7.2 Design-Builder and Subcontractors shall comply with all Legal Requirements relating to safety, as well as any Owner-specific safety requirements set forth in the Contract Documents; provided, that such Owner-specific requirements do not violate any applicable Legal Requirement. As promptly as practicable, Design-Builder will report in writing any safety-related injury, loss, damage or accident arising from the Work to Owner’s Representative and, to the extent mandated by Legal Requirements, to all government or quasi-government authorities having jurisdiction over safety-related matters involving the Expansion Project or the Work.
          3.7.3 Design-Builder’s responsibility for safety under this Section 3.7 is not intended in any way to relieve Subcontractors of their own contractual and legal obligations and responsibility for (i) complying with all Legal Requirements, including those related to health and safety matters, and (ii) taking all necessary measures to implement and monitor all safety precautions and programs to guard against injury, losses, damages or accidents resulting from their performance of the Work.
     3.8 Submission of Reports. Design-Builder shall provide Owner with a monthly informational report substantially in the form of Exhibit F attached hereto (“Informational Report”).
     3.9 Training. At a mutually agreed time prior to start-up, Design-Builder shall provide any necessary training at the PVFE Plant (or other location) for all of Owner’s employees required for the operation and maintenance of the Expansion Plant in accordance with all design specifications therefor contained in the Contract Documents and necessary in order to maintain the Performance Guarantee Criteria, including operators, laboratory personnel, general, plant and maintenance managers. Other personnel of Owner may receive such off-Site training by separate arrangement between Owner and Design-Builder and as time is available. All training personnel and costs associated with such training personnel, including labor and all training materials will be provided to Owner within the Contract Price at no additional cost. Owner will be responsible for all travel and expenses of their employees and the Owner will pay all wages and all other expenses for their personnel during the training. The training services will include training on computers, laboratory procedures, field operating procedures, and overall plant section performance expectations. Prior to the start-up training, Design-Builder shall provide Owner training manuals and operating manuals and other documents reasonably necessary for the start-up process.
     3.10 Integration of Expansion Plant into PVFE Plant. Design-Builder shall coordinate with Owner the timely and full integration of installation and start-up of the Expansion Plant into the PVFE Plant so as to coincide as much as possible with the periods of non-operation (whether scheduled or otherwise) of the PVFE Plant. Design-Builder shall perform all services reasonably necessary to fully integrate the Expansion Plant into the PVFE Plant so that the Expansion Plant operates in accordance with the Contract Documents and
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maintains the Performance Guarantee Criteria. However, Design-Builder makes no guarantees as to, and shall not be held liable for, any effect the design, construction, and integration of the Expansion Plant shall have on the performance of the Plant during Design-Builder’s performance of the services provided pursuant to this Agreement.
Article 4
Owner’s Responsibilities
     4.1 Duty to Cooperate.
          4.1.1 Owner shall, throughout the performance of the Work, cooperate with Design-Builder and perform its responsibilities, obligations and services in a timely manner to facilitate Design-Builder’s timely and efficient performance of the Work and so as not to delay or interfere with Design-Builder’s performance of its obligations under the Contract Documents.
          4.1.2 Owner shall pay all reasonable costs incurred by Design-Builder for frost removal so that winter construction can proceed. Such costs may include but are not limited to, equipment costs, equipment rental costs, sheltering costs, special material costs, fuel costs and associated labor costs. Owner acknowledges and agrees that such costs are in addition to, and not included in, the Contract Price, and that the payment of such costs, which shall be billed on a weekly basis, shall not require the issuance of a Change Order or the obtaining of any Owner approval prior to the issuance of invoices for such costs.
     4.2 Furnishing of Services and Information.
          4.2.1 Prior to the issuance of the Notice to Proceed, at its own cost and expense, Owner shall provide the following items to Design-Builder for Design-Builder’s information and use and, all of which Design-Builder is entitled to rely upon in performing the Work:
(a)	surveys describing the property, boundaries, topography and reference points for use during construction, including existing service and utility lines;

(b)	geotechnical studies describing subsurface conditions including soil borings, and other surveys describing other latent or concealed physical conditions at the Site;

(c)	temporary and permanent easements, zoning and other requirements and encumbrances affecting land use, or necessary to permit the proper design and construction of the Expansion Project and enable Design-Builder to perform the Work;

(d)	A legal description of the Site;

(e)	to the extent available, as-built and record drawings of any existing structures at the Site, including modifications since the original construction of the PVFE Plant; and
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(f)	all environmental studies, reports and impact statements describing the environmental conditions, including Hazardous Conditions, in existence at the Site that have been conducted or performed.
          4.2.2 Owner shall provide to Design-Builder all Owner’s deliverables under Exhibit C pursuant to Owner’s Milestones. Such deliverables shall be provided, at Owner’s own cost and expense, for Design-Builder’s information and use. Design-Builder is entitled to rely upon such deliverables in performing the Work.
          4.2.3 Owner is responsible for securing and executing all necessary agreements with adjacent land or property owners that are necessary to enable Design-Builder to perform the Work and that have been identified and notified in writing by Design-Builder to Owner prior to the Effective Date. Owner is further responsible for all costs, including attorneys’ fees, incurred in securing these necessary agreements.
          4.3 Financial Information; Cooperation with Lenders; Failure to Obtain Financial Closing. Design-Builder acknowledges that Owner is seeking financing for the Expansion Project. Design-Builder agrees to cooperate with Owner in good faith in order to satisfy the reasonable requirements of Owners’ financing arrangements, including, where appropriate and reasonable, the execution and delivery of documents or instruments necessary to accommodate the Financial Closing. Owner agrees to pay all documented costs incurred by Design-Builder incurred prior to and at Financial Closing, and thereafter during the term of this Agreement, in connection with satisfying the requirements of Owners’ financing arrangements including all documented attorney’s fees. Design-Builder and Owner also acknowledge that the Lenders, as a condition to providing financing for the Expansion Plant, shall require Owner to provide the Independent Engineer with certain reasonable participation and review rights with respect to Design-Builder’s performance of the Work. Design-Builder acknowledges and agrees that such reasonable participation and review rights shall consist of the right to (i) enter the Site and inspect the Work upon reasonable notice to Design-Builder; (ii) attend all start-up and testing procedures; and (iii) review and approve such other items for which Owner is required by Lenders to obtain the concurrence, opinion or a certificate of the Independent Engineer or the Lenders pursuant to the Financing Documents which items do not alter the rights or impose additional obligations on Design-Builder. Nothing in this Section 4.3 shall be deemed to require Design-Builder to agree to any amendments to this Agreement that would adversely affect Design-Builder’s risks, rights or obligations under this Agreement. Upon Financial Closing, Owner shall promptly provide to Design-Builder an officer’s certificate certifying that Financial Closing has occurred and such Owner’s officer’s certificate shall constitute evidence satisfactory to Design-Builder that Owner has adequate funds available and committed to fulfill its obligations under the Contract Documents for all purposes hereunder. Owner must provide such officer’s certificate prior to issuing the Notice to Proceed.
     4.4 Owner’s Representative. Owner’s Representative, as set forth in Section 16.1 hereof, shall be responsible for providing Owner-supplied information and approvals in a timely manner to permit Design-Builder to fulfill its obligations under the Contract Documents. Owner’s Representative shall also provide Design-Builder with prompt notice if it observes any failure on the part of Design-Builder to fulfill its contractual obligations, including any errors, omissions or defects in the performance of the Work. Owner’s Representative shall be vested
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with the authority to act on behalf of Owner and Design-Builder shall be entitled to rely on written communication from Owner’s Representative with respect to an Expansion Project matter.
     4.5 Government Approvals and Permits. Owner shall obtain and pay for all necessary Governmental Approvals required by Law, including permits, approvals, licenses, government charges and inspection fees set forth in Exhibit C and, to the extent identified as Owner’s responsibility, Exhibit G. Owner shall provide reasonable assistance to Design-Builder in obtaining those permits, approvals and licenses that are Design-Builder’s responsibility pursuant to Exhibit G and Section 3.4.
     4.6 Owner’s Separate Contractors. Owner is responsible for all work, including such work listed on Exhibit C, performed on the Expansion Project or at the Site by separate contractors under Owner’s control. Owner shall contractually require its separate contractors to cooperate with, and coordinate their activities so as not to interfere with, Design-Builder in order to enable Design-Builder to timely complete the Work consistent with the Contract Documents.
     4.7 Security.
          4.7.1 Owner shall be responsible for Site security (including fencing, alarm systems, security guarding services and the like) at all times during the term of this Agreement to prevent vandalism, theft and danger to the Expansion Project, the Site, and personnel. Owner shall coordinate and supervise ingress and egress from the Site so as to minimize disruption to the Work.
          4.7.2 Design-Builder shall at all times conduct its operations in a manner to minimize the risk of loss, theft, or damage by vandalism, sabotage, or any other means. Design-Builder shall continuously inspect all Work, materials, and equipment to discover and determine any conditions that might involve such risks and shall be solely responsible for discovery, determination, and correction of any such conditions.
Article 5
Ownership of Work Product; Risk of Loss
     5.1 Work Product. All drawings, specifications, calculations, data, notes and other materials and documents, including electronic data furnished by Design-Builder to Owner under this Agreement (“Work Product”) shall be instruments of service and Design-Builder shall retain the ownership and property interests therein, including the copyrights thereto.
     5.2 Owner’s Limited License Upon Payment in Full. Upon Owner’s payment in full for all Work performed under the Contract Documents, Design-Builder shall grant Owner a limited license to use the Work Product in connection with Owner’s occupancy and repair of the Expansion Plant. Design-Builder acknowledges and agrees that the limited license to use the Work Product granted hereby shall provide Owner sufficient rights in and to the Work Product as shall be necessary for Owner to operate and maintain the Expansion Plant and shall include any Pass Through Warranties in connection therewith. Design-Builder shall provide Owner with a copy of the plans of the Expansion Plant, as built, (the “As Built Plans”) conditioned on
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Owner’s express understanding that its use of the Work Product and its acceptance of the As Built Plans is at Owner’s sole risk and without liability or legal exposure to Design-Builder or anyone working by or through Design-Builder, including Design Consultants of any tier (collectively the “Indemnified Parties”); provided, however, that any performance guarantees, and warranties (of equipment or otherwise) shall remain in effect according to the terms of this Agreement.
          5.2.1 Design-Builder is utilizing certain proprietary property and information of ICM in the design and construction of the Expansion Project, and Design-Builder may incorporate proprietary property and information of ICM into the Work Product. Owner’s use of the proprietary property and information of ICM shall be governed by the terms and provisions of the ICM License Agreement, to be executed by Owner and ICM in connection with the execution of this Agreement. Owner shall be entitled to use the Work Product solely for purposes relating to the Expansion Plant, but shall not be entitled to use the Work Product for any other purposes whatsoever, including without limitation, expansion of the Expansion Plant. Notwithstanding the foregoing sentence, Owner shall be entitled to use the Work Product for the operation, maintenance and repair of the Expansion Plant including the interconnection of, but not the design of, any future expansions to the Expansion Plant. The limited license granted to Owner under Sections 5.2, 5.3 or 5.4 to use the Work Product shall be limited by and construed according to the same terms contained in the ICM License Agreement attached hereto as Exhibit D and incorporated herein by reference thereto, except (i) references in such ICM License Agreement to ICM and Proprietary Property shall refer to Design-Builder and Work Product, respectively, (ii) the Laws of the State of Minnesota shall govern such limited license, and (iii) the dispute resolution provisions contained in Article 19 hereof shall apply to any breach or threatened breach of Owner’s duties or obligations under such limited license, except that Design-Builder shall have the right to seek injunctive relief in a court of competent jurisdiction against Owner or its Representatives for any such breach or threatened breach. This paragraph also applies to Sections 5.3 and 5.4 below.
     5.3 Owner’s Limited License Upon Owner’s Termination for Convenience or Design-Builder’s Election to Terminate. If Owner terminates the Expansion Project for its convenience as set forth in Section 15.3 hereof, or if Design-Builder elects to terminate this Agreement in accordance with Section 15.5, Design-Builder shall, upon Owner’s payment in full of the amounts due Design-Builder under this Agreement, grant Owner a limited license to use the Work Product to complete the Expansion Plant and subsequently occupy and repair the Expansion Plant, subject to the following:
(a)	Use of the Work Product is at Owner’s sole risk without liability or legal exposure to any Indemnified Party; provided, however, that any Pass Through Warranties regarding equipment or express warranties regarding equipment provided by this Agreement shall remain in effect according to their terms; and

(b)	If the termination for convenience is by Owner in accordance with Section 15.3 hereof, or if Design-Builder elects to terminate this Agreement in accordance with Section 15.5, then Owner agrees to pay Design-Builder the additional sum of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) as compensation
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for the limited right to use the Work Product completed “as is” on the date of termination in accordance with this Article 5.
     5.4 Owner’s Limited License Upon Design-Builder’s Default. If this Agreement is terminated due to Design-Builder’s default pursuant to Section 15.2 and (i) it is adjudged that Design-Builder was in default, and (ii) Owner has fully satisfied all of its obligations under the Contract Documents through the time of Design-Builder’s default, then Design-Builder shall grant Owner a limited license to use the Work Product in connection with Owner’s completion and occupancy and repair of the Expansion Plant. This limited license is conditioned on Owner’s express agreement that its use of the Work Product is at Owner’s sole risk without liability or legal exposure to any Indemnified Party; provided, however, that any Pass Through Warranties regarding equipment or express warranties regarding equipment provided by this Agreement shall remain in effect according to their terms. This limited license grants Owner the ability to repair the Expansion Plant at Owner’s discretion.
     5.5 Owner’s Indemnification for Use of Work Product. If Owner uses the Work Product or Expansion Plant under any of the circumstances identified in this Article 5, to the fullest extent allowed by Law, Owner shall defend, indemnify and hold harmless the Indemnified Parties from and against any and all claims, damages, liabilities, losses and expenses, including attorneys’ fees, arising out of or resulting from the use of the Work Product and Expansion Plant; provided, however, that any Pass Through Warranties regarding equipment or express warranties regarding equipment provided by this Agreement shall remain in effect according to their terms.
     5.6 Risk of Loss. Design-Builder shall have no liability for a physical loss of or damage to the Work unless such loss or damage is caused by the willful misconduct or gross negligence of Design-Builder or someone acting under its direction or control. Design-Builder shall not be liable for physical loss of or damage to the Work where such loss or damage is caused by the willful misconduct or gross negligence of Owner’s employees or third parties who are not Subcontractors. Design-Builder shall have no liability for a physical loss of or damage to the Work occurring after Final Completion. Design-Builder shall have no liability for losses or damages for which insurance coverage under this Agreement is available to Owner; in such circumstances, any liability for losses and damages as described in this Section 5.6 shall be limited to losses or damages which exceed insurance coverage available to the Owner without the application of any reductions from such coverages due to deductible, retention or retrospective premiums.
Article 6
Commencement and Completion of the Expansion Project
     6.1 Pre-Engineering Agreement. Owner shall have entered into that certain Pre-Engineering Agreement between Owner and Fagen Engineering, LLC (“Fagen Engineering”) dated April 24, 2006 and attached hereto as Exhibit L (“Pre-Engineering Agreement”). The Pre-Engineering Agreement provides for Fagen Engineering to commence work on the preliminary engineering for the Expansion Project as set forth therein. Owner has agreed to pay Ninety-Two Thousand Five Hundred Dollars ($92,500.00) for such engineering services pursuant to the terms of that agreement, the full amount of which shall be included in and credited to the Contract
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Price. Notwithstanding the foregoing sentence, if a Notice to Proceed is not issued pursuant to Section 6.2, or Financial Closing is not obtained pursuant to Section 4.3, then no amount paid under the Pre-Engineering Agreement shall be refunded to Owner.
     6.2 Notice to Proceed; Commencement. The Work shall commence within five (5) Days of Design-Builder’s receipt of Owner’s written valid notice to proceed (“Notice to Proceed”) unless the Parties mutually agree otherwise in writing. The Parties agree that a valid Owner’s Notice to Proceed cannot be given until: *****. Owner and Design-Builder mutually agree that time is of the essence with respect to the dates and times set forth in the Contract Documents. Design-Builder must receive a valid Owner’s Notice to Proceed within one hundred and eighty (180) Days of the Effective Date; otherwise, this Agreement may be terminated at Design-Builder’s sole option. If Design-Builder chooses to terminate this Agreement pursuant to its right under the immediately preceding sentence, then Design-Builder shall have no further obligations hereunder.
          6.2.1 Notice to Proceed shall be delivered by Owner to Design-Builder pursuant to the notice requirements set forth in Section 21.7 hereof, with a copy to:
Fagen, Inc.
501 W. Highway 212
P. O. Box 159
Granite Falls, MN 56241
Attention: Becky Dahl
Fax: (320) 564-3278
     6.3 Expansion Project Start-Up and Testing. Owner shall provide, at Owner’s cost, equipment, tools, instruments and materials necessary for Owner to comply with its obligations under Exhibit C, raw materials, consumables and personnel, necessary for start-up and testing of the Expansion Plant, and Design-Builder shall provide supervision, standard and special test instruments, tools, equipment and materials required to perform component and equipment checkout and testing, initial start-up, operations supervision and corrective maintenance of all permanent Expansion Plant equipment within the scope of the Work. Notwithstanding the foregoing sentence, Design-Builder shall be responsible for raw materials and consumables to the extent such amounts provided by Owner are destroyed or damaged (as opposed to consumed in the ordinary course of start-up and testing) by Design-Builder or its personnel during start-up and testing. Design-Builder shall supervise and direct Owner’s personnel who shall participate in the start-up activities with Design-Builder’s personnel to become familiar with all aspects of the Expansion Plant. Owner and the Independent Engineer may witness start-up and testing activities. Performance testing will be conducted in accordance with the provisions of Section 7.2 hereof.
     6.4 Substantial Completion.
          6.4.1 Substantial Completion of the entire Work shall be achieved no later than Four Hundred and Eighty Five (485) Days after the date of the Notice to Proceed, subject to
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adjustment in accordance with the Contract Documents hereof (the “Scheduled Substantial Completion Date”).
          6.4.2 “Substantial Completion” shall be deemed to occur on the date on which the Work is sufficiently complete so that Owner can occupy and use the Expansion Plant for its intended purposes. Substantial Completion shall be attained at the point in time when the Expansion Plant is ready to grind the first batch of corn and begin operation for its intended use. No production is guaranteed on the date of Substantial Completion.
          6.4.3 Procedures. Design-Builder shall notify Owner in writing when it believes Substantial Completion has been achieved with respect to the Work. Within five (5) Days of Owner’s receipt of Design-Builder’s notice, Owner and Design-Builder will jointly inspect such Work to verify that it is substantially complete in accordance with the requirements of the Contract Documents. If such Work is deemed substantially complete, Design-Builder shall prepare and issue a “Certificate of Substantial Completion” for the Work that will set forth (i) the date of Substantial Completion, (ii) the remaining items of Work that have to be completed before Final Payment (“Punch List”), (iii) provisions (to the extent not already provided in this Agreement) establishing Owner’s and Design-Builder’s responsibility for the Expansion Project’s security, maintenance, utilities and insurance pending Final Payment, and (iv) an acknowledgment that warranties with respect to the Work commence on the date of Substantial Completion, except as may otherwise be noted in the Certificate of Substantial Completion. Upon Substantial Completion of the entire Work and satisfaction of the Performance Guarantee Criteria listed in Exhibit A, Owner shall release to Design-Builder all retained amounts less an amount equal to the reasonable value of all remaining or incomplete items of Work as noted in the Certificate of Substantial Completion, and less an amount equal to the value of any Subcontractor lien waivers not yet obtained.
     6.5 Final Completion.
          6.5.1 Final Completion of the Work shall be achieved within Ninety (90) Days after the date of Substantial Completion (the “Final Completion Date”).
          6.5.2 “Final Completion” shall be achieved when the Owner reasonably determines that the following conditions have been met:
(a)	Substantial Completion has been achieved;

(b)	any outstanding amounts owed by Design-Builder to Owner have been paid in full;

(c)	the items identified on the Punch List have been completed by Design-Builder;

(d)	clean-up of the Site has been completed;

(e)	all permits required to have been obtained by Design-Builder have been obtained;

(f)	the information in Section 6.5.4 has been provided to Owner;
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(g)	release and waiver of all claims and liens from Design-Builder and Subcontractors have been provided; and

(h)	the Performance Tests have been successfully completed.
          6.5.3 After receipt of a Final Application for Payment from Design-Builder, Owner shall make Final Payment in accordance with Section 10.3, less an amount equal to the value of any Subcontractor lien waivers not yet obtained.
          6.5.4 At the time of submission of its Final Application for Payment, Design-Builder shall provide the following information:
(a)	an affidavit that there are no claims, obligations or liens outstanding or unsatisfied for labor, services, material, equipment, taxes or other items performed, furnished or incurred for or in connection with the Work which will in any way affect Owner’s interests;

(b)	a general release executed by Design-Builder waiving, upon receipt of final payment by Design-Builder, all claims for payment, additional compensation, or damages for delay, except those previously made to Owner in writing and remaining unsettled at the time of Final Payment provided such general release shall not waive defenses to claims that may be asserted by Owner after payment or claims arising after payment;

(c)	consent of Design-Builder’s surety, if any, to Final Payment; and

(d)	a hard copy of the As Built Plans; provided, however, that such plans will remain the Work Product of the Design-Builder and subject in all respects to Article 5.
          6.5.5 Upon making Final Payment, Owner waives all claims against Design-Builder except claims relating to (i) Design-Builder’s failure to satisfy its payment obligations, (ii) Design-Builder’s failure to complete the Work consistent with the Contract Documents, including defects appearing within one (1) year after Substantial Completion, and (iii) the terms of any warranties required by the Contract Documents.
     6.6 Failure to Attain Timely Final Completion. Owner agrees and hereby acknowledges that it has waived any and all claims and damages against Design-Builder, including without limitation any and all costs, losses, expenses, and carrying charges, incurred as a result of Design-Builder’s failure to timely attain Final Completion by the Final Completion Date.
     6.7 Post Completion Support. 6.7.1 Adequate personnel to complete all Work within the Contract Time(s) will be maintained on-Site by Design-Builder or a Subcontractor until Final Completion has been achieved. In addition to prosecuting the Work until Final Completion has been achieved, Design-Builder or its Subcontractor will provide one (1) month of on-Site operational support for Owner’s personnel after successful completion of the Performance Tests and, from the date of Substantial Completion, will provide six (6) months of off-Site technical
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and operating procedure support by telephone and other electronic data transmission and communication.
Article 7
Performance Testing
     7.1 Performance Guarantee. The Design-Builder guarantees that the Expansion Plant will meet the performance criteria listed in Exhibit A (the “Performance Guarantee Criteria”) during a performance test conducted and concluded pursuant to the terms hereof not later than Ninety (90) Days after the date of Substantial Completion. If there is a performance shortfall, Design-Builder will pay all design and construction costs associated with making the necessary corrections. Design-Builder retains the right to use its sole discretion in determining the method (which shall be in accordance with generally accepted construction and design-build standards of the fuel ethanol industry in the Midwest United States) to remedy any performance related issues.
     7.2 Performance Testing.
          7.2.1 The Design-Builder shall direct and supervise the tests and, if necessary, the retests of the Expansion Plant using Design-Builder’s supervisory personnel and the Air Emissions Tester shall conduct the air emissions test, in each case, in accordance with the testing procedures set forth in Exhibit A (the “Performance Tests”), to demonstrate, at a minimum, compliance with the Performance Guarantee Criteria. Owner is responsible for obtaining Air Emissions Tester and for ensuring Air Emissions Tester’s timely performance. Design-Builder shall cooperate with the Air Emissions Tester to facilitate performance of all air emissions tests. Design-Builder shall not be held responsible for the actions of Owner’s employees and third parties involved in the Performance Testing, including but not limited to Air Emissions Tester.
          7.2.2 No later than thirty (30) Days prior to the earlier of the Scheduled Substantial Completion Date or Substantial Completion, Design-Builder shall provide to Owner for review a detailed testing plan for the Performance Tests (other than for air emissions). Owner and Design-Builder shall agree upon a testing plan that shall be consistent with the Performance Test Protocol contained in Exhibit A hereto. After such agreement has been reached, Design-Builder shall notify the Owner five (5) business days prior to the date Design-Builder intends to commence the Performance Tests and shall notify the Owner upon commencement of the Performance Tests. Owner and Independent Engineer each have the right to witness all testing, including the Performance Tests and any equipment testing, whether at the Site or at the Subcontractor’s or equipment supplier’s premises during the course of this Agreement. Notwithstanding the foregoing sentence, Owner shall bear the costs of providing a witness to any such testing and all such witnesses shall comply at all times with Design-Builder’s, Subcontractor’s or equipment supplier’s safety and security procedures and other reasonable requirements, and otherwise conduct themselves in a manner that does not interfere with Design-Builder’s, Subcontractor’s or equipment supplier’s activities or operations.
          7.2.3 Design-Builder shall provide to Owner a Performance Test report (excluding results from air emissions testing), including all applicable test data, calculations and certificates indicating the results of the Performance Tests and, within five (5) business days of
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Owner’s receipt of such results, Owner and Design-Builder will jointly inspect such Work and review the results of the Performance Tests to verify that the Performance Guarantee Criteria have been met. If Owner reasonably determines that the Performance Guarantee Criteria have not been met, Owner shall notify Design-Builder the reasons why Owner determined that the Performance Guarantee Criteria have not been met and Design-Builder shall promptly take such action or perform such additional work as will achieve the Performance Guarantee Criteria and shall issue to the Owner another notice in accordance with Section 7.2.2; provided however that if the notice relates to a retest, the notice may be provided no less than two (2) business days prior to the Performance Tests. Such procedure shall be repeated as necessary until Owner verifies that the Performance Guarantee Criteria have been met.
          7.2.4 If Owner, for whatever reason, including without limitation, Owner’s failure to perform maintenance or provide supplies necessary for start-up, testing, and demonstration of the Performance Guarantee Criteria for the Expansion Plant, prevents Design-Builder from demonstrating the Performance Guarantee Criteria within thirty (30) Days of Design-Builder’s notice that the Expansion Plant is ready for Performance Testing, then Design-Builder shall be excused from demonstrating compliance with the Performance Guarantee Criteria during such period of time that Design-Builder is prevented from demonstrating compliance with the Performance Guarantee Criteria; provided however that Design-Builder will be deemed to have fulfilled all of its obligations to demonstrate that the Expansion Plant meets the Performance Guarantee Criteria should such period of time during which Design-Builder is prevented from demonstrating the Performance Criteria exceed thirty (30) Days or extend ninety (90) days beyond Substantial Completion.
     7.3 Bonds and Other Performance Security.
          7.3.1 On or prior to the date of Financial Closing, if requested by Owner, the Design-Builder shall deliver to Owner a bond substantially in the form attached as Exhibit H (the “Performance Bond”) in an initial amount equivalent to the Contract Price. Owner shall pay on the date of Financial Closing all costs of obtaining such bond, plus pay Design-Builder a fee of seven and one half percent (7.5%) for obtaining such bond, such fee to be calculated by multiplying seven and one half percent (7.5%) times the cost of the Performance Bond. Any amounts payable to the surety due to Design-Builder’s default under this Agreement or the Performance Bond shall be for the account of Design-Builder.
(a)	Design-Builder shall post additional bonds or security (which must be in form and substance satisfactory to Owner and the Lenders) or shall increase the amount of the Performance Bond by the amount of any increases to the Contract Price; provided, however, that Owner shall pay all costs of obtaining such bonds or security, plus pay Design-Builder a fee of seven and one half percent (7.5%) for obtaining such bonds or security, such fee to be calculated by multiplying seven and one half percent (7.5%) times the cost of the bonds or security.

(b)	The Performance Bond shall secure the Design-Builder’s obligations to complete the Work in accordance with this Agreement.
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          7.3.2 On or prior to the date of Financial Closing, if requested by Owner, the Design-Builder shall deliver to Owner a bond substantially in the form attached as Exhibit I (the “Payment Bond”) in an initial amount equivalent to the Contract Price. Owner shall pay on the date of Financial Closing all costs of obtaining such bond, plus pay Design-Builder a fee of seven and one half percent (7.5%) for obtaining such bond, such fee to be calculated by multiplying seven and one half percent (7.5%) times the cost of the Payment Bond but any amounts payable to the surety due to Design-Builder’s default under this Agreement or the Payment Bond shall be for the account of Design-Builder.
(a)	Design-Builder shall post additional bonds or security (which must be in form and substance reasonably satisfactory to Owner and the Lenders) or shall increase the amount of the Payment Bond by the amount of any increase to the Contract Price.

(b)	The Payment Bond shall secure the Design-Builder’s obligations to pay its Subcontractors, vendors and suppliers.

(c)	The Payment Bond shall provide the conditions upon which Subcontractors, vendors and suppliers may draw upon such Payment Bond following Design-Builder’s failure to pay amounts due such Subcontractors, vendors and suppliers.
Article 8
Warranties
     8.1 Design-Builder Warranty. Design-Builder warrants to Owner that the construction, including all materials and equipment furnished as part of the construction, shall be new, of good quality, in conformance with the Contract Documents and all Legal Requirements, free of defects in materials and workmanship. Design-Builder’s warranty obligation excludes defects caused by abuse, alterations, or failure to maintain the Work by persons other than Design-Builder or anyone for whose acts Design-Builder may be liable. Nothing in this warranty is intended to limit any Manufacturer’s Warranty which provides Owner with greater warranty rights than set forth in this Section 8.1 or the Contract Documents. Design-Builder will provide to Owner all manufacturers’ and Subcontractors’ warranties upon the earlier of Substantial Completion or termination of this Agreement. Owner’s failure to comply with all Operating Procedures shall void those guarantees, representations and warranties, whether expressed or implied, that were given by Design-Builder to Owner, concerning the performance of the Expansion Plant that are reasonably determined by Design-Builder to be affected by such failure. If Design-Builder reasonably determines that all damage caused by such failure can be repaired and Owner makes all repairs needed to correct such damage, as reasonably determined by Design-Builder, all guarantees, representations and warranties shall be reinstated for the remaining term thereof, if any, from the date of the repair.
     8.2 Correction of Defective Work.
          8.2.1 Design-Builder agrees to correct any Work that is found to not be in conformance with the Contract Documents, including that part of the Work subject to Section 8.1, within a period of one (1) year from the date of Substantial Completion of the Work;
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provided that Owner must report such non-conformance within seven (7) days of the appearance of such failure or non-conformance and that such one (1)-year period shall be extended one (1) Day for any part of the Work that is found to be not in conformance with the Contract Documents for each Day that such part of the Work is not operating in conformity with the Contract Documents, including any time during which any part of the Work is repaired or replaced pursuant to this Article 8.
          8.2.2 Design-Builder shall, within seven (7) Days of receipt of written notice from Owner that the Work is not in conformance with the Contract Documents, take meaningful steps to commence correction of such nonconforming Work, including the correction, removal or replacement of the nonconforming Work and correction or replacement of any Work damaged by such nonconforming Work. If Design-Builder fails to commence the necessary steps within such seven (7) Day period or fails to continue to perform such steps through completion, Owner, in addition to any other remedies provided under the Contract Documents, may provide Design-Builder with written notice that Owner will commence or assume correction of such nonconforming Work and repair of such damaged Work with its own resources. If, following such written notice, Owner performs such corrective and repair Work, Design-Builder shall be responsible for all reasonable costs incurred by Owner in performing the correction.
     8.3 Warranty Period Not Limitation to Owner’s Rights. The one (1)-year period referenced in Section 8.2 above applies only to Design-Builder’s obligation to correct nonconforming Work and is not intended to constitute a period of limitations for any other rights or remedies Owner may have regarding Design-Builder’s other obligations under the Contract Documents.
Article 9
Contract Price
     9.1 Contract Price. As full consideration to Design-Builder for full and complete performance of the Work and all costs incurred in connection therewith, Owner shall pay Design-Builder in accordance with the terms of Article 10, the sum of Forty-two Million Six Hundred Seventy-nine Thousand Nine and 00/100 Dollars ($42,679,009.00) (“Contract Price”), subject to adjustments made in accordance with Articles 12.4 and 13. The Contract Price does not include the water-pretreatment system and the fire protection system which shall be provided by Fagen pursuant to a separate side-letter agreement executed by Owner and Design-Builder at Design-Builder’s standard time plus material rates during the relevant time period and at the relevant locale. Owner acknowledges that it has taken no action which would impose a union labor or prevailing wage requirement on Design-Builder, Owner or the Expansion Project. The Parties acknowledge and agree that if after the date hereof, action by Owner, a change in Applicable Law or a Governmental Authority acting pursuant to a change in Applicable Law shall require Design-Builder to employ union labor or compensate labor at prevailing wages, the Contract Price shall be adjusted upwards to include any increased costs associated with such labor or wages. Such adjustments shall include, but not be limited to, increased labor, subcontractor, and material and equipment costs resulting from any union or prevailing wage requirement; provided, however, that if an option is made available to either employ union labor,
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or to compensate labor at prevailing wages, such option shall be at Design-Builder’s sole discretion and that if such option is executed by Owner without Design-Builder’s agreement, Design-Builder shall have the right to terminate this agreement and shall be entitled to compensation pursuant to Section 15.3.1 hereof.
Article 10
Payment Procedures
     10.1 Payment at Financial Closing. As part of the Contract Price, Owner shall pay Design-Builder *****, as a mobilization fee, as soon as allowed by its organizational documents and any other agreements or Laws and at the latest, at the earlier to occur Financial Closing or the issuance of a Notice to Proceed. Said ***** mobilization fee payment shall be subject to retainage as provided by Section 10.2.7.
     10.2 Progress Payments.
          10.2.1 Application for Payment. On or before the twenty-fifth (25th) Day of each month beginning with the first (1st) month following the Notice to Proceed, Design-Builder shall submit to Owner its request for payment for all Work performed and not paid for during the previous Pay Period (the “Application for Payment”). The Application for Payment shall be substantially in the form attached hereto as Exhibit M. Design-Builder shall submit to Owner, along with each Application for Payment, signed lien waivers, substantially in the form attached hereto as Exhibit N, received from Subcontractors and suppliers for the Work included in the Application for Payment submitted for the immediately preceding Pay Period and for which payment has been received.
          10.2.2 The Application for Payment shall constitute Design-Builder’s representation that the Work has been performed consistent with the Contract Documents and has progressed to the point indicated in the Application for Payment. The Parties agree that the work completed at the Site, the comparison of the Application for Payment against the work schedule, and the Schedule of Values shall provide sufficient substantiation of the accuracy of the Application for Payment and that no additional documentation will be provided to Owner in support of an Application for Payment. Title to the Work, including Work reflected in an Application for Payment which is in process, is in transit, is in storage, or has been incorporated into the Site, shall pass to Owner free and clear of all claims, liens, encumbrances, and security interests upon Design-Builder’s receipt of payment therefor.
          10.2.3 Within fifteen (15) Days after Owner’s receipt of each Application for Payment, Owner shall pay Design-Builder all amounts properly due, but in each case less the total of payments previously made, and less amounts properly withheld under this Agreement.
          10.2.4 The Application for Payment may request payment for equipment and materials not yet incorporated into the Expansion Project; provided that (i) Owner is satisfied that the equipment and materials are suitably stored at either the Site or another acceptable location, (ii) the equipment and materials are protected by suitable insurance, and (iii) upon payment, Owner will receive the equipment and materials free and clear of all liens and
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encumbrances except for liens of the Lenders and other liens and encumbrances permitted under the Financing Documents.
          10.2.5 Schedule of Values. The schedule of values attached hereto as Exhibit E (the “Schedule of Values”) (i) subdivides the Work into its respective parts, (ii) includes values for all items comprising the Work, and (iii) serves as the basis for monthly progress payments made to Design-Builder throughout the Work.
          10.2.6 Withholding of Payments. On or before the date set forth in Section 10.2.3, Owner shall pay Design-Builder all amounts properly due. If Owner determines that Design-Builder is not entitled to all or part of an Application for Payment, it will notify Design-Builder in writing at least ten (10) Days prior to the date payment is due. The notice shall indicate the specific amounts Owner intends to withhold, the reasons and contractual basis for the withholding, and the specific measures Design-Builder must take to rectify Owner’s concerns. Design-Builder and Owner will attempt to resolve Owner’s concerns prior to the date payment is due. If the Parties cannot resolve such concerns, Design-Builder may pursue its rights under the Contract Documents, including those under Article 19. Notwithstanding anything to the contrary in the Contract Documents, Owner shall pay Design-Builder all undisputed amounts in an Application for Payment within the times required by the Agreement.
          10.2.7 Retainage on Progress Payments. Owner will retain five percent (5%) of each payment. Owner will also reasonably consider reducing retainage for Subcontractors completing their work early in the Expansion Project. Upon Substantial Completion of the Work pursuant to Section 6.4.3, Owner shall release to Design-Builder all retained amounts less an amount equal to the reasonable value of all remaining or incomplete items of Work and less an amount equal to the value of any Subcontractor lien waivers not yet obtained, as noted in the Certificate of Substantial Completion, provided that such payment shall only be made if Design-Builder has met the Performance Guarantee Criteria listed in Exhibit A.
     10.3 Final Payment. Design-Builder shall deliver to Owner a request for final payment (the “Final Application for Payment”) when Final Completion has been achieved in accordance with Section 6.5. Owner shall make final payment within thirty (30) Days after Owner’s receipt of the Final Application for Payment (“Final Payment”).
     10.4 Failure to Pay Amounts Due.
          10.4.1 Interest. Payments which are due and unpaid by Owner to Design-Builder, whether progress payments or Final Payment, shall bear interest commencing on the date payment is due at the rate of Eighteen Percent (18%) per annum, or the maximum rate allowed by Law.
          10.4.2 Right to Suspend Work. If Owner fails to pay Design-Builder any undisputed amount that becomes due, Design-Builder, in addition to all other remedies provided in the Contract Documents, may stop Work pursuant to Section 15.4 hereof. All payments properly due and unpaid shall bear interest at the rate set forth in Section 10.4.1.
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          10.4.3 Failure to Make Final Payment. Owner’s failure to make Final Payment pursuant to section 10.3 hereof shall void any and all warranties, whether express or implied, provided by Design-Builder pursuant to this Agreement.
     10.5 Design-Builder’s Payment Obligations. Design-Builder will pay Design Consultants and Subcontractors, in accordance with its contractual obligations to such parties, all the amounts Design-Builder has received from Owner on account of their work. Design-Builder will impose similar requirements on Design Consultants and Subcontractors to pay those parties with whom they have contracted. Design-Builder will indemnify and defend Owner against any claims for payment and mechanic’s liens as set forth in Section 14.2 hereof.
     10.6 Record Keeping and Finance Controls. With respect to changes in the Work performed on a cost basis by Design-Builder pursuant to the Contract Documents, Design-Builder shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management, using accounting and control systems in accordance with generally accepted accounting principles and as may be provided in the Contract Documents. During the performance of the Work and for a period of three (3) years after Final Payment, Owner and Owner’s accountants shall be afforded access from time to time, upon reasonable notice, to Design-Builder’s records, books, correspondence, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to changes in the Work performed on a cost basis in accordance with the Contract Documents, all of which Design-Builder shall preserve for a period of three (3) years after Final Payment.
Article 11
Hazardous Conditions and Differing Site Conditions
     11.1 Hazardous Conditions.
          11.1.1 Unless otherwise expressly provided in the Contract Documents to be part of the Work, Design-Builder is not responsible for any Hazardous Conditions encountered at the Site. Upon encountering any Hazardous Conditions, Design-Builder will stop Work immediately in the affected area and as promptly as practicable notify Owner and, if Design-Builder is specifically required to do so by Legal Requirements, all Governmental Authorities having jurisdiction over the Expansion Project or Site. Design-Builder shall not remove, remediate or handle in any way (except in case of emergency) any Hazardous Conditions encountered at the Site without prior written approval of Owner.
          11.1.2 Upon receiving notice of the presence of suspected Hazardous Conditions, Owner shall take the necessary measures required to ensure that the Hazardous Conditions are remediated or rendered harmless. Such necessary measures shall include Owner retaining Qualified Independent Experts to (i) ascertain whether Hazardous Conditions have actually been encountered, and, if they have been encountered, (ii) prescribe the remedial measures that Owner is required under applicable Legal Requirements to take with respect to such Hazardous Conditions in order for the Work to proceed. Owner’s choice of such Qualified Independent Experts shall be subject to the prior approval of Design-Builder, which approval shall not be unreasonably withheld or delayed.
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          11.1.3 Design-Builder shall be obligated to resume Work at the affected area of the Expansion Project only after Owner’s Qualified Independent Expert provides it with written certification that (i) the Hazardous Conditions have been removed or rendered harmless, and (ii) all necessary approvals have been obtained from all government entities having jurisdiction over the Expansion Project or Site and a remediation plan has been undertaken permitting the Work to proceed.
          11.1.4 Design-Builder will be entitled, in accordance with this Article 11, to an adjustment in its Contract Price and/or Contract Time(s) to the extent Design-Builder’s cost and/or time of performance have been adversely impacted by the presence of Hazardous Conditions, provided that such Hazardous Materials were not introduced to the Site by Design-Builder, Subcontractors or anyone for whose acts they may be liable.
          11.1.5 To the fullest extent permitted by Law, Owner shall indemnify, defend and hold harmless Design-Builder, Design Consultants, Subcontractors, anyone employed directly or indirectly for any of them, and their officers, directors, employees and agents, from and against any and all claims, losses, damages, liabilities and expenses, including attorneys’ fees and expenses, arising out of or resulting from the presence, removal or remediation of Hazardous Conditions at the Site.
          11.1.6 Notwithstanding the preceding provisions of this Section 11.1, Owner is not responsible for Hazardous Conditions introduced to the Site by Design-Builder, Subcontractors or anyone for whose acts they may be liable. Design-Builder shall indemnify, defend and hold harmless Owner and Owner’s officers, directors, employees and agents from and against all claims, losses, damages, liabilities and expenses, including attorneys’ fees and expenses, arising out of or resulting from those Hazardous Conditions introduced to the Site by Design-Builder, Subcontractors or anyone for whose acts they may be liable.
     11.2 Differing Site Conditions; Inspection.
          11.2.1 Concealed or latent physical conditions or subsurface conditions at the Site that (i) differ from the conditions indicated in the Contract Documents, or (ii) are of an unusual nature, differing from the conditions ordinarily encountered and generally recognized as inherent in the Work are collectively referred to herein as “Differing Site Conditions.” If Design-Builder encounters a Differing Site Condition, Design-Builder will be entitled to an adjustment in the Contract Price and/or Contract Time(s) to the extent Design-Builder’s cost and/or time of performance are adversely impacted by the Differing Site Condition.
          11.2.2 Upon encountering a Differing Site Condition, Design-Builder shall provide prompt written notice to Owner of such condition, which notice shall not be later than fourteen (14) business days after such condition has been encountered. Design-Builder shall, to the extent reasonably possible, provide such notice before the Differing Site Condition has been substantially disturbed or altered.
Article 12
Force Majeure; Change in Legal Requirements
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     12.1 Force Majeure Event. A force Majeure event shall mean a cause or event beyond the reasonable control of, and without the fault or negligence of a Party claiming Force Majeure, including, without limitation, an emergency, floods, earthquakes, hurricanes, tornadoes, adverse weather conditions not reasonably anticipated or acts of God; sabotage; vandalism beyond that which could reasonably be prevented by a Party claiming Force Majeure; terrorism; war; riots; fire; explosion; blockades; insurrection; strike; slow down or labor disruptions (even if such difficulties could be resolved by conceding to the demands of a labor group); economic hardship or delay in the delivery of materials or equipment that is beyond the control of a Party claiming Force Majeure, and action or failure to take action by any Governmental Authority after the Effective Date (including the adoption or change in any rule or regulation or environmental constraints lawfully imposed by such Governmental Authority), but only if such requirements, actions, or failures to act prevent or delay performance; and inability, despite due diligence, to obtain any licenses, permits, or approvals required by any Governmental Authority (any such event, a “Force Majeure Event”).
     12.2 Effect of Force Majeure Event. Neither Party shall be considered in default in the performance of any of the obligations contained in the Contract Documents, except for the Owners or the Design-Builder’s obligations to pay money (including but not limited to, Progress Payments which become due and payable with respect to the period prior to the occurrence of the Force Majeure Event), when and to the extent the failure of performance shall be caused by a Force Majeure Event. If either Party is rendered wholly or partly unable to perform its obligations under the Contract Documents because of a Force Majeure Event, such Party will be excused from performance affected by the Force Majeure Event to the extent and for the period of time so affected; provided that:
(a)	the nonperforming Party, within forty-eight (48) hours after the nonperforming Party actually becomes aware of the occurrence and impact of the Force Majeure Event, gives the other Party written notice describing the event or circumstance in detail, including an estimation of its expected duration and probable impact on the performance of the affected Party’s obligations hereunder, and continues to furnish timely regular reports with respect thereto during the continuation of and upon the termination of the Force Majeure Event;

(b)	the suspension of performance is of no greater scope and of no longer duration than is reasonably required by the Force Majeure Event;

(c)	the obligations of either Party that arose before the occurrence causing the suspension of performance and the performance that is not prevented by the occurrence, shall not be excused as a result of such occurrence;

(d)	the nonperforming Party uses its best efforts to remedy its inability to perform and mitigate the effect of such event and resumes its performance at the earliest practical time after cessation of such occurrence or until such time that performance is practicable;
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(e)	when the nonperforming Party is able to resume performance of its obligations under the Contract Documents, that Party shall give the other Party written notice to that effect; and

(f)	Design-Builder shall be entitled to a Day for Day time extension for those events set forth in Section 12.1 to the extent the occurrence of such event delayed Design-Builder’s performance of its obligations under this Agreement.
     12.3 Change in Legal Requirements. The Contract Price and/or the Contract Time(s) shall be adjusted to compensate Design-Builder for the effects of any changes to the Legal Requirements that occur after the date of this Agreement and as a result of such change, the performance of the Work is adversely affected. Such effects may include, without limitation, revisions Design-Builder is required to make to the Construction Documents because of changes in Legal Requirements.
     12.4 Time Impact And Availability. If the Design-Builder is delayed at any time in the commencement or progress of the Work due to a delay in the delivery of, or unavailability of, essential materials or labor to the Project as a result of a significant industry-wide economic fluctuation or disruption beyond the control of and without the fault of the Design-Builder or its Subcontractors which is experienced or expected to be experienced by certain markets providing essential materials and equipment to the Project during the performance of the Work and such economic fluctuation or disruption adversely impacts the price, availability, and delivery timeframes of essential materials, equipment, or labor (such event an “Industry-Wide Disruption”), the Design-Builder shall be entitled to an equitable extension of the Contract Time(s) on a day-for-day basis equal to such delay. The Owner and Design-Builder shall undertake reasonable steps to mitigate the effect of such delays. Notwithstanding any other provision to the contrary, the Design-Builder shall not be liable to the Owner for any expenses, losses or damages arising from a delay, or unavailability of, essential materials or labor to the Project as a result of an Industry-Wide Disruption.
Article 13
Changes to the Contract Price and Scheduled Completion Dates
     13.1 Change Orders.
          13.1.1 A change order (“Change Order”) is a written instrument issued after execution of this Agreement signed by Owner and Design-Builder, stating their agreement upon all of the following:
(a)	the scope of the change in the Work;

(b)	the amount of the adjustment to the Contract Price; and

(c)	the extent of the adjustment to the Contract Time(s).
          13.1.2 All changes in the Work authorized by an applicable Change Order shall be performed under the applicable conditions of the Contract Documents. Owner and Design-
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Builder shall negotiate in good faith and as expeditiously as possible the appropriate adjustments for such changes. Prior to incurring any costs with respect to estimating services, design services and any other services involved in the preparation of the proposed revisions to the Contract Documents, Design-Builder must obtain the written approval of Owner for such costs.
          13.1.3 If Owner requests a proposal for a change in the Work from Design-Builder and subsequently elects not to proceed with the change, a Change Order shall be issued to reimburse Design-Builder for reasonable costs incurred for estimating services, design services and any other services involved in the preparation of proposed revisions to the Contract Documents; provided that such costs were previously approved by Owner pursuant to Section 13.1.2.
     13.2 Contract Price Adjustments.
          13.2.1 The increase or decrease in Contract Price resulting from a change in the Work shall be a mutually accepted lump sum, properly itemized and supported by sufficient substantiating data to permit evaluation by Owner.
          13.2.2 If Owner and Design-Builder disagree upon whether Design-Builder is entitled to be paid for any services required by Owner, or if there are any other disagreements over the scope of Work or proposed changes to the Work, Owner and Design-Builder shall resolve the disagreement pursuant to Article 19 hereof. As part of the negotiation process, Design-Builder shall furnish Owner with a good faith estimate of the costs to perform the disputed services in accordance with Owner’s interpretations. If the Parties are unable to agree and Owner expects Design-Builder to perform the services in accordance with Owner’s interpretations, Design-Builder shall proceed to perform the disputed services, conditioned upon Owner issuing a written order to Design-Builder (i) directing Design-Builder to proceed, and (ii) specifying Owner’s interpretation of the services that are to be performed. If this occurs, Design-Builder shall be entitled to submit in its Applications for Payment an amount equal to fifty percent (50%) of its reasonable estimated direct cost to perform the services, and Owner agrees to pay such amounts, with the express understanding that (x) such payment by Owner does not prejudice Owner’s right to argue that it has no responsibility to pay for such services, and (y) receipt of such payment by Design-Builder does not prejudice Design-Builder’s right to seek full payment of the disputed services if Owner’s order is deemed to be a change to the Work.
     13.3 Emergencies. In any emergency affecting the safety of persons and/or property, Design-Builder shall act, at its discretion, to prevent threatened damage, injury or loss and shall notify the Owner as soon as practicable and in any event within forty-eight (48) hours after Design-Builder becomes aware of the emergency. The notice to Owner shall describe the emergency in detail, including a reasonable estimation of its expected duration and impact, if any, on the performance of Design-Builder’s obligations hereunder. Any change in the Contract Price and/or the Contract Time(s) on account of emergency work shall be determined as provided in this Article 13.
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     13.4 Contract Time Adjustment. Design-Builder shall be entitled to an extension of the contract time(s) to the extent the PVFE Plant is unable to operate as expected not due to any act or omission of the Design-Builder.
     13.5 Failure to Complete Owner’s Milestones. The dates when Owner’s obligations are required to be completed to enable Design-Builder to achieve the contract time(s) are identified in Table 2 in Exhibit C (“Owner’s Milestones”). The Contract Time(s) shall be revised to provide a Day-for-Day extension of the Contract Time(s) for completion of the Work for each full Day during which Owner fails to timely complete its obligations pursuant to the Owner’s Milestones. In the event of Owner’s failure to timely complete its obligations pursuant to Owner’s Milestones results in the extension of the Contract Time(s), the Contract Price shall be adjusted to compensate Design-Builder for the effects, if any, of such change.
Article 14
Indemnity
     14.1 Tax Claim Indemnification. If, in accordance with Owner’s direction, an exemption for all or part of the Work is claimed for taxes, Owner shall indemnify, defend and hold harmless Design-Builder (and its officers, directors, agents, successors and assigns) from and against any and all damages claims, costs, losses liabilities, and expenses (including penalties, interest, fines, taxes of any kind, attorneys’ fees, accountants and other professional fees and associated expenses or costs incurred by Design-Builder in connection with or as a result of any action taken by Design-Builder in accordance with Owner’s directive.
     14.2 Payment Claim Indemnification. To the extent Design-Builder has received payment for the Work, Design-Builder shall indemnify, defend and hold harmless Owner Indemnified Parties from any claims or mechanic’s liens brought against Owner Indemnified Parties or against the Expansion Project as a result of the failure of Design-Builder, or those for whose acts it is responsible, to pay for any services, materials, labor, equipment, taxes or other items or obligations furnished or incurred for or in connection with the Work. Within three (3) business days of receiving written notice from Owner that such a claim or mechanic’s lien has been filed, Design-Builder shall commence to take the steps necessary to discharge such claim or lien.
     14.3 Design-Builder’s General Indemnification.
          14.3.1 Design-Builder, to the fullest extent permitted by Law, shall indemnify, hold harmless and defend Owner, Lenders, Lenders’ Agent, and their successors, assigns, officers, directors, employees and agents (“Owner Indemnified Parties”) from and against any and all losses, costs, damages, injuries, liabilities, claims, demands, penalties, interest and causes of action, including without limitation attorney’s fees (collectively, the “Damages”) for bodily injury, sickness or death, and property damage or destruction (other than to the Work itself) to the extent resulting from the negligent or intentionally wrongful acts or from omissions of Design-Builder, Design Consultants, Subcontractors, anyone employed directly or indirectly by any of them or anyone for whose acts any of them may be liable.
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          14.3.2 If an employee of Design-Builder, Design Consultants, Subcontractors, anyone employed directly or indirectly by any of them or anyone for whose acts any of them may be liable has a claim against Owner Indemnified Parties, Design-Builder’s indemnity obligation set forth in Section 14.3.1 above shall not be limited by any limitation on the amount of damages, compensation or benefits payable by or for Design-Builder, Design Consultants, Subcontractors, or other entity under any employee benefit acts, including workers’ compensation or disability acts.
          14.3.3 Without limiting the generality of Section 14.3.1 hereof, Design-Builder shall fully indemnify, save harmless and defend the Owner Indemnified Parties from and against any and all Damages in favor of any Governmental Authority or other third party to the extent caused by (a) failure of Design-Builder or any Subcontractor to comply with Legal Requirements as required by this Agreement, or (b) failure of Design-Builder or any Subcontractor to properly administer and pay any taxes or fees required to be paid by Design-Builder under this Agreement.
          14.3.4 Nothing in the Design-Builder’s General Indemnification contained in this Section 14.3 shall be read to limit in any way any entitlement Design-Builder shall have to insurance coverage under any insurance policy, including any insurance policy required by either Party under this Agreement.
     14.4 Owner’s General Indemnification. Owner, to the fullest extent permitted by Law, shall indemnify, hold harmless and defend Design-Builder and any of Design-Builder’s officers, directors, employees, or agents from and against claims, losses, damages, liabilities, including attorneys’ fees and expenses, for bodily injury, sickness or death, and property damage or destruction (other than to the Work itself) to the extent resulting from the negligent acts, willful misconduct, or omissions of Owner, its officers, directors, employees, agents, or anyone for whose acts any of them may be liable.
          14.4.1 Without limiting the generality of Section 14.4 hereof, Owner shall fully indemnify, save harmless and defend the Design-Builder and any of Design-Builder’s officers, directors, employees, or agents from and against any and all Damages in favor of any Governmental Authority or other third party to the extent caused by (a) failure of Owner or any of Owner’s agents to comply with Legal Requirements as required by this Agreement, or (b) failure of Owner or Owner’s agents to properly administer and pay any taxes or fees required to be paid by Owner under this Agreement.
          14.4.2 Nothing in the Owner’s General Indemnification contained in this Section 14.4 shall be read to limit in any way any entitlement Owner shall have to insurance coverage under any insurance policy, including any insurance policy required by either Party under this Agreement
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Article 15
Stop Work; Termination for Cause
     15.1 Owner’s Right to Stop Work. Owner may, without cause and for its convenience, order Design-Builder in writing to stop and suspend the Work. Such suspension shall not exceed sixty (60) consecutive Days or aggregate more than ninety (90) Days during the duration of the Expansion Project. Design- Builder is entitled to seek an adjustment of the Contract Price and/or the Contract Time(s) if its cost or time to perform the Work has been adversely impacted by any suspension or stoppage of work by Owner.
     15.2 Owner’s Right to Perform and Terminate for Cause.
          15.2.1 If Design-Builder persistently fails to: (i) provide a sufficient number of skilled workers; (ii) supply the materials required by the Contract Documents; (iii) comply with applicable Legal Requirements; (iv) timely pay, without cause, Design Consultants or Subcontractors; (v) perform the Work with promptness and diligence to ensure that the Work is completed by the Contract Time(s), as such times may be adjusted in accordance with this Agreement; or (vi) perform material obligations under the Contract Documents; then Owner, in addition to any other rights and remedies provided in the Contract Documents or by law or equity, shall have the rights set forth in Sections 15.2.2 and 15.2.3 below.
          15.2.2 Upon the occurrence of an event set forth in Section 15.2.1 above, Owner may provide written notice to Design-Builder that it intends to terminate the Agreement unless the problem cited is cured, or commenced to be cured within seven (7) Days of Design-Builder’s receipt of such notice. If Design-Builder fails to cure, or reasonably commence to cure such problem and thereafter diligently pursue such cure to completion, then Owner may give a second written notice to Design-Builder of its intent to terminate following an additional seven (7) Day period. If Design-Builder, within such second seven (7) Day period, fails to cure, or reasonably commence to cure such problem and thereafter diligently pursue such cure to completion, then Owner may declare the Agreement terminated for default by providing written notice to Design-Builder of such declaration. If (i) the insurance coverage required by Design-Builder pursuant Article 17 hereof is suspended or cancelled without Design-Builder providing immediate replacement coverage (and, in any case, within fourteen (14) Days of the occurrence thereof) meeting the requirements specified in Article 17 hereof; (ii) if applicable, a default occurs under the Performance Bond or the Payment Bond, or the Performance Bond or Payment Bond is revoked or terminated and such Performance Bond or the Payment Bond is not immediately replaced (and, in any case, within fourteen (14) Days of the occurrence thereof) by Design-Builder with a Performance Bond or a Payment Bond providing at least the same level of coverage in a form and from a surety acceptable to Owner and Lenders, or the surety under the Performance Bond or Payment Bond institutes or has instituted against it a case under the United States Bankruptcy Code; (iii) Design-Builder purports to make an assignment of this Agreement in breach of the provisions of Section 21.1 hereof, or (iv) any representation or warranty made by Design-Builder under Section 18.1 hereof was false or materially misleading when made, then Owner may terminate this Agreement upon written notice to Design-Builder.
          15.2.3 Upon declaring the Agreement terminated pursuant to Section 15.2.2 above, Owner may enter upon the premises and take possession, for the purpose of completing
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the Work, of all materials, equipment, scaffolds, tools, appliances and other items thereon, which have been purchased for the performance of the Work, all of which Design-Builder hereby transfers, assigns and sets over to Owner for such purpose, and to employ any person or persons to complete the Work and provide all of the required labor, services, materials, equipment and other items. In the event of such termination, Design-Builder shall not be entitled to receive any further payments under the Contract Documents until the Work shall be finally completed in accordance with the Contract Documents. At such time, if the unpaid balance of the Contract Price exceeds the cost and expense incurred by Owner in completing the Work, Design-Builder will be paid promptly by Owner for Work performed prior to its default. If Owner’s cost and expense of completing the Work exceeds the unpaid balance of the Contract Price, then Design-Builder shall be obligated to promptly pay the difference to Owner. Such costs and expense shall include not only the cost of completing the Work, but also losses, damages, costs and expenses, including attorneys’ fees and expenses, incurred by Owner in connection with the re-procurement and defense of claims arising from Design-Builder’s default, subject to the waiver of consequential damages set forth in Section 19.4 hereof.
          15.2.4 If Owner improperly terminates the Agreement for cause, the termination for cause will be converted to a termination for convenience in accordance with the provisions of Section 15.3.
     15.3 Owner’s Right to Terminate for Convenience.
          15.3.1 Upon ten (10) Days’ written notice to Design-Builder, Owner may, for its convenience and without cause, elect to terminate this Agreement. In such event, Owner shall pay Design-Builder for the following:
(a)	to the extent not already paid, all Work executed, and for proven loss, cost or expense in connection with the Work;

(b)	the reasonable costs and expenses attributable to such termination, including demobilization costs;

(c)	amounts due in settlement of terminated contracts with Subcontractors and Design Consultants;

(d)	overhead and profit margin in the amount of fifteen percent (15%) on the sum of items (a) and (b) above; and

(e)	all retainage withheld by Owner on account of Work that has been completed in accordance with the Contract Documents.
          15.3.2 If Owner terminates this Agreement pursuant to this Section 15.3 and proceeds to design and construct the Expansion Project through its employees, agents or third parties, Owner’s rights to use the Work Product shall be as set forth in Section 5.3.
     15.4 Design-Builder’s Right to Stop Work.
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          15.4.1 Design-Builder may, in addition to any other rights afforded under the Contract Documents or at Law, stop work for Owner’s failure to pay amounts properly due under Design-Builder’s Application for Payment.
          15.4.2 If any of the events set forth in Section 15.4.1 above occur, Design-Builder has the right to stop work by providing written notice to Owner that Design-Builder will stop work unless such event is cured within seven (7) Days from Owner’s receipt of Design-Builder’s notice. If Owner fails to cure or reasonably commence to cure such problem and thereafter diligently pursue such cure to completion, then Design-Builder may give a second written notice to Owner of its intent to stop work within an additional seven (7) Day period. If Owner, within such second seven (7) Day period, fails to cure, or reasonably commence to cure such problem and thereafter diligently pursue such cure to completion, then Design-Builder may stop work. In such case, Design-Builder shall be entitled to make a claim for adjustment to the Contract Price and Contract Time(s) to the extent it has been adversely impacted by such stoppage.
     15.5 Design-Builder’s Right to Terminate for Cause.
          15.5.1 Design-Builder, in addition to any other rights and remedies provided in the Contract Documents or by Law, may terminate the Agreement for cause for the following reasons:
(a)	The Work has been stopped for sixty (60) consecutive Days, or more than ninety (90) Days during the duration of the Expansion Project, because of court order, any Governmental Authority having jurisdiction over the Work, or orders by Owner under Section 15.1 hereof, provided that such stoppages are not due to the acts or omissions of Design-Builder, Design Consultant and their respective officers, agents, employees, Subcontractors or any other person for whose acts the Design-Builder may be liable under Law.

(b)	Owner’s failure to provide Design-Builder with any information, permits or approvals that are Owner’s responsibility under the Contract Documents which result in the Work being stopped for sixty (60) consecutive Days, or more than ninety (90) Days during the duration of the Expansion Project, even though Owner has not ordered Design-Builder in writing to stop and suspend the Work pursuant to Section 15.1 hereof.

(c)	Owner fails to meet its obligations under Exhibit C and such failure results in the Work being stopped for sixty (60) consecutive Days, or more than ninety (90) Days during the duration of the Expansion Project even though Owner has not ordered Design-Builder in writing to stop and suspend the Work pursuant to Section 15.1 hereof.

(d)	Owner’s failure to cure the problems set forth in Section 15.4.1 above within seven (7) Days after Design-Builder has stopped the Work.
          15.5.2 Upon the occurrence of an event set forth in Section 15.5.1 above, Design-Builder may elect to terminate this Agreement by providing written notice to Owner that it
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intends to terminate the Agreement unless the problem cited is cured within seven (7) Days of Owner’s receipt of such notice. If Owner fails to cure, or reasonably commence to cure, such problem, then Design-Builder may give a second written notice to Owner of its intent to terminate within an additional seven (7) Day period. If Owner, within such second seven (7) Day period, fails to cure such problem, then Design-Builder may declare the Agreement terminated for default by providing written notice to Owner of such declaration. In such case, Design-Builder shall be entitled to recover in the same manner as if Owner had terminated the Agreement for its convenience under Section 15.3.
     15.6 Bankruptcy of Owner or Design-Builder.
          15.6.1 If either Owner or Design-Builder institutes or has instituted against it a case under the United States Bankruptcy Code (such Party being referred to as the “Bankrupt Party”), such event may impair or frustrate the Bankrupt Party’s ability to perform its obligations under the Contract Documents. Accordingly, should such event occur:
(a)	The Bankrupt Party, its trustee or other successor, shall furnish, upon request of the non-Bankrupt Party, adequate assurance of the ability of the Bankrupt Party to perform all future obligations under the Contract Documents, which assurances shall be provided within ten (10) Days after receiving notice of the request; and

(b)	The Bankrupt Party shall file an appropriate action within the bankruptcy court to seek assumption or rejection of the Agreement within sixty (60) Days of the institution of the bankruptcy filing and shall diligently prosecute such action.
          15.6.2 If the Bankrupt Party fails to comply with its foregoing obligations, the non-Bankrupt Party shall be entitled to request the bankruptcy court to reject the Agreement, declare the Agreement terminated and pursue any other recourse available to the non-Bankrupt Party under this Article 15.
          15.6.3 The rights and remedies under this Section 15.6 shall not be deemed to limit the ability of the non-Bankrupt Party to seek any other rights and remedies provided by the Contract Documents or by Law, including its ability to seek relief from any automatic stays under the United States Bankruptcy Code or the right of Design-Builder to stop Work under any applicable provision of this Agreement.
     15.7 Lenders’ Right to Cure. At any time after the occurrence of any event set forth in Section 15.4.1 or Section 15.5.1, but within the timeframes set forth therein, the Lenders shall have the right, but not the obligation, to cure such default on behalf of Owner.
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Article 16
Representatives of the Parties
     16.1 Designation of Owner’s Representatives. Owner designates the individual listed below as its senior representative (“Owner’s Senior Representative”), which individual has the authority and responsibility for avoiding and resolving disputes under Article 19:
Douglas Anderson
General Manager
214 20th Street
Central City, NE 68826
Telephone: (308) 946-2600
Facsimile:   (308) 946-2609
Owner designates the individual listed below as its representative (“Owner’s Representative”), which individual has the authority and responsibility set forth in Section 4.4:
Dwayne Braun
Plant Manager
214 20th Street
Central City, NE 68826
Telephone: (308) 946-2600
Facsimile:   (308) 946-2609
16.2 Designation of Design-Builder’s Representatives. Design-Builder designates the individual listed below as its senior representative (“Design-Builder’s Senior Representative”), which individual has the authority and responsibility for avoiding and resolving disputes under Article 19:
Roland “Ron” Fagen
CEO and President
501 W. Highway 212
P.O. Box 159
Granite Falls, MN 56241
Telephone: (320) 564-3324
Design-Builder designates the individual listed below as its representative (“Design-Builder’s Representative”), which individual has the authority and responsibility set forth in Section 3.1:
Aaron Fagen
Chief Operating Officer
501 W. Highway 212
P.O. Box 159
Granite Falls, MN 56241
Telephone: (320) 564-3324
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Article 17
Insurance
     17.1 Insurance. Design-Builder shall procure and maintain in force through the Final Completion Date the following insurance coverages with the policy limits indicated, and otherwise in compliance with the provisions of this Agreement:

Commercial General Liability:

General Aggregate
Products-Comp/Op AGG	$2,000,000
Personal & Adv Injury	$1,000,000
Each Occurrence	$1,000,000
Fire Damage (Any one fire)	$50,000
Med Exp (Any one person)	$5,000

Automobile Liability:

Combined Single Limit
Each Occurrence	$1,000,000

Excess Liability – Umbrella Form:

Each Occurrence	$20,000,000
Aggregate	$20,000,000

Workers’ Compensation
          Statutory limits as required by the state in which the Work is performed.

Employers’ Liability:

Each Accident	$1,000,000
Disease-Policy Limit	$1,000,000
Disease-Each Employee	$1,000,000

Professional Errors and Omissions

Per Claim	$5,000,000
Annual	$5,000,000
     17.2 Design-Builder’s Insurance Requirements.
          17.2.1 Design-Builder is responsible for procuring and maintaining from insurance companies authorized to do business in the state in which the Expansion Project is located, the following insurance coverages for certain claims which may arise from or out of the performance of the Work and obligations under the Contract Documents:
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(a)	coverage for claims arising under workers’ compensation, disability and other similar employee benefit Laws applicable to the Work;

(b)	coverage for claims by Design-Builder’s employees for bodily injury, sickness, disease, or death;

(c)	coverage for claims by any person other than Design-Builder’s employees for bodily injury, sickness, disease, or death;

(d)	coverage for usual personal injury liability claims for damages sustained by a person as a direct or indirect result of Design-Builder’s employment of the person, or sustained by any other person;

(e)	coverage for claims for damages (other than to the Work) because of injury to or destruction of tangible property, including loss of use;

(f)	coverage for claims of damages because of personal injury or death, or property damage resulting from ownership, use and maintenance of any motor vehicle; and

(g)	coverage for contractual liability claims arising out of Design-Builder’s obligations under Section 14.2.
          17.2.2 Design-Builder’s liability insurance required by this Section 17.2 shall be written for the coverage amounts set forth in Section 17.1 and shall include completed operations insurance for the period of time set forth in the Agreement.
          17.2.3 Design-Builder’s liability insurance set forth in Sections 17.2.1 (a) through (g) above shall specifically delete any design-build or similar exclusions that could compromise coverages because of the design-build delivery of the Expansion Project.
          17.2.4 To the extent Owner requires Design-Builder or any Design Consultant to provide professional liability insurance for claims arising from the negligent performance of design services by Design-Builder or the Design Consultant, the coverage limits, duration and other specifics of such insurance shall be as set forth in the Agreement. Any professional liability shall specifically delete any design-build or similar exclusions that could compromise coverages because of the design-build delivery of the Expansion Project. Such policies shall be provided prior to the commencement of any design services hereunder.
          17.2.5 Prior to commencing any construction services hereunder, Design-Builder shall provide Owner with certificates evidencing that (i) all insurance obligations required by the Contract Documents are in full force and in effect and will remain in effect for the duration required by the Contract Documents and (ii) no insurance coverage required hereunder will be canceled, renewal refused, or changed unless at least thirty (30) Days prior written notice is given to Owner.
     17.3 Owner’s Liability Insurance. Owner shall procure and maintain from insurance companies authorized to do business in the state in which the Expansion Project is located such liability insurance to protect Owner from claims which may arise from the performance of
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Owner’s obligations under the Contract Documents or Owner’s conduct during the course of the Expansion Project. The general and professional liability insurance obtained by Owner shall name Design-Builder, Design Consultants, Subcontractors, the Lenders and Lenders’ Agent as additional insureds, without application of deductible, retention or retrospective premiums as to the additional insureds.
     17.4 Owner’s Property Insurance.
          17.4.1 Unless otherwise provided in the Contract Documents, Owner shall procure from insurance companies authorized to do business in the state in which the Expansion Project is located, and maintain through Final Completion, property insurance upon the entire Expansion Project in a minimum amount equal to the full insurable value of the Expansion Project, including professional fees, overtime premiums and all other expenses incurred to replace or repair the insured property. The property insurance obtained by Owner shall include as additional insureds the interests of Owner, Design-Builder, Design Consultants, Subcontractors, the Lenders and Lenders’ Agent and shall insure against the perils of fire and extended coverage, theft, vandalism, malicious mischief, collapse, flood, earthquake, debris removal and other perils or causes of loss as called for in the Contract Documents and without application of any deductible, retention or retrospective premium. Owner shall maintain coverage equal to or in excess of the value of each of Design-Builder’s, Design Consultants’, and Subcontractors’ property on the Site. The property insurance shall include physical loss or damage to the Work, including materials and equipment in transit, at the Site or at another location as may be indicated in Design-Builder’s Application for Payment and approved by Owner.
          17.4.2 Unless the Contract Documents provide otherwise, Owner shall procure and maintain boiler and machinery insurance that will include as additional insureds the Owner, Design-Builder, Design Consultants, and Subcontractors, in an amount not less than the Contract Price and without application of any deductible, retention or retrospective premium as to the additional insureds. Owner shall maintain coverage equal to or in excess of the value of each of Design-Builder’s, Design Consultants’, and Subcontractors’ interest or investment in boiler or machinery equipment on the Site.
          17.4.3 Prior to Design-Builder commencing any Work, Owner shall obtain a builder’s risk insurance policy naming Owner as the insured, with Design-Builder, Design Consultants and Subcontractors as additional insureds, in an amount not less than the Contract Price and without application of deductible, retention or retrospective premium as to the additional insureds.
          17.4.4 Owner shall also obtain, prior to Design-Builder commencing any Work, terrorism coverage as described by the Terrorism Risk Insurance Act of 2002, Pub. L. No. 107-297, 116 Stat. 2322 (2002), as extended by the Terrorism Risk Insurance Extension Act of 2005, Pub. L. No. 109-144 (2005), or any successor act or renewing act for the period during which the Terrorism Risk Insurance Act or any successor act or renewing act is in effect.
          17.4.5 Prior to Design-Builder commencing any Work, Owner shall provide Design-Builder with copies of the insurance certificates reflecting coverages required under this
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Section 17.4 evidencing that (i) all Owner’s insurance obligations required by the Contract Documents are in full force and in effect and will remain in effect until Design-Builder has completed all of the Work and has received Final Payment from Owner, and (ii) no insurance coverage will be canceled, renewal refused, or changed unless at least thirty (30) Days prior written notice is given to Design-Builder. Owner’s property insurance shall not lapse or be cancelled during the term of this Agreement. Promptly after Owner’s receipt thereof, Owner shall be required to provide Design-Builder with copies of all insurance policies to which Design-Builder, Design Consultants, and Subcontractors are named as additional insureds. In the event Owner replaces insurance providers for any policy required under this Section, revises policy coverages, or otherwise modifies any applicable insurance policy in any way, Owner shall provide Design-Builder, for its review or possession as provided under this Section 17.4.5, the certificate of insurance and a copy of such new, revised or modified policy when available.
          17.4.6 Any loss covered under Owner’s property insurance shall be adjusted with Owner and Design-Builder and made payable to both of them as trustees for the insureds as their interests may appear, subject to any applicable mortgage clause. All insurance proceeds received as a result of any loss will be placed in a separate account and distributed in accordance with such agreement as the interested parties may reach. Any disagreement concerning the distribution of any proceeds will be resolved in accordance with Article 19 hereof.
          17.4.7 Owner and Design-Builder waive against each other and Owner’s separate contracts, Design Consultants, Subcontractors, agents and employees of each and all of them all damages covered by property insurance provided herein, except such rights as they may have to the proceeds of such insurance. Design-Builder and Owner shall, where appropriate, require similar waivers of subrogation from Owner’s separate contractors, Design Consultants Subcontractors, and insurance providers and shall require each of them to include similar waivers in their contracts or policies.
Article 18
Representations and Warranties
     18.1 Design-Builder and Owner Representations and Warranties. Each of Design-Builder and Owner represents that:
(a)	it is duly organized, validly existing and in good standing under the Laws of its formation and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby;

(b)	this Agreement has been duly executed and delivered by such Party and constitutes the legal, valid and binding obligations of such Party, enforceable against such Party in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or similar Laws affecting creditor’s rights or by general equitable principles;
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(c)	the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or violate (a) the certificate of incorporation or bylaws or equivalent organizational documents of such Party, or (b) any Law applicable to such Party and other than the permits listed on Exhibit G, such execution, delivery and performance of this Agreement does not require any Governmental Approval; and

(d)	there is no action pending or, to the knowledge of such Party, threatened, which would hinder, modify, delay or otherwise adversely affect such Party’s ability to perform its obligations under the Contract Documents.
     18.2 Design-Builder Representations and Warranties. Design-Builder further represents that it has the necessary financial resources to fulfill its obligations under this Agreement.
Article 19
Dispute Resolution
     19.1 Dispute Avoidance and Mediation. The Parties are fully committed to working with each other throughout the Expansion Project and agree to communicate regularly with each other at all times so as to avoid or minimize disputes or disagreements. If disputes or disagreements do arise, Design-Builder and Owner each commit to resolving such disputes or disagreements in an amicable, professional and expeditious manner so as to avoid unnecessary losses, delays and disruptions to the Work.
Design-Builder and Owner will first attempt to resolve disputes or disagreements at the field level through discussions between Design-Builder’s Representative and Owner’s Representative.
If a dispute or disagreement cannot be resolved through Design-Builder’s Representative and Owner’s Representative, Design-Builder’s Senior Representative and Owner’s Senior Representative, upon the request of either Party, shall meet as soon as conveniently possible, but in no case later than thirty (30) Days after such a request is made, to attempt to resolve such dispute or disagreement. Prior to any meetings between the Senior Representatives, the Parties will exchange relevant information that will assist the Parties in resolving their dispute or disagreement.
If, after meeting, the Senior Representatives determine that the dispute or disagreement cannot be resolved on terms satisfactory to both Parties, the Parties shall submit the dispute or disagreement to non-binding mediation. The mediation shall be conducted in Minneapolis, Minnesota by a mutually agreeable impartial mediator, or if the Parties cannot so agree, a mediator designated by the American Arbitration Association (“AAA”) pursuant to its Construction Industry Arbitration Rules and Mediation Procedures. The mediation will be governed by and conducted pursuant to a mediation agreement negotiated by the Parties or, if the Parties cannot so agree, by procedures established by the mediator.
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     19.2 Arbitration. Any claims, disputes or controversies between the Parties arising out of or relating to the Agreement, or the breach thereof, which have not been resolved in accordance with the procedures set forth in Section 19.1 above shall be decided by arbitration to be conducted in Minneapolis, Minnesota in accordance with the Construction Industry Arbitration Rules and Mediation Procedures of the AAA then in effect, unless the Parties mutually agree otherwise.
The award of the arbitrator(s) shall be final and binding upon the Parties without the right of appeal to the courts. Judgment may be entered upon it in accordance with Applicable Law by any court having jurisdiction thereof.
Design-Builder and Owner expressly agree that any arbitration pursuant to this Section 19.2 may be joined or consolidated with any arbitration involving any other person or entity (i) necessary to resolve the claim, dispute or controversy, or (ii) substantially involved in or affected by such claim, dispute or controversy. Both Design-Builder and Owner will include appropriate provisions in all contracts they execute with other parties in connection with the Expansion Project to require such joinder or consolidation.
The prevailing Party in any arbitration, or any other final, binding dispute proceeding upon which the Parties may agree, shall be entitled to recover from the other Party reasonable attorneys’ fees and expenses incurred by the prevailing Party.
     19.3 Duty to Continue Performance. Unless provided to the contrary in the Contract Documents, Design-Builder shall continue to perform the Work and Owner shall continue to satisfy its payment obligations to Design-Builder, pending the final resolution of any dispute or disagreement between Design-Builder and Owner.
     19.4 No Consequential Damages.
          19.4.1 Notwithstanding anything herein to the contrary (except as set forth in Section 19.4.2 below), neither Design-Builder nor Owner shall be liable to the other for any consequential losses or damages, whether arising in contract, warranty, tort (including negligence), strict liability or otherwise, including but not limited to, losses of use, profits, business, reputation or financing, except that Design-Builder does not waive any such damages resulting from or arising out of any breach of Owner’s duties and obligations under the limited license granted by Design-Builder to Owner pursuant to Article 5.
     19.5 Limitation of Liability. Notwithstanding anything else in this Agreement to the contrary, the aggregate liability of Design-Builder, its Subcontractors, vendors, suppliers, agents and employees, to Owner (or any successor thereto or assignee thereof) for any and all claims and/or liabilities arising out of or relating in any manner to the Work or to Design-Builder’s performance or non-performance of its obligations hereunder, whether based in contract, tort (including negligence), strict liability, or otherwise, shall not exceed, in the aggregate, the Contract Price and shall be reduced, upon the issuance of each Application for Payment, by the total value of such Application for Payment; provided, however, that upon the earlier of Substantial Completion or such point in time requests for payment pursuant to Article 10 have been made for ninety percent (90%) of the Contract Price, Design-Builder’s aggregate liability
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shall be limited to the greater of (1) Ten Percent (10%) of the Contract Price or (2) the amount of insurance coverage available to respond to the claim or liability under any policy of insurance provided by Design-Builder under this Agreement.
Article 20
Confidentiality of Shared Information
     20.1 Non-Disclosure Obligation. Except as required by court order, subpoena, or Applicable Law, the Parties will hold in confidence, and will use only for the purposes of completing the Project, any and all Confidential Information disclosed to each other. Neither Party shall disclose to third parties any Confidential Information without the express written consent of the other Party, which consent shall not be unreasonably withheld. The Parties shall at all times use their respective reasonable efforts to keep all Confidential Information and information regarding the terms and conditions of this Agreement confidential. However, the Parties may disclose Confidential Information to their respective lenders, lenders’ agents, advisors and/or consultants only as reasonably necessary in connection with the financing of the Plant or to enable them to advise the Parties with regard to the Contract Documents and the Project, provided that prior to such disclosure any party to whom Confidential Information is disclosed is informed by the disclosing Party of the existence of this confidentiality obligation and agrees to be obligated to maintain the confidentiality of any information received. The term “Confidential Information” will mean (i) confidential or proprietary information regarding the other Party’s business affairs, finances, technology, processes, plans or installations, product information, know-how, or other information that is received from the other Party pursuant to this Agreement or the Parties’ relationship prior thereto or is developed pursuant to this Agreement, (ii) any and all information concerning the Contract Documents, the Agreement, or the terms thereof, and (iii) all information which one Party, directly or indirectly, may acquire from another Party; however, Confidential Information will not include information falling into any of the following categories:
(a)	information that, at the time of disclosure hereunder, is in the public domain;

(b)	information that, after disclosure hereunder, enters the public domain other than by breach of this Agreement or the obligation of confidentiality;

(c)	information that, prior to disclosure hereunder, was already in the recipient’s possession, either without limitation on disclosure to others or subsequently becoming free of such limitation;

(d)	information obtained by the recipient from a third party having an independent right to disclose this information; and

(e)	information that is available through discovery by independent research without use of or access to the Confidential Information acquired from the other Party; and

(f)	photographs and descriptive information regarding the Project, including Plant
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capacity, Owner’s name, and Project location, as used by Fagen for purposes of marketing and promotion.
     Each Party’s obligation to maintain Confidential Information in confidence will be deemed performed if such Party observes with respect thereto the same safeguards and precautions which such Party observes with respect to its own Confidential Information of the same or similar kind. It will not be deemed to be a breach of the obligation to maintain Confidential Information in confidence if Confidential Information is disclosed upon the order of a court or other authorized Governmental Authority, or pursuant to other Legal Requirements. However, if Owner is required to file the Contract Documents or a portion thereof with a Governmental Authority, it agrees that it will not do so without first informing Design-Builder of the requirement and seeking confidential treatment of the Contract Documents prior to filing the documents or a portion thereof.
     20.2 Publicity and Advertising. Owner shall not make or permit any of its subcontractors, agents, or vendors to make any external announcement or publication, release any photographs or information concerning the Expansion Project or any part thereof, or make any other type of communication to any member of the public, press, business entity, or any official body which names Fagen unless prior written consent is obtained from Fagen, which consent shall not be unreasonably withheld.
     20.3 Term of Obligation. The confidentiality obligations of the Parties pursuant to this Article 20 shall survive the expiration or other termination of this Agreement for a period of five (5) years.
Article 21
Miscellaneous
     21.1 Assignment This Agreement shall be binding upon, shall inure to the benefit of, and may be performed by, the successors and permitted assigns of the Parties, except that neither Design-Builder nor Owner shall, without the written consent of the other, assign or transfer this Agreement or any of the Contract Documents. Design-Builder’s subcontracting portions of the Work in accordance with this Agreement shall not be deemed to be an assignment of this Agreement. Owner may assign all of its rights and obligations under the Contract Documents to its Lenders or Lenders’ Agent as collateral security in connection with Owner obtaining or arranging any financing for the Expansion Project; provided, however, Owner shall deliver, at least ten (10) Days prior to any such assignment, to Design-Builder (i) written notice of such assignment and (ii) a copy of the instrument of assignment in form and substance reasonably acceptable to Design-Builder, whose approval shall not be unreasonably withheld. The Lenders or Lenders’ Agent may assign the Contract Documents or their rights under the Contract Documents, including without limitation in connection with any foreclosure or other enforcement of their security interest. Design-Builder shall execute, if requested, a consent to assignment for the benefit of the Lenders and/or the Lenders’ Agent in form and substance reasonably acceptable to Design-Builder, provided that with respect to any such assignments such assignee demonstrates to Design-Builder’s satisfaction that it has the capability to fulfill Owner’s obligations under this Agreement.
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     21.2 Successors. Design-Builder and Owner intend that the provisions of the Contract Documents are binding upon the Parties, their employees, agents, heirs, successors and assigns.
     21.3 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with, the substantive laws of the state of Minnesota, without regard to the conflict of laws provisions thereof.
     21.4 Severability. If any provision or any part of a provision of the Contract Documents shall be finally determined to be superseded, invalid, illegal, or otherwise unenforceable pursuant to any applicable Legal Requirements, such determination shall not impair or otherwise affect the validity, legality, or enforceability of the remaining provision or parts of the provision of the Contract Documents, which shall remain in full force and effect as if the unenforceable provision or part were deleted.
     21.5 No Waiver. The failure of either Design-Builder or Owner to insist, in any one (1) or more instances, on the performance of any of the obligations required by the other under the Contract Documents shall not be construed as a waiver or relinquishment of such obligation or right with respect to future performance.
     21.6 Headings. The table of contents and the headings used in this Agreement or any other Contract Document, are for ease of reference only and shall not in any way be construed to limit, define, extend, describe, alter, or otherwise affect the scope or the meaning of any provision of this Agreement.
     21.7 Notice. Whenever the Contract Documents require that notice be provided to a Party, notice shall be delivered in writing to such Party at the address listed below. Notice will be deemed to have been validly given if delivered (i) in person to the individual intended to receive such notice, (ii) by registered or by certified mail, postage prepaid to the address indicated in the Agreement within four (4) Days after being sent, or (iii) by facsimile, by the time stated in a machine-generated confirmation that notice was received at the facsimile number of the intended recipient.
     If to Design-Builder, to:
Fagen, Inc.
501 W. Highway 212
P. O. Box 159
Granite Falls, MN 56241
Attention: Aaron Fagen
Fax: (320) 564-3278
     with a copy to:
Fagen, Inc.
501 W. Highway 212
P. O. Box 159
Granite Falls, MN 56241
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Attention: Jennifer Johnson
Fax: (320) 564-3278
     and a copy to:
Fagen, Inc.
501 W. Highway 212
P. O. Box 159
Granite Falls, MN 56241
Attention: Wayne Mitchell
Fax: (320) 564-5190
     If to Owner, to:
Platte Valley Fuel Ethanol, LLC
214 20th Street
Central City, NE 68826
Attention: Doug Anderson
Fax: (308) 946-2609
     and
Lender’s Agent at the address provided for Lender’s Agent to Design-Builder by Owner by notice within five (5) Days following the Financial Closing.
     21.8 No Privity with Design Consultant/Subcontractors. Nothing in the Contract Documents is intended or deemed to create any legal or contractual relationship between Owner and any Design Consultant or Subcontractor.
     21.9 Amendments. The Contract Documents may not be changed, altered, or amended in any way except in writing signed by a duly authorized representative of each Party.
     21.10 Entire Agreement. This Agreement consists of the terms and conditions set forth herein, as well as the Exhibits hereto, which are incorporated by reference herein and made a part hereof. This Agreement sets forth the full and complete understanding of the Parties as of the Effective Date with respect to the subject matter hereof.
     21.11 Third-Party Beneficiaries. Except as expressly provided herein, this Agreement is intended to be solely for the benefit of the Owner, the Design-Builder and permitted assigns, and is not intended to and shall not confer any rights or benefits on any person not a signatory hereto.
     21.12 Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same Agreement, and may be executed and delivered by facsimile signature, which shall be considered an original.
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     21.13 Survival. Notwithstanding any provisions herein to the contrary, the Work Product provisions set forth in Article 5 and the indemnity obligations set forth herein shall survive (in full force and effect) the expiration or termination of this Agreement, and shall continue to apply to the Parties to this Agreement even after termination of this Agreement or the transfer of such Party’s interest in this Agreement.
[The next page is the signature page.]
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     IN WITNESS WHEREOF, the Parties hereto have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Agreement shall be effective as of the Effective Date.

OWNER:	DESIGN-BUILDER:

Platte Valley Fuel Ethanol, LLC (Name of Owner)	Fagen, Inc. (Name of Design-Builder)

/s/ CLIFFORD F. MESNER	/s/ RON FAGEN

(Signature)	(Signature)

Clifford F. Mesner	Roland “Ron” Fagen

(Printed Name)	(Printed Name)

Chairman	CEO and President

(Title)	(Title)

Date: 05/01/06	Date: 05/01/06
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EXHIBIT A
Performance Guarantee Criteria

Criteria	Specification	Testing Statement	Documentation
Expansion Plant Capacity – fuel grade ethanol	Operate at a rate of 80 million gallons per year of denatured fuel grade ethanol meeting the specifications of ASTM 4806 based on 353 days of operation per calendar year and 4.76% denaturant.	Seven day performance test	Production records and a written report by Design-Builder.

Corn to Ethanol Conversion ratio; *****	Not be less than 2.80 denatured gallons of ethanol per bushel (56#) of corn	As determined by meter readings during a seven day performance test.	Production records and written analysis by Design-Builder.

Electrical Energy	0.75 kWh per denatured gallon of fuel grade ethanol *****	As determined by meter readings during a seven day performance test.	Production records and written analysis by Design-Builder.

Natural Gas	Shall not exceed 34,000 Btu per denatured gallon of fuel grade ethanol. (This Performance Criteria relates to production of ethanol and excludes any natural gas usage that may occur for drying corn.)	As determined by meter readings during a seven day performance test.	Production records and written analysis by Design-Builder.

Process Water Discharge (not including cooling tower and boiler blowdown and water pre-treatment (RO discharge)	Zero gallons under normal operations	Process discharge meter	Control System reports

Air Emissions	Must meet the requirements prescribed as of the date hereof by the State of Nebraska	Must meet the requirements as prescribed in the Air Permit Application attached as Exhibit K.	Written report by Owner’s Air Emission Tester.
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A-1

Department of Environmental Quality, Air Quality Division.
As part of the Performance Guarantee Criteria the Expansion Plant shall operate in accordance with all Legal Requirements.
DISCLAIMER:
Owner’s failure to materially comply with the operating procedures issued by ICM, Inc./Fagen, Inc. shall void all performance guaranties and warranties set forth in this Design-Build Agreement.
Owner understands that the startup of the Expansion Plant requires resources and cooperation of the Owner, vendors and other suppliers to the Expansion Project. Design-Builder disclaims any liability and Owner indemnifies Design-Builder for non-attainment of the Performance Guarantee Criteria directly or indirectly caused by material non-performance or negligence of third parties not retained by Design-Builder.
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A-2

EXHIBIT B
Project Scope
PROJECT SCOPE
Grain Receiving and Handling System
The grain receiving system will be modified to include two additional hammer mills, remove existing shaker scalper, install two rotary scalpers. Some minor modifications will be made to the existing system, but Design-Builder does not anticipate that they will be significant or will cause additional parts inventory requirements.
Cook and Liquefaction System
A second slurry tank will be added to allow for additional residence time prior to the hydro heater. This second slurry tank will be located outside the building alongside of the existing slurry tank. The slurry blender and cross conveyor that takes the flour from the milling system to the slurry tank will be adequate for the expansion. The first and second slurry tanks will operate at the expanded rate and the split will come after the second slurry tank. Off of this tank, there will be two cook pumps. One will feed the existing system, and the second will supply the new cook tube and flash tank system that will be located in the new D&E area. This will allow the flash from the second cook to go to the second side stripper unit of the distillation process. After the new flash tank, the stream will be pumped to the liquefaction tanks by cook. From liquefaction, the stream will feed two heat exchanger trains. The existing plant has one train in operation and a second train in stand-by and cleaning. By adding a third train, the plant will have two trains on line and one train will be the shared system between both process lines that will allow for cleaning of each system on a regular basis. After cooling, the mash will go to the fermenter train as individual lines (three mash feed lines).
Fermentation Area
A second yeast propagator will be added adjacent to the existing yeast propagator. The dual yeast propagators will operate in a parallel-type mode to supply higher levels of yeast to the fermentation process. At this time, the yeast propagator is balanced to the current plant operation and the second will be similar to the existing propagator system with all the same redundant equipment.
Three additional fermenters will be added on the end of the existing fermenters. By doing this, the plant will move from three fermenters to six fermenters. This move alone will allow for additional fermentation time over and above what currently exists, since the empty tank is only one-sixth of the total volume instead of one-third of the total volume. The existing CO2 scrubber will be removed, and single, larger CO2 scrubber will be installed. The new CO2 scrubber will be sized for the 80 MMGPY rate. The fermenter fill line from fermenter #1 through fermenter #6 will be expanded to an 8” line from the current 6” line. This will allow the additional flow to move throughout the system in a single line rather than multiple lines.
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B-1

Distillation, Dehydration, Evaporation
The distillation, dehydration, and evaporation system will be substantially similar to what is currently installed. The new system will be connected to the energy center rather than the process building. The existing pipe rack that runs alongside the evaporator building that supports piping and the 190 proof condenser will extend out past the new facility and support the new 190 condenser with its associated piping. This design maintains full access to all of the equipment for maintenance and service along with convenient installation opportunities. The pumps and controls and associated equipment on the new system will be very similar to the existing system for maintenance and serviceability. The mole sieves of the new system will be larger than the original system to allow for additional flexibility. The existing mole sieves will be relocated to allow for this expansion. Tank farm expansion will consist of an additional 750,000 gallon denatured ethanol storage, and (2) 100,000 tanks for ethanol storage. All three tanks will be constructed in a new tank farm located adjacent to the existing tank farm.
Energy Center
A second energy center will not be constructed, as the majority of product is sold as modified wetcake. Two centrifuges will be added to the existing four centrifuges. The exhaust gases off the two existing dryers will be routed to an RTO. The existing boiler will be modified by the Owner to allow for the expanded steam capacity. The existing deaerator will be modified for additional capacity. Currently, the DDG off the existing energy center is air conveyed and cooled on the way to the DDG storage building. The existing pneumatic conveying system will remain unchanged. Design-Builder has assumed that the primary gas feed to the energy center is provided by the Owner.
Utilities
Design-Builder has assumed that the additional expansion water volume requirements are available and any necessary modifications to the primary water distribution system will be supplied by others. Design-Builder proposes the addition of a second cooling tower that will be used for all of distillation with some potential supplemental help from the new tower. The existing cooling tower will be used predominately for fermentation and cook line cooling. Two additional methanator bottles will be installed onto the existing methanator system. Minor modifications are required to put three bottles on line and the fourth will be used for bug storage.
Electrical
It is expected that the additional MCC capacity in grain receiving, chiller building, process building and in the energy center will be adequate space for the expansion. The DCS system will be expanded for the additional points of control and locations that will be required.
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B-2

EXHIBIT C
Owner’s Responsibilities
The Owner shall operate the PVFE Plant in accordance with good fuel ethanol production industry practices and shall provide Design-Builder access to the PVFE Plant to the extent necessary to complete the Work in accordance with the Agreement.
The Owner shall perform and provide the permits, authorizations, services and construction as specifically described hereafter:
1)	Land and Grading – Owner shall obtain all legal authority to use the site for its intended purpose and perform technical due diligence to allow Design-Builder to perform, including, but not limited to, proper zoning approvals, building permits, elevation restrictions, soil tests, and water tests. The site shall be rough graded per Design-Builder specifications and be +/- three inches of final grade including the rough grading for Site roadways. The site soils shall be modified as required to provide a minimum allowable soil bearing pressure as described in Table 1.

Other items to be provided by the Owner include, but are not limited to, the following: site survey (boundary and topographic) as required by the Design-Builder, layout of the property corners including two construction benchmarks, Soil Borings and subsequent Geotechnical Report describing recommendation for Roads, foundations and if required, soil stabilization/remediation, land disturbance permit, erosion control permit, site grading as described above with minimum soil standards, placement of erosion control measures, plant access road from a county, state or federal road designed to meet local county road standards, plant storm and sanitary sewers, fire water system with hydrants and plant water main branches taken from the system to be within five feet of the designated building locations, all tanks, motors and other equipment associated with or necessary to operate the fire water loop and associated systems, plant roads as specified and designed for the permanent elevations and effective depth, “construction” grading plan as drawn (including site retention pond), plant water well and associated permit(s). Owner shall also provide the final grading, seeding and mulching, and site fencing at the site.

Owner is encouraged to obtain preliminary designs/information and estimates of the cost of performing all Owner required permits and services as stated in this Exhibit C. Specifically, the cost of the fire water systems (including associated fire water pumps, required tank, building (if required), sprinklers, and all other equipment and materials associated with the fire water delivery systems) is estimated being in excess of $800,000. The requirements of each state and the decisions of each Owner will increase or decrease the actual cost. Additionally, the cost of the required soil stabilization in Table 1 can be in the range of, or may exceed, $2.5MM which cost is not included in the Contract Price. Owner shall prepare site according to Design-Builder’s engineering plans provided for the site work under the Pre-Engineering Agreement.
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2)	Permits – Owner shall obtain all Operating Permits including, but not limited to, air quality permits, in a timely manner to allow construction and start-up of the plant as designed by Design-Builder. Owner shall obtain all testing, including air emissions tests, and site inspections required to secure the necessary operating permits.

3)	Storm Water Runoff Permit – Owner shall obtain the construction storm – water runoff permit, permanent storm-water runoff permit, and the erosion control/land disturbance permit.

4)	Nebraska Pollutant Elimination Discharge Permit – Owner shall obtain a permit to discharge cooling tower water and reverse osmosis (“R.O.”) reject water and any other waste water directly to a designated waterway or other location. Owner shall supply the discharge piping to transport to the designated waterway or other location.

5)	Natural Gas Supply and Service Agreement – Owner shall procure and supply a continuous supply of natural gas to supply the incremental increase in gas requirements related to the expanded operations. Owner shall provide all gas piping to the use points and supply meters and regulators to provide burner tip pressures as specified by Design-Builder. Owner shall also supply a digital flowmeter on-site with appropriate output for monitoring by the plant’s computer control system.

6)	Temporary Electrical Service – Owner shall secure electrical service to supply a minimum 750 KW of 3-phase, 480/277 volt electrical power during construction. Owner shall procure, install, and maintain temporary service to up to three 3-phase, 480/277 volt temporary service transformers located throughout the site. The transformer sizing, locations, and underground electrical feed routing layout are to be determined jointly by the Owner, the Design-Builder and the energy supplier. Design-Builder shall pay energy demand and usage charges up to Substantial Completion.

7)	Permanent Electrical Service – (1) The Owner is responsible to secure continuous service from an energy supplier to serve the facility. The service from the energy supplier shall be of sufficient size to supply the requirements of the expanded operations. (2) The Owner is responsible for procurement, installation and maintenance of the site distribution system, including, but not limited to, the required substation and all associated distribution lines, switchgear, sectional cabinets, distribution transformers, transformer pads, etc. An on-site primary digital meter is also to be supplied for monitoring of electrical usage and demand. This meter must have the capability to be monitored via a telephone line or other electrical signal. (3) The responsibility of the Design-Builder starts at the secondary electrical terminals of the site distribution system transformers that have been installed by Owner. (4) Modifications to the existing site distribution system, layout, and meters are to be determined jointly by the Owner, the Design-Builder and the energy supplier.

Design-Builder will be providing soft start motor controllers for all motors greater than 150 horsepower and where demanded by process requirements. Owner is encouraged to discuss with its electrical service supplier whether additional soft start motor controllers
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are advisable for this facility and such can be added, with any increased cost being an Owner’s cost.

8)	Water Supply, Service Agreement, and Pre-Treatment System – Owner shall supply on-site process wells or other water source capable of providing the incremental quantity of water, which includes process water, R.O. feed water, cooling tower make-up water and boiler feed water, of a quality which will allow discharges to comply with NPDES limits and stable operation of the plant. Owner should consider providing a redundant supply source.

Owner shall pay for a water pre-treatment system to be designed and constructed by Design-Builder and to be integrated into the Expansion Plant. Owner shall provide an updated water sample of current process water for analysis to aid in design of the water pre-treatment system. The pre-treatment system will be designed to provide the Expansion Plant with the quantity and quality of raw and treated water needed to supply the Expansion Plant’s process needs. The water pre-treatment system design will also consider and recommend to Owner equipment required to meet the discharge requirements under the Expansion Plant’s wastewater discharge permit. Owner is to execute side-letter agreements as necessary for the design and construction of such water pre-treatment system. Design-Builder shall recover costs for the design and construction of such system from the Owner at Design-Builder’s standard time plus material rates during the relevant time period and at the relevant locale. A side-letter agreement between Owner and Design-Builder shall be executed by Owner and Design-Builder to compensate Design-Builder, at Design-Builder’s standard time plus materials rates during the relevant time period and at the relevant locale, for any costs and expenses related to such water pre-treatment system.

9)	Wastewater Discharge System, Permits and/or Service Agreement – Owner shall provide for any additions or improvements to the discharge piping, septic tank and drainfield system or connections to municipal system as required for the sanitary sewer requirements of the Expansion Plant. These provisions shall comply with all federal, state, and local regulations, including any permitting issues.

10)	Roads and Utilities – Owner shall provide and maintain any additions required to the ditches and permanent roads, including the gravel, pavement or concrete, with the roads passing standard compaction tests. Design-Builder shall repair any damage directly caused by Design-Builder activities, specifically excluding any damages causes by normal wear and tear.

Except as otherwise specifically stated herein, the Owner shall install all utilities so that they are within five (5) feet of the designated building/structure locations.

11)	Maintenance and Power Equipment – The maintenance, spare parts, and power equipment as required by the Expansion Plant or desired by Owner shall be the sole and absolute cost and responsibility of Owner and Design-Builder shall have no responsibility in regards thereto.
Platte Valley Fuel Ethanol, LLC
April 24, 2006

12)	Railroads – Owner is responsible for any costs associated with expansion of the railroads, including, but not limited to, all rail design and engineering and construction and Design-Builder shall have no responsibility in regards thereto.

13)	Drawings – Owner shall supply drawings to Design-Builder detailing any changes made to the plant since completion of the initial plant.

14)	Fire Protection System – Fire Protection System requirements vary by governmental requirements per location and by insurance carrier requirements. Owner is responsible to provide the required fire protection system for the Plant. This may include storage tanks, pumps, underground fire water mains, fire hydrants, foam or water monitor valves, sprinkler systems, smoke and heat detection, deluge systems, or other provisions as required by governmental codes or Owner’s insurance carrier’s fire protection criteria.

Owner shall pay for a Fire Protection System to be designed and constructed by Design-Builder and to be integrated into the Expansion Plant. The Fire Protection System shall be designed and constructed to meet the governmental and insurance requirements. Owner is to execute side-letter agreements as necessary for the design and construction of such Fire Protection System. Design-Builder shall recover costs for the design and construction of such system from Owner at Design-Builder’s standard time plus material rates during the relevant time period and at the relevant locale. A side-letter agreement between Owner and Design-Builder shall be executed by Owner and Design-Builder to compensate Design-Builder, at Design-Builder’s standard time plus materials rates during the relevant time period and at the relevant locale, for any costs and expenses related to such Fire Protection System.
Table 1 Minimum Soil Bearing Pressure – Responsibility of Owner

Required Allowable Soil Bearing Pressure
Description	(pounds per square foot)
Slurry Tank	4,000
Liquifaction Tank	3,500
Fermentation Tank	5,000
All Other Areas	3,000
Platte Valley Fuel Ethanol, LLC
April 24, 2006

Table 2 Owner’s Milestones

Number Of Days To Be
Completed After Notice
Owner’s Responsibilities	To Proceed
Notice to Proceed	*	****
Storm Water Permits Complete	*	****
Natural Gas/Propane Supply Agreements Complete	*	****
Water Supply and Service Agreements Complete	*	****
Risk Insurance Provider Selected/Fire Protection Requirements Known	*	****
NPDES Discharge Point Selected	*	****
Electrical Service	*	****
Water Pre-Treatment System Design Complete	*	****
Wastewater Discharge System Complete	*	****
Operating Permits Complete	*	****
Discharge Permits Complete	*	****
Pumphouse/Water Pre-treatment System Complete	*	****
Fire Protection System Complete	*	****
Administrative Building Complete	*	****
Paving (Expansion Plant Roads) Complete	*	****
Rail Spur Complete	*	****
Employees Hired and Ready for Training	*	****
Natural Gas Pipeline Complete	*	****
Platte Valley Fuel Ethanol, LLC
April 24, 2006

EXHIBIT D
ICM License Agreement
THIS LICENSE AGREEMENT (this “License Agreement”) is entered into and made effective as of the 24th day of April, 2006 (“Effective Date”) by and between Platte Valley Fuel Ethanol, LLC, a Nebraska limited liability company (“OWNER”), and ICM, Inc., a Kansas corporation (“ICM”).
          WHEREAS, OWNER has entered into that certain Design-Build Lump Sum Contract dated April 24, 2006 (the “Contract”) with Fagen, Inc., a Minnesota corporation (“Fagen”), under which Fagen is to design and construct a 40 million gallon per year expansion ethanol plant for OWNER, which would bring the total nameplate capacity to 80 million gallons per year, to be located in or near Central City, Nebraska (the “Plant”);
          WHEREAS, ICM has granted Fagen the right to use certain proprietary technology and information of ICM in the design and construction of the Plant; and
          WHEREAS, OWNER desires from ICM, and ICM desires to grant to OWNER, a license to use such proprietary technology and information in connection with OWNER’s ownership, operation, maintenance and repair of the Plant, all upon the terms and conditions set forth herein;
          NOW, THEREFORE, the parties, in consideration of the foregoing premises and the mutual promises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, agree as follows:
1. Upon substantial completion of the Plant by Fagen pursuant to the terms of the Contract or, if later, payment by OWNER of all amounts due and owing to Fagen under the Contract, ICM grants to OWNER a limited license to use the Proprietary Property (hereinafter defined) solely in connection with the ownership, operation, maintenance and repair of the Plant, subject to the limitations provided herein (the “Purpose”).
2. The “Proprietary Property” means, without limitation, documents, Operating Procedures (hereinafter defined), materials and other information that are furnished by ICM to OWNER in connection with the Purpose, whether orally, visually, in writing, or by any other means, whether tangible or intangible, directly or indirectly (including, without limitation, through Fagen) and in whatever form or medium including, without limitation, the design, arrangement, configuration, and specifications of (i) the combinations of distillation, evaporation, and alcohol dehydration equipment (including, but not limited to, pumps, vessels, tanks, heat exchangers, piping, valves and associated electronic control equipment) and all documents supporting those combinations; (ii) the combination of the distillers grain drying (DGD), and heat recovery steam generation (HRSG) equipment (including, but not limited to, pumps, vessels, tanks, heat exchangers, piping and associated electronic control equipment) and all documents supporting those combinations; and (iii) the computer system, known as the distributed control system (DCS and/or PLC) (including, but not limited to, the software configuration, programming, parameters, set points, alarm points, ranges, graphical interface, and system hardware connections) and all documents supporting that system. The “Operating Procedures” means, without limitation, the process equipment and specifications manuals, standards of quality, service protocols, data collection methods, construction specifications, training methods, engineering standards and any other information prescribed by ICM from time to time concerning the
Platte Valley Fuel Ethanol, LLC
April 24, 2006

Purpose. Proprietary Property shall not include any information or materials that OWNER can demonstrate by clear and convincing written evidence: (i) was lawfully in the possession of OWNER prior to disclosure by ICM or Fagen; (ii) was in the public domain prior to disclosure by ICM or Fagen; (iii) was disclosed to OWNER by a third party other than Fagen having the legal right to possess and disclose such information or materials; or (iv) after disclosure by ICM or Fagen comes into the public domain through no fault of OWNER or its members, directors, officers, employees, agents, contractors, consultants or other representatives (hereinafter collectively referred to as “Representatives”). Information and materials shall not be deemed to be in the public domain merely because such information is embraced by more general disclosures in the public domain, and any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are in the public domain if the combination itself and its principles of operation are not in the public domain.
3. OWNER shall not use the Proprietary Property for any purpose other than the Purpose. OWNER shall not use the Proprietary Property in connection with any expansion or enlargement of the Plant. ICM and its Representatives shall have the express right at any time to enter upon the premises of the Plant to inspect the Plant and its operation to ensure that OWNER is complying with the terms of this License Agreement.
4. OWNER’s failure to materially comply with the Operating Procedures shall void all guarantees, representations and warranties, whether expressed or implied, if any, that were given by ICM to OWNER, directly or indirectly through Fagen, concerning the performance of the Plant that ICM reasonably determines are materially affected by OWNER’s failure to materially comply with such Operating Procedures. OWNER agrees to indemnify, defend and hold harmless ICM, Fagen and their respective Representatives from any and all losses, damages and expenses including, without limitation, reasonable attorneys’ fees resulting from, relating to or arising out of Owner’s or its Representatives’ (a) failure to materially comply with the Operating Procedures or (b) negligent use of the Proprietary Property.
5. Any and all modifications to the Proprietary Property made by OWNER or its Representatives shall be the property of ICM. OWNER shall promptly notify ICM of any such modification and OWNER agrees to assign all right, title and interest in such modification to ICM; provided, however, OWNER shall retain the right, at no cost, to use such modification in connection with the Purpose.
6. ICM has the exclusive right and interest in and to the Proprietary Property and the goodwill associated therewith. OWNER will not, directly or indirectly, contest ICM’s ownership of the Proprietary Property. OWNER’s use of the Proprietary Property does not give OWNER any ownership interest or other interest in or to the Proprietary Property except for the limited license granted to OWNER herein.
7. OWNER shall pay no license fee or royalty to ICM for OWNER’s use of the Proprietary Property pursuant to this License Agreement, the consideration for the limited license granted herein is certain payments by Fagen to ICM, which is funded by and included in the amounts payable by OWNER to Fagen for the construction of the Plant under the Contract.
8. OWNER may not assign the limited license granted herein, in whole or in part, without the prior written consent of ICM, which will not be unreasonably withheld or delayed. Prior to any assignment, OWNER shall obtain from such assignee a written instrument, in form and substance reasonably acceptable to ICM, agreeing to be bound by all the terms and provisions of this License Agreement. Any assignment of this License Agreement shall not release OWNER from (i) its duties and obligations hereunder concerning the disclosure and use of the Proprietary Property by OWNER
Platte Valley Fuel Ethanol, LLC
April 24, 2006

or its Representatives, or (ii) damages to ICM resulting from, or arising out of, a breach of such duties or obligations by OWNER or its Representatives. ICM may assign its right, title and interest in the Proprietary Property, in whole or part, subject to the limited license granted herein.
9. The Proprietary Property is confidential and proprietary. OWNER shall keep the Proprietary Property confidential and shall use all reasonable efforts to maintain the Proprietary Property as secret and confidential for the sole use of OWNER and its Representatives for the Purpose. OWNER shall retain all Proprietary Property at its principal place of business and/or the Plant. OWNER shall not at any time without ICM’s prior written consent, copy, duplicate, record, or otherwise reproduce the Proprietary Property, in whole or in part, or otherwise make the same available to any unauthorized person provided, OWNER shall be permitted to copy, duplicate or otherwise reproduce the Proprietary Property in whole or in part in connection with, and to the extent it is necessary and essential for, the Purpose so long as all such copies, duplicates or reproductions are kept at its principal place of business and/or the Plant and are treated the same as any other Proprietary Property. OWNER shall not disclose the Proprietary Property except to its Representatives who are directly involved with the Purpose, and even then only to such extent as is necessary and essential for such Representative’s involvement. OWNER shall inform such Representatives of the confidential and proprietary nature of such information and, if requested by ICM, OWNER shall obtain from such Representative a written instrument, in form and substance reasonably acceptable to ICM, agreeing to be bound by all of the terms and provisions of this License Agreement to the same extent as OWNER. OWNER shall make all reasonable efforts to safeguard the Proprietary Property from disclosure by its Representatives to anyone other than permitted hereby. OWNER shall notify ICM immediately upon discovery of any unauthorized use or disclosure of the Proprietary Property, or any other breach of this License Agreement by OWNER or its Representatives, and shall cooperate with ICM in every reasonable way to help ICM regain possession of the Proprietary Property and prevent its further unauthorized use or disclosure. In the event that OWNER or its Representatives are required by law to disclose the Proprietary Property, OWNER shall provide ICM with prompt written notice of same so that ICM may seek a protective order or other appropriate remedy. In the event that such protective order or other appropriate remedy is not obtained, OWNER or its Representatives will furnish only that portion of the Proprietary Property which in the reasonable opinion of its or their legal counsel is legally required and will exercise its reasonable efforts to obtain reliable assurance that the Proprietary Property so disclosed will be accorded confidential treatment.
10. OWNER agrees to indemnify ICM for any and all damages (including, without limitation, reasonable attorneys’ fees) arising out of or resulting from any unauthorized disclosure or use of the Proprietary Property by OWNER or its Representatives. OWNER agrees that ICM would be irreparably damaged by reason of a violation of the provisions contained herein and that any remedy at law for a breach of such provisions would be inadequate. OWNER agrees that ICM shall be entitled to seek injunctive or other equitable relief in a court of competent jurisdiction against OWNER or its Representatives for any unauthorized disclosure or use of the Proprietary Property without the necessity of proving actual monetary loss or posting any bond. It is expressly understood that the remedy described herein shall not be the exclusive remedy of ICM for any breach of such covenants, and ICM shall be entitled to seek such other relief or remedy, at law or in equity, to which it may be entitled as a consequence of any breach of such duties or obligations.
11. The duties and obligations of OWNER under this License Agreement, and all provisions relating to the enforcement of such duties and obligations shall survive and remain in full force and effect notwithstanding any termination or expiration of the Contract or this License Agreement.
12. ICM may terminate this License Agreement upon written notice to OWNER if OWNER willfully or wantonly (a) uses the Proprietary Property for any purpose, or (b) discloses the Proprietary
Platte Valley Fuel Ethanol, LLC
April 24, 2006

Property to anyone, in each case other than permitted herein. Upon termination of this License Agreement, OWNER shall cease using the Proprietary Property for any purpose (including the Purpose) and, upon request by ICM, shall promptly return to ICM all documents or other materials in OWNER’s or its Representatives’ possession that contain Proprietary Property in whatever format, whether written or electronic, including any and all copies or reproductions of the Proprietary Property. OWNER shall permanently delete all such Proprietary Property from its computer hard drives and any other electronic storage medium (including any backup or archive system). OWNER shall deliver to ICM a written certificate which certifies that all electronic copies or reproductions of the Proprietary Property have been permanently deleted.
13. The laws of the State of Kansas, United States of America (or US), shall govern the validity of the provisions contained herein, the construction of such provisions, and the interpretation of the rights and duties of the parties. Any legal action brought to enforce or construe the provisions of this License Agreement shall be brought in the federal or state courts located in Wichita, Kansas, and the parties agree to and hereby submit to the exclusive jurisdiction of such courts and agree that they will not invoke the doctrine of forum non conveniens or other similar defenses in any such action brought in such courts. Notwithstanding the foregoing, nothing in this License Agreement will affect any right ICM may otherwise have to bring any action or proceeding relating to this License Agreement against OWNER or its properties in the courts of any jurisdiction. In the event the Plant is located in, or OWNER is organized under the laws of, a country other than the US, OWNER hereby specifically agrees that any injunctive or other equitable relief granted by a court located in the State of Kansas, US, or any award by a court located in the State of Kansas, shall be specifically enforceable as a foreign judgment in the country in which the Plant is located, OWNER is organized or both, as the case may be, and agrees not to contest the validity of such relief or award in such foreign jurisdiction, regardless of whether the laws of such foreign jurisdiction would otherwise authorize such injunctive or other equitable relief, or award.
14. OWNER hereby agrees to waive all claims against ICM and ICM’s Representatives for any consequential damages that may arise out of or relate to this License Agreement, the Contract or the Proprietary Property whether arising in contract, warranty, tort (including negligence), strict liability or otherwise, including but not limited to losses of use, profits, business, reputation or financing. OWNER further agrees that the aggregate recovery of OWNER and Fagen (and everyone claiming by or through OWNER and Fagen), as a whole, against ICM and ICM’s Representatives, collectively, for any and all claims that arise out of, relate to or result from this License Agreement, the Proprietary Property or the Contract, whether arising in contract, warranty, tort (including negligence), strict liability or otherwise, shall not exceed One Million US Dollars ($1,000,000).
15. The terms and conditions of this License Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede any prior understandings, agreements or representations by or between the parties, written or oral. Any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this License Agreement. This License Agreement may not be modified or amended at any time without the written consent of the parties.
16. All notices, requests, demands, reports, statements or other communications (herein referred to collectively as “Notices”) required to be given hereunder or relating to this License Agreement shall be in writing and shall be deemed to have been duly given if transmitted by personal delivery or mailed by certified mail, return receipt requested, postage prepaid, to the address of the party as set forth below. Any such Notice shall be deemed to be delivered and received as of the date so delivered, if delivered personally, or as of the third business day following the day sent, if sent by certified mail. Any party may, at any time, designate a different address to which Notices shall be
Platte Valley Fuel Ethanol, LLC
April 24, 2006

directed by providing written notice in the manner set forth in this paragraph.
17. In the event that any of the terms, conditions, covenants or agreements contained in this License Agreement, or the application of any thereof, shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such term, condition, covenant or agreement shall be deemed void ab initio and shall be deemed severed from this License Agreement. In such event, and except if such determination by a court of competent jurisdiction materially changes the rights, benefits and obligations of the parties under this License Agreement, the remaining provisions of this License Agreement shall remain unchanged unaffected and unimpaired thereby and, to the extent possible, such remaining provisions shall be construed such that the purpose of this License Agreement and the intent of the parties can be achieved in a lawful manner.
18. The duties and obligations herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and permitted assigns of the parties hereto.
19. The waiver by any party hereto of the breach of any term, covenant, agreement or condition herein contained shall not be deemed a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein, nor shall any custom, practice or course of dealings arising among the parties hereto in the administration hereof be construed as a waiver or diminution of the right of any party hereto to insist upon the strict performance by any other party of the terms, covenants, agreement and conditions herein contained.
20. In this License Agreement, where applicable, (i) references to the singular shall include the plural and references to the plural shall include the singular, and (ii) references to the male, female, or neuter gender shall include references to all other such genders where the context so requires.
IN WITNESS WHEREOF, the parties hereto have executed this License Agreement, the Effective Date of which is indicated on page 1 of this License Agreement.

OWNER:	ICM:

Platte Valley Fuel Ethanol, LLC	ICM, Inc.

By: /s/ CLIFFORD F. MESNER	By: /s/ DAVE VANDER GRIEND

Title: Chairman of the Board	Title: CEO

Date Signed: 05/01/06	Date Signed: 05/15/06

Address for giving notices:	Address for giving notices:

301 N First Street
Colwich, KS 67030
Platte Valley Fuel Ethanol, LLC
April 24, 2006

EXHIBIT E
Schedule of Values
Schedule of Values for:
PLATTE VALLEY FUEL ETHANOL, LLC
EXPANSION
Central City, NE
40 MGY Dry Grind Ethanol Plant Expansion

DESCRIPTION
1	MOBILIZATION	*****
2	ENGINEERING	*****
3	GENERAL CONDITIONS	*****
4	SITEWORK	*****
5	CONCRETE	*****
6	MASONRY / ARCHITECTURAL	*****
7	STRUCTURAL STEEL - MISC. METALS	*****
8	PRE-ENGINEERED BUILDINGS	*****
9	GRAIN HANDLING SYSTEM	*****
10	PROCESS TANKS & VESSELS	*****
11	FIELD ERECTED TANKS	*****
12	HEAT EXCHANGERS	*****
13	PROCESS EQUIPMENT	*****
14	CENTRIFUGES	*****
15	COOLING TOWER	*****
16	DRYER SYSTEM	*****
17	RTO & DDG CONVEYING SYSTEM	*****
18	METHANATOR	*****
19	PROCESS PIPING & VALVES	*****
20	PAINTING	*****
21	INSULATION	*****
22	PLUMBING & HVAC	*****
23	ELECTRICAL	*****
24	START-UP	*****
25	DEMOBILIZATION	*****

	TOTAL	$42,679,009

Platte Valley Fuel Ethanol, LLC
April 24, 2006

E-1

EXHIBIT F
Form of Informational Report

PROJECT MEETING: Two-Week Look Ahead(s)

MEETING
JOBSITE:	DATE:

Ñ MANPOWER	TOTALS Ñ
Fagen, Inc.	0
(sub)	0
0
0
0
0
0
0
0
0
JOBSITE TOTAL	0
Ñ SAFETY ISSUES
1.	text

2.	text
Ñ WAREHOUSE ISSUES
1.	text

2.	text
Ñ PROCUREMENT ISSUES
1.	text

2.	text
Ñ OPERATIONS ISSUES
1.	text

2.	text
Ñ CIVIL
Area
1.	text

2.	text
Platte Valley Fuel Ethanol, LLC
April 24, 2006

F-1

Ñ STRUCTURAL
Area
1.	text

2.	text
Ñ SIDING / INSULATION
Area
1.	text

2.
Ñ MILLWRIGHT
Area
1.	text

2.
Ñ PIPE
Area
1.	text

2.
Ñ ELECTRICAL
Area
1.	text

2.
Ñ DELIVERIES
Area
1.	text
Ñ SUBCONTRACTOR
Subcontractor Name
1.	text
Platte Valley Fuel Ethanol, LLC
April 24, 2006

F-2

EXHIBIT G
Required Permits

Responsibility
	Type of	for Obtaining	Assistance in
No.	Application/Permit	Permit	Preparation	Notes
1	Underground Utility Locating Service	Design-Builder/Owner		Notification service for underground work.

2	Septic Tank & Drain Field Permit	Owner

3	Railroad Permit/Approval	Owner	Design-Builder

4	Archeological Survey	Owner

5	Highway Access Permit	Owner		State Department of Transportation or County

6	Building Permits	Design-Builder
	Mechanical	Design-Builder
	Electrical	Design-Builder
	Structures	Design-Builder

7	Construction Air Permit	Owner	Design-Builder

8	Construction Permit	Owner	Design-Builder

9	Operations Permit	Owner	Design-Builder

10	Wastewater Permit	Owner	Design-Builder

11	Water Appropriation Permit	Owner	Design-Builder

12	Fire Protection	Owner	Design-Builder

13	Above Ground Storage Tank Permit	Owner	Design-Builder

14	TTB	Owner
Platte Valley Fuel Ethanol, LLC
April 24, 2006

G-1

EXHIBIT H
Form of Performance Bond
PERFORMANCE BOND
The American Institute of Architects,
AIA Document No. A312 (December, 1984 Edition)
Any singular reference to Contractor, Surety, Owner or other party shall be considered plural where applicable.

CONTRACTOR (Name and Address):	Amount: [Amount]
Fagen, Inc.	Description (Name and Location):
P. O. Box 159	[Expansion Project Name and Location]
Granite Falls, MN 56241	OWNER (Name and Address):
CONSTRUCTION CONTRACT	[Owner Name/Address]
Date:	SURETY (Name and Principal Place of
Business): [Name/Place of Business]

BOND#
Date (Not earlier than Construction Contract Date):
Amount:
Modifications to this Bond:           ☐ None           ☐ See Page 2
CONTRACTOR AS PRINCIPAL                      SURETY
Company:                     (Corporate Seal)                      Company:                      (Corporate Seal)
Fagen, Inc.

Signature:	Signature:

Name and Title:	Name and Title:

(Any additional signatures appear an page 2.)
(FOR INFORMATION Only- Name, Address and Telephone)
OWNER’S REPRESENTATIVE (Architect, Engineer or other party):
AGENT OR BROKER:
1. The Contractor and the Surety, jointly and severally, bind themselves, their heirs, executors, administrators, successors and assigns to the Owner for the performance of the Construction Contract, which is incorporated herein by reference.
Platte Valley Fuel Ethanol, LLC
April 24,2006

2. If the Contractor performs the Construction Contract, the Surety and the Contractor shall have no obligation under this Bond, except to participate in conferences as provided in Subparagraph 3.1.
3. If there is no Owner Default, the Surety’s obligation under this Bond shall arise after:
3.1 The Owner has notified the Contractor and the Surety at its address described in Paragraph 10 below that the Owner is considering declaring a Contractor Default and has requested and attempted to arrange a conference with the Contractor and the Surety to be held not later than fifteen days after receipt of such notice to discuss methods of performing the Construction Contract. If the Owner, the Contractor and the Surety agree, the Contractor shall be allowed a reasonable time to perform the Construction Contract, but such an agreement shall not waive the Owner’s right, if any, subsequently to declare a Contractor Default; and
3.2 The Owner has declared a Contractor Default and formally terminated the Contractor’s right to complete the contract. Such Contractor Default shall not be declared earlier than twenty days after the Contractor and Surety have received notice as provided in Subparagraph 3.1; and
3.3 The Owner has agreed to pay the Balance of the Contract Price to the Surety in accordance with the terms of the Construction Contract or to a contractor selected to perform the Construction Contract in accordance with the terms of the contract with the Owner.
4. When the Owner has satisfied the conditions of Paragraph 3, the Surety shall promptly and at the Surety’s expense take one of the following actions:
4.1 Arrange for the Contractor with consent of the Owner, to perform and complete the Construction Contract; or
4.2 Undertake to perform and complete the Construction Contract itself, through its agents or through independent contractors; or
4.3 Obtain bids or negotiated proposals from qualified contractors acceptable to the Owner for a contract for performance and completion of the Construction Contract, arrange for a contract to be prepared for execution by the Owner and the contractor selected with the Owner’s concurrence, to be secured with performance and payment bonds executed by a qualified surety equivalent to the bonds issued on the Construction Contract, and pay to the Owner the amount of damages as described in Paragraph 6 in excess of the Balance of the Contract Price incurred by the Owner resulting from the Contractor’s default; or
4.4 Waive its right to perform and complete, arrange for completion, or obtain a new contractor and with reasonable promptness under the circumstances:
.1 After investigation, determine the amount for which it may be liable to the Owner and, as soon as practicable after the amount is determined, tender payment therefor to the Owner; or
.2 Deny liability in whole or in part and notify the Owner citing reasons therefor.
5. If the Surety does not proceed as provided in Paragraph 4 with reasonable promptness, the Surety shall be deemed to be in default on this Bond fifteen days after receipt of an additional written notice from the Owner to the Surety demanding that the Surety perform its Obligations under this Bond, and the Owner shall be entitled to enforce any remedy available to the Owner. If the Surety proceeds as provided in Subparagraph 4.4, and the Owner refuses the payment tendered or the Surety has denied liability, in whole or in part, without further notice the Owner shall be entitled to enforce any remedy available to the Owner.
6. After the Owner has terminated the Contractor’s right to complete the Construction Contract, and if the Surety elects to act under Subparagraph 4.1, 4.2, or 4.3 above, then the
Platte Valley Fuel Ethanol, LLC
April 24,2006

responsibilities of the Surety to the Owner shall not be greater than those of the Contractor under the Construction Contract, and the responsibilities of the Owner to the Surety shall not be greater than those of the Owner under the Construction Contract. To the limit of the amount of this Bond, but subject to commitment by the Owner of the Balance of the Contract Price to mitigation of costs and damages on the Construction Contract, the Surety is obligated without duplication for:
6.1 The responsibilities of the Contractor for correction of defective work and completion of the Construction Contract;
6.2 Additional legal design professional and delay costs resulting from the Contractor’s Default, and resulting from the actions or failure to act of the Surety under Paragraph 4; and
6.3 Liquidated damages, or if no liquidated damages are specified in the Construction Contract, actual damages caused by delayed performance or non-performance of the Contractor.
7. The Surety shall not be liable to the Owner or others for obligations of the Contractor that are unrelated to the Construction Contract and the Balance of the Contract Price shall not be reduced or set off on account of any such unrelated obligations. No right of action shall accrue on this Bond to any person or entity other than the Owner or its heirs, executors, administrators or successors.
8. The Surety hereby waives notice of any change, including changes of time, to the Construction Contract or to related subcontracts, purchase orders and other obligations.
9. Any proceeding, legal or equitable, under this Bond may be instituted in any court of competent jurisdiction in the location in which the work or part of the work is located and shall be instituted within two years after Contractor Default or within two years after the Contractor ceased working or within two years after the Surety refuses or fails to perform its obligations under this Bond, whichever occurs first. If the provisions of this Paragraph are void or prohibited by law, the minimum period of limitation available to sureties as a defense in the jurisdiction of the suit shall be applicable.
10. Notice to the Surety, the Owner or the Contractor shall be mailed or delivered to the address shown on the signature page.
11. When this Bond has been furnished to comply with a statutory or other legal requirement in the location where the construction was to be performed, any provision in this Bond conflicting with said statutory or legal requirement shall be deemed deleted herefrom and provisions conforming to such statutory or other legal requirement shall be deemed incorporated herein. The intent is that this Bond shall be construed as a statutory bond and not as a common law bond.
12. DEFINITIONS
12.1 Balance of the Contract Price: The total amount payable by the Owner to the Contractor under the Construction Contract after all proper adjustments have been made, including allowance to the Contractor of any amounts received or to be received by the Owner in settlement of insurance or other claims for damages to which the Contractor is entitled, reduced by all valid and proper payments made to or on behalf of the Contractor under the Construction Contract.
12.2 Construction Contract: The agreement between the Owner and the Contractor identified on the signature page, including all Contract Documents and changes thereto.
12.3 Contractor Default: Failure of the Contractor, which has neither been remedied nor waived, to perform or otherwise to comply with the terms of the Construction Contract.
Platte Valley Fuel Ethanol, LLC
April 24,2006

12.4 Owner Default: Failure of the Owner, which has neither been remedied nor waived, to pay the Contractor as required by the Construction Contract or to perform and complete or comply with the other terms thereof.
MODIFICATIONS TO THIS BOND ARE AS FOLLOWS:
This bond is subject to the attached Dual Obligee Rider dated

(Space is provided below for additional signatures of added parties other than those appearing on the cover page.)

CONTRACTOR AS PRINCIPAL	SURETY
(Corporate Seal)	(Corporate Seal)

Company:	Company:

Address:	Address:

Name and Title:	Name and Title:

Signature:	Signature:

Platte Valley Fuel Ethanol, LLC
April 24,2006

DUAL OBLIGEE RIDER
(TO BE ATTACHED TO BOND AT TIME OF ISSUANCE)
TO BE ATTACHED TO AND FORM PART OF Performance and Payment Bond NO.                     , dated concurrently with the execution of this Rider, issued by the                     , a                     corporation, as Surety, on behalf of Fagen, Inc., as Principal, and in favor of                                         , as Obligee.
     IT IS HEREBY UNDERSTOOD AND AGREED that the above described bond(s) are hereby amended to include the following paragraph:
Notwithstanding anything contained herein to the contrary, there shall be no liability on the part of the Principal or Surety under this bond to the Obligees, or either of them, unless the Obligees, or either of them, shall make payments to the Principal or to the Surety in case it arranges for completion of the Contract upon default of the Principal, strictly in accordance with the terms of said Contract as to payments, and shall perform all the other obligations required to be performed under said Contract at the time and in the manner therein set forth.
     IT IS FURTHER UNDERSTOOD AND AGREED that nothing herein contained shall be held to change, alter or vary the terms of the above described bond(s) except as hereinbefore set forth.
     SIGNED, SEALED AND DATED this                      day of                     , 200_.

Fagen, Inc.

(Contractor)

By:

[ ]

(Surety)

By:

Platte Valley Fuel Ethanol, LLC
April 24,2006

EXHIBIT I
Form of Payment Bond
PAYMENT BOND
The American Institute of Architects,
AIA Document No. A312 (December, 1984 Edition)
Any singular reference to Contractor, Surety, Owner or other party shall be considered plural where applicable.

CONTRACTOR (Name and Address):	SURETY (Name and Principal Place
Fagen, Inc.	Place of Business):
P. O. Box 159
Granite Falls, MN 56241
OWNER (Name and Address):
[NAME AND ADDRESS]
CONSTRUCTION CONTRACT
Date:
Amount:
Description (Name and Location):
BOND#
Date (Not earlier than Construction Contract Date):
Amount:
Modifications to this Bond:                      ☐ None          ☐See Page 2
CONTRACTOR AS PRINCIPAL                     SURETY
Company:                     (Corporate Seal)                     Company:                     (Corporate Seal)
Fagen, Inc.

Signature:	Signature:

Name and Title:	Name and Title:

(Any additional signatures appear an page 2.)
(FOR INFORMATION Only- Name, Address and Telephone)
OWNER’S REPRESENTATIVE (Architect, Engineer or other party):
AGENT or BROKER:
Platte Valley Fuel Ethanol, LLC
April 24,2006

     The Contractor and the Surety, jointly and severally, bind themselves, their heirs, executors, administrators, successors and assigns to the Owner to pay for labor, materials and equipment furnished for use in the performance of the Construction Contract, which is incorporated herein by reference.
     With respect to the Owner, this obligation shall be null and void if the Contractor:
     1.1 Promptly makes payment, directly or indirectly, for all sums due Claimants, and
     1.2 Defends, indemnifies and holds harmless the Owner from claims, demands, liens or suits by any person or entity whose claim, demand, lien or suit is for the payment for labor, materials or equipment furnished for use in the performance of the Construction Contract, provided the Owner has promptly notified the Contractor and the Surety (at the address described in Paragraph 12) of any claims; demands, liens or suits and tendered defense of such claims, demands, liens or suits to the Contractor and the Surety, and provided there is no Owner Default.
     With respect to Claimants, this obligation shall be null and void if the Contractor promptly makes payment, directly or Indirectly, for all sums due.
     The Surety shall have no obligation to Claimants under this Bond until:
          1.2.1 Claimants who are employed by or have a direct contract with the Contractor have given notice to the Surety (at the address described in Paragraph 12) and sent a copy, or notice thereof, to the owner, stating that a claim is being made under this Bond and, with substantial accuracy, the amount of the claim.
          1.2.2 Claimants who do not have a direct contract with the Contractor:
          1.2.3 Have furnished written notice to the Contractor and sent a copy, or notice thereof, to the Owner, within 90 days after having last performed labor or last furnished materials or equipment included in the claim stating, with substantial accuracy, the amount of the claim and the name of the party to whom the materials were furnished or supplied or for whom the labor was done or performed; and
          1.2.4 Have either received a rejection in whole or in part from the Contractor, or not received within 30 days of furnishing the above notice any communication from the Contractor by which the Contractor has indicated the claim will be paid directly or Indirectly; and
          1.2.5 Not having been paid within the above 30 days, have sent a written notice to the Surety (at the address described in Paragraph 12) and sent a copy, or notice thereof, to the Owner, stating that a claim is being made under this Bond and enclosing a copy of the previous written notice furnished to the Contractor.
     If a notice required by Paragraph 4 is given by the Owner to the Contractor or to the Surety that is sufficient compliance.
Platte Valley Fuel Ethanol, LLC
April 24,2006

     When the Claimant has satisfied the conditions of Paragraph 4, the Surety shall promptly and at the Surety’s expense take the following actions:
          1.2.6 Send an answer to the Claimant, with a copy to the Owner, within 45 days after receipt of the claim, stating the amounts that are undisputed and the basis for challenging any amounts that are disputed.
          1.2.7 Pay or arrange for payment of any undisputed amounts.
     The Surety’s total obligation shall not exceed the amount of this Bond, and the amount of this Bond shall be credited for any payments made in good faith by the Surety.
     Amounts owed by the Owner to the Contractor under the Construction Contract shall be used for the performance of the Construction Contract and to satisfy claims, if any, under any Construction Performance Bond. By the Contractor furnishing and the Owner accepting this Bond, they agree that all funds earned by the Contractor in the performance of the Construction Contract are dedicated to satisfy obligations of the Contractor and the Surety under this Bond, subject to the Owner’s priority to use the funds for the completion of the work.
     The Surety shall not be liable to the Owner, Claimants or others for obligations of the Contractor that are unrelated to the Construction Contract. The Owner shall not be liable for payment of any costs or expenses of any Claimant under this Bond, and shall have under this Bond no obligation to make payments to, give notices on behalf of, or otherwise have obligations to Claimants under this Bond.
     The Surety hereby waives notice of any change, including changes of time, to the Construction Contract or to related subcontracts, purchase orders and other obligations.
     No suit or action shall be commenced by a Claimant under this Bond other than in a court of competent jurisdiction in the location in which the work or part of the work is located or after the expiration of one year from the date (1) on which the Claimant gave the notice required by Subparagraph 4.1 or Clause 4.2.3, or (2) on which the last labor or service was performed by anyone or the last materials or equipment were furnished by anyone under the Construction Contract, whichever of (1) or (2) first occurs. If the provisions of this Paragraph are void or prohibited by law, the minimum period of limitation available to sureties as a defense in the jurisdiction of the suit shall be applicable.
     Notice to the Surety, the Owner or the Contractor shall be mailed or delivered to the address shown on the signature page. Actual receipt of notice by Surety, the Owner or the Contractor, however accomplished, shall be sufficient compliance as of the date received at the address shown on the signature page.
     When this Bond has been furnished to comply with a statutory or other legal requirement in the location where the construction was to be performed, any provision in this Bond conflicting with said statutory or legal requirement shall be deemed deleted herefrom and provisions conforming to such statutory or other legal requirement shall be deemed incorporated herein. The intent is that this Bond shall be construed as a statutory bond and not as a common law bond.
Platte Valley Fuel Ethanol, LLC
April 24,2006

     Upon request by any person or entity appearing to be a potential beneficiary of this Bond, the Contractor shall promptly furnish a copy of this Bond or shall permit a copy to be made.
DEFINITIONS
     Claimant: An individual or entity having a direct contract with the Contractor or with a subcontractor of the Contractor to furnish labor, materials or equipment for use in the performance of the Contract. The intent of this Bond shall be to include without limitation in the terms “labor, materials or equipment” that part of water, gas, power, light, heat, oil, gasoline, telephone service or rental equipment used in the Construction Contract, architectural and engineering services required for performance of the work of the Contractor and the Contractor’s subcontractors, and all other items for which a mechanic’s lien may be asserted in the jurisdiction where the labor, materials or equipment were furnished.
     Construction Contract: The agreement between the Owner and the Contractor identified on the signature page, including all Contract Documents and changes thereto.
     Owner Default: Failure of the Owner, which has neither been remedied nor waived, to pay the Contractor as required by the Construction Contract or to perform and complete or comply with the other terms thereof.
MODIFICATIONS TO THIS BOND ARE AS FOLLOWS:
This bond is subject to the attached Dual Obligee Rider dated [                    ].

(Space is provided below for additional signatures of added parties other than those appearing on the cover page.)

CONTRACTOR AS PRINCIPAL	SURETY
(Corporate Seal)	(Corporate Seal)

Company:	Company:

Address:	Address:

Name and Title:	Name and Title:

Signature:	Signature:

Platte Valley Fuel Ethanol, LLC
April 24,2006

DUAL OBLIGEE RIDER
          (TO BE ATTACHED TO BOND AT TIME OF ISSUANCE) TO BE ATTACHED TO AND FORM PART OF Performance and Payment Bond NO.                     , dated concurrently with the execution of this Rider, issued by the                     , a                     corporation, as Surety, on behalf of Fagen, Inc., as Principal, and in favor of                     , as Obligee.
IT IS HEREBY UNDERSTOOD AND AGREED that the above described bond(s) are hereby amended to include the following paragraph:
Notwithstanding anything contained herein to the contrary, there shall be no liability on the part of the Principal or Surety under this bond to the Obligees, or either of them, unless the Obligees, or either of them, shall make payments to the Principal or to the Surety in case it arranges for completion of the Contract upon default of the Principal, strictly in accordance with the terms of said Contract as to payments, and shall perform all the other obligations required to be performed under said Contract at the time and in the manner therein set forth.
IT IS FURTHER UNDERSTOOD AND AGREED that nothing herein contained shall be held to change, alter or vary the terms of the above described bond(s) except as hereinbefore set forth.
SIGNED, SEALED AND DATED this                      day of                     , 200_.

Fagen, Inc.

(Contractor)

By:

[ ]

(Surety)

By:

Platte Valley Fuel Ethanol, LLC
April 24,2006

EXHIBIT J
Draw (Payment) Schedule
PLATTE VALLEY FUEL ETHANOL EXPANSION
Central City,
NE
Monthly Draw Schedule — 14 Month Project

Previously
Month #	This Month		Completed		Total
1	*	****	*	****	*	****
2	*	****	*	****	*	****
3	*	****	*	****	*	****
4	*	****	*	****	*	****
5	*	****	*	****	*	****
6	*	****	*	****	*	****
7	*	****	*	****	*	****
8	*	****	*	****	*	****
9	*	****	*	****	*	****
10	*	****	*	****	*	****
11	*	****	*	****	*	****
12	*	****	*	****	*	****
13	*	****	*	****	*	****
14	*	****	*	****	$42,679,009
$42,679,009

***	***** Mobilization Fee included in 1st Billing
Platte Valley Fuel Ethanol, LLC
April 24,2006

J-1

EXHIBIT K
Air Emissions Application or Permit
See Air Permit Application Attached
Platte Valley Fuel Ethanol, LLC
April 24, 2006

K-1

1901 Sharp Point Drive
Suite E
Fort Collins, Colorado 80525
970-484-7941
FAX: 970-484-3423
April 20, 2006
Mr. Clark Smith
Nebraska Department of Environmental Quality
1200 N Street, Suite 400, The Atrium
P.O. Box 98922
Lincoln, NE 68509-8922
Re:      Platte Valley Fuel Ethanol, LLC, Construction Permit
Dear Clark,
     The Nebraska Department of Environmental Quality (NDEQ) is currently reviewing a construction permit application by Platte Valley Fuel Ethanol LLC (PVFE) to increase the plant production capacity to approximately 100 MM gallons per year of denatured ethanol. This letter is intended to convey additional information regarding PVFE’s proposed equipment and design so that the construction permit accurately reflects PVFE’s intended equipment and operation. The changes to PVFE’s proposed equipment and design have only a very minor effect on overall plant emissions.
Stack B11:
     PVFE has determined that the expansion no longer needs the new package boiler, B11. PVFE is requesting that this unit and all associated emissions be removed from the construction permit application.
Stack ID S10:
     As a result of not installing the package boiler, the existing thermal oxidizer and associated heat recovery steam generator (TO/HRSG) will be modified to operate only as a steam generating unit; process emissions will no longer be routed to this unit for emissions control. Instead, the regenerative thermal oxidizer (RTO) that was originally designed to act in slipstream with the TO/HRSG will now provide all of the emissions control for the DDGS dryers and any process emissions (distillation). The effluent from the RTO will be exhausted out the existing S10 stack.
     In order to accommodate the greater steam demand associated with the ethanol production increase, the burners in the existing TO/HRSG unit will be replaced. Again, the TO/HRSG will be converted to a boiler configuration and no process emissions will be routed to this unit for pollution control. The new heat rating will be approximately 238 MMBtu/hr, up from 125 MMBtu/hr. The burner exhaust will be routed through the existing HRSG for steam production and then through the existing S10 stack, along with the RTO exhaust.
     With the proposed equipment modification, the potential emissions from S10 will increase due to the increase of fuel combustion. However, the increase of potential emissions from S10 will be generally off-set by the removal of any potential emissions from the package boiler. Therefore, overall potential emissions from the facility will essentially be unchanged from what was submitted by PVFE in the construction permit application.
     The existing TO/HRSG unit is already subject to New Source Performance Standards (NSPS) Subpart Db and will continue to be subject to Subpart Db following the proposed modification.
Haul Roads:
     In order to meet the National and Nebraska Ambient Air Quality Standards as determined by dispersion modeling, PVFE is requesting that the new construction permit include a limit on the truck shipments of final denatured ethanol product to 50% of the total production Therefore, overall fugitive particulate emissions from the haul roads have been reduced.
Closing
     In support of these planned equipment modifications, a new PVFE site layout, updated process flow diagram, and a summary of the revised emission calculations are enclosed. These proposed changes will not cause any significant increase in potential emissions as reflected in PVFE’s construction permit application. The dispersion modeling results in support of these changes have been submitted to Ms. Greta Bluml of NDEQ.
     As you know, PVFE is currently constructing new grain storage units under a variance issued by NDEQ. PVFE is anxious to finalize the permit in order allow construction of the remaining equipment to continue uninterrupted. PVFE greatly appreciates your assistance in this matter. If you have any questions regarding these changes, please contact Mr. Doug Anderson at (308) 946-2600 or me at (970) 484-7941 or amartinkus@air-resource.com.

Regards,

Aaron Martinkus
Project Manager
Air Resource Specialists, Inc.
: enclosure

cc:	Doug Anderson, PVFE
Greta Bluml, NDEQ

Platte Valley Fuel Ethanol, LLC — Central City, Nebraska                                         April 2006
Air Quality Emissions Summary
Prepared by Air Resource Specialists, Inc.
Potential to Emit — Revised Construction Permit Application for 100 MMgal per year expansion.
See Attached Sheets for details of emission calculations

Emission Unit(s)	PM	PM-10	NOx	SO2	CO	VOC

Com Unloading	7.51	7.51
Grain Handling, Hammermill	7.51	7.51
DDGS Loading	0.66	0.66
Grain Handling Fugitives	1.41	0.33
Steam Generator/DDGS Dryers/RTO	40.42	40.42	145.42	62.38	181.91	46.36
DDGS Cooler	8.28	8.28				24.38
CO2 scrubber						47.50
CO2 scrubber (Expansion)						47.50
Product Loading						6.51
Fugitive Leaks						6.62
Storage Tanks						4.16
Biomethanator Flare			0.95		5.19	0.73
Rail Loadout Flare			0.87		4.74
Truck Loadout Flare			0.62		3.38
Cooling Towers	18.68	18.68
Plant Roads	27.21	5.31

Total Potential to Emit	111.68	88.69	147.86	62.38	195.21	183.75

Hazardous Air Pollutants (HAPs) Summary

Compound	tons per year

Formaldehyde	0.7442
Acetaldehyde	9.7080
Methanol	3.2782
Acrolein	4.1741
Hexane	2.7220
Toluene	0.9924
Benzene	0.1679
Nickel	0.0031
Chromium	0.0020
Dichlorobenzene	0.0017
Cadmium	0.0016
Naphthalene	0.0009
Manganese	0.0006
Mercury	0.0004
Arsenic	0.0003
Cobalt	0.0001
2-Methylnaphthalene	0.000035
Phenanthrene	0.000025
Pyrene	0.000007
Fluoranthene	0.000004
Fluorene	0.000004
Xylenes	0.7826
Cumene	0.0653
Ethylbenzene	0.1304
Carbon disulfide	0.0000

TOTAL	22.78

Platte Valley Fuel Ethanol, Inc.
SO2, NOx, CO, VOC, PM/PM-10
Emissions from Dryers/Regenerative Thermal Oxidizer/Steam Generator Stack (S10):

Technical Basis:
NOx emissions are calculated from fuel consumptions at the dryers, steam generator, and (RTO).
SO2 emissions are related to ethanol production — sulfur in the process comes from sulfuric acid consumption.
Use of sulfur acid is related to ethanol produced. Sulfur emissions based on limited SO2 testing data from similar facilities plus a margin of safety.
PM/VOC/CO emissions are related to DDGS production. These pollutants are primarily produced in the DDGS dryer. Emission factors are based on testing data plus a margin of safety and include the effects of the control device (RTO).
Contribution from fuel combustion is included with the emission factor.
Production Information

Anhydrous Ethanol	Hrs of	BTU content	DDGS
Production	Operation	of natural gas	produced
gal/year	hours/year	Btu/scf	tons/yr

9.50E+07	8760	1000	325,000

NOx from Natural Gas Combustion

		Rating		E Factors	E Factors	PTE	PTE
Unit	Fuel	MMBtu/hr	Pollutant	Ib/MMBtu	Ib/MMscf	Ib/hr	tpy

RTO	Natural Gas	10	NOx	0.10		1.00	4.38
DDGS Dryer #1	Natural Gas	42	NOx		100	4.20	18.40
DDGS Dryer #2	Natural Gas	42	NOx		100	4.20	18.40

Combined emissions from single stack (S10)						9.40	41.17

SO2 from Ethanol Production (Sulfuric Acid Consumption)

					Ethanol
		Combined		E Factors	Production	PTE	PTE
Unit	Fuel	MMBtu/hr	Pollutant	Ib/gal EtOH	gal/year	Ib/hr	tpy

RTO/Dryers	Natural Gas	94	SO2	0.0013	9.50E+07	14.10	61.75
Emissions from combustion of natural gas at steam generator

Basis:	Use AP-42 emission factors or based on similar equipment at other facilities.
Unit assumed to operate full-time and maximum fuel input capacity.
PTE based on higher of 100% natural gas.
BTU content of natural gas 1000 Btu/scf
Boiler Emissions with Natural Gas

		Size		E Factors	E Factors	PTE	PTE
Unit	Fuel	MMBtu/hr	Pollutant	Ib/MMBtu	Ib/MMscf	Ib/hr	ton/yr

Steam	N Gas	238	NOx	0.1		23.80	104.24
Generator			SO2		0.6	0.14	0.63
			CO		42	10.00	43.78
			VOC		5.5	1.31	5.73
			PM/PM-10*		7.6	1.81	7.92

*	Includes condensable fraction

Platte Valley Fuel Ethanol, Inc.
DDGS Dryers

Emission factors and grain throughput based on stack test results and safety factor.
Emissions include effects of control device (regenerative thermal oxidizer).
Contribution from fuel combustion included within the emission factor for PM/PM-10, VOC, and CO.
Emissions associated from RTO are routed through stack S10 and included in emission factors.
HAPs associated with natural gas combustion included with RTO/Dryer fuel combustion sheet.
The facility will only have the capability of drying approximately 1/2 of the final product to DDGS.
If the maximum amount of grain is dried, the remaining product will be WDGS. Otherwise, PVFE will produce all modified product, (approximately 714,000 tons per year.)
8760 hours/year

	Maximum DDGS equivalent production	325,000	tons
DDGS Dryers
(Vented Through S10	PM/PM-10	0.20	Ib/ton
Stack, see total below)		32.50	tpy

	VOC	0.25	Ib/ton
		40.63	tpy

	CO	0.85	Ib/ton
		138.13	tpy

Total RTO/Dryers Emissions
PM/PM-10:	7.42	Ibs/hr	32.50	tpy
VOC:	9.28	Ibs/hr	40.63	tpy
CO:	31.54	Ibs/hr	138.13	tpy

HAPs from Stack S10	Formaldehyde	1.51E-03	Ib/ton	0.245	tpy
	Acetaldehyde	1.07E-02	Ib/ton	1.743	tpy
	Methanol	1.01E-02	Ib/ton	1.647	tpy
	Acrolein	8.87E-03	Ib/ton	1.441	tpy

	When emissions measured at detection limit, detection limit was assumed. (Methanol and Acrolein)

Platte Valley Fuel Ethanol, Inc.
Potential VOC emissions from Evaporative Losses

Loading Operations — Trucks
Basis:	Calculated from AP-42, Section 5.2.2 — Loading Losses.
Assume all ethanol loaded into trucks previously containing gasoline.
This is a worst-case assumption, for truck loading.
Vapor Pressure and molar mass based on Tanks output data for RVP13 gasoline.
	Losses calculated using this factor multiplied by loading rates

	Equation:	12.46*S*P*M /T*(1-eff/100)
	where:	S=0.6	0.6	Saturation factor
		P=5.9581	5.9581	Vapor pressure (psia)
		M=62	62.00	Molar Mass (Ib/lb-mole)
		T=530	530	Product Temp (deg R)
			95.00%	Collection & Control Efficiency (%)

	AP-42 Factor:		0.261	lb/1000 gal

Ethanol loading rate				50.00E+06	gal/yr	50% of Final Product
VOC Loading losses				13027	Ib/yr
				6.51	tpy
				6.51	tpy	Truck hauling is worst case scenario for loading emissions, as such rail loading emissions not included.

Loading Operations — Railcars
Basis:	Calculated from AP-42, Section 5.2.2 — Loading Losses
	Equation:	12.46*S*P*M/T
	where:	S=0.6	0.6	Saturation factor
		P=0.5965	0.5965	Vapor pressure (psia)
		M=49.8632	49.86	Molar Mass (Ib/lb-mole)
		T=530	530	Product Temp (deg R)
	AP-42 Factor:		0.42	lb/1000 gal

Losses calculated using this factor multiplied by loading rates
Ethanol loading rate				01.0E+08	gal/yr
VOC Loading losses				41952	Ib/yr
Uncontrolled Losses				20.98	tpy
Rail Loadout Flare				95%	Control Efficiency (%)
				1.05	Tons per year
				0.00	tpy

*** Note: VOC from the fuel combustion at the flare are included in these values.

Fugitive Emissions	Basis:	Leak Rate (SOCMI average) multiplied by no. of components.
Component count based on existing count plus 50% increase for new equipment.
Leak Rates and VOC control from: Protocol for Leak Emission Estimates
E PA-453/R-95-017, November1995

Equipment	Number	Leak Rate	VOC	VOC	Subpart VV Control	VOC
		(kg/hr/source)	Ib/hr	tpy	percent	tpy
Light Liquid Valves	533	0.00403	4.73	20.72	84.00	3.32
Light Liquid Pumps	30	0.0199	1.31	5.76	69.00	1.79
Gas Valves	203	0.00597	2.67	11.69	87.00	1.52

		VOC	Uncontrolled	38.17	Controlled	6.62

Platte Valley Fuel Ethanol, LLC
Internal Plant Roads — Paved
Basis: AP-42 Section 13.2.1 Paved Roads
Ibs/VMT Equation: E=k (sL/2)0.65 (W/3)1.5

particle size multiplier	kPM	0.082	dimensionless	PM
	kPM-10	0.016	dimensionless	PM-10
road surface silt loading	sL	1.0	g/m2	*

	Truck	Empty	Full	Weighted Average			Total Vehicle	Total Vehicle
	Capacity	Vehicle	Weight	Vehicle Weight	Emission	Total	Emissions	Emissions
Emission Area	(tons)	Weight (tons)	(tons)	(tons)	Factor (Ib/VMT)	VMT	(Ib/yr)	(tpy)
Internal Plant Roads (PM)	25	15	40	26.29	1.355	40157	54,428	27.21
Internal Plant Roads (PM-10)	25	15	40	26.29	0.264	40157	10,620	5.31

VMT Calculations	Load Size		Annual Need	% by Truck	Annual Needs/Truck Only		Trips
Denaturant	7500	gal	5	100%	5.00	MM gal	667
Final Ethanol Product (Denatured)	7500	gal	50	100%	50.00	MM gal	6,667
Grain	25	ton	1,000,000	100%	1,000,000	tons	40,000
MWDGS	25	ton	714,286	100%	714,286	tons	28,571

* Surface silt loading from most recent site testing data on 6/22/05 was 0.207 g/m2.
**  Road emissions determined on shipping Modified Wet Distillers Grain

Grain density assumed 35.7 bu/ton (about 56 Ib/bu) Mileage Based on proposed facility layout
(see Paved Road — Basis for Calculations sheet)

Paved Roads — Basis for Calculations
Platte Valley Fuel Ethanol, LLC — Central City, Nebraska

Total Denatured Ethanol Produced:	100	MM gal/yr
Ethanol
Denatured Ethanol Annual Production	50	MM gal	50% Total Denatured Ethanol
Capacity of Truck	7,500	gal	Transported by Truck
Estimated Annual Truck Trips	6,667	trips
Truck Travel on Plant Roads	1,195	feet per trip EMPTY	1508.84	miles EMPTY
	2,708	feet per trip FULL	3419.19	miles FULL
			4928.03
Denaturant
Denaturant Annual Usage	5	MM gal
Capacity of Truck	7,500	gal
Estimated Annual Truck Trips	667	trips
Truck Travel on Plant Roads	2,708	feet per trip EMPTY	341.92	miles EMPTY
	1,195	feet per trip FULL	150.88	miles FULL
			492.80
Grain
Grain Annual Receiving	1,000,000	tons
Capacity of Truck	25	tons
Estimated Annual Truck Trips	40,000	trips
Truck Travel on Plant Roads	2,333	feet per trip EMPTY	17674.24	miles EMPTY
	1,745	feet per trip FULL	13219.70	miles FULL
			30893.94
MWDGS
MWDGS Annual Production	714,286	tons	* Assume 40 lbs MWDGS / bushed grain
Capacity of Truck	25	tons	@ 50% moisture.
Estimated Annual Truck Trips	28,571	trips
Truck Travel on Plant Roads	463	feet per trip EMPTY	2502.71	miles EMPTY
	248	feet per trip FULL	1339.29	miles FULL
			3841.99
Total Miles Calculated, as follows: X feet * (1mile / 5280 feet) * number of truck trips
Total Miles	22,027.71	miles EMPTY	54.9% percent of total miles are EMPTY trucks
	18,129.06	miles FULL	45.1% percent of total miles are FULL trucks

	40,156.76
Empty truck is estimated to weigh 15 tons (for both liquids and solids)
Full Truck is estimated to weigh 40 tons (for both liquids and solids)

*	Assume all MWDGS production and shipment by truck, as this worst-case for determining average vehicle weight.
Weighted Average (0.548542845477074) (15) + (0.451457154522926) (40) = 8.22814268215611+18.0582861809171= 26.29 tons

Platte Valley Fuel Ethanol, LLC
[ILLEGIBLE TABLE]

	Empty	Full	feet
EtOH	1,195.00	2,708.00	3,903.00
Denat	2,708.00	1,195.00	3,903.00
MWDGS	462.50	247.50	710.00
Grain	2,333.00	1,745.00	4,078.00

			12,594.00

	trips	VFT	VMT
EtOH	6,667.00	26,021,301	4,928.28
Denat	667.00	2,603,301	493.05
MWDGS	28,571.00	20,285,410	3,841.93
Grain	40,000.00	163,120,000	30,893.94

			40,157.20

	Load/Unld	Annual Trips

	Ethanol	6,667
	Denaturant	667
	MWDGS	28,571
	Grain	40,000

Total emissions:	5.31 tpy
	1.212 lb/hr

	Total					Emissions
Section	Length (ft)	Trips	Total ft.	Miles	% of emissions	(lb/hr)

Ethanol	3903	6,667	26,021,301	4,928.28	12%	0.149
Denaturant	3903	667	2,603,301	493.05	1%	0.015
MWDGS	710	28,571	20,285,410	3,842	10%	0116
Grain	4078	40,000	163,120,000	30,894	77%	0.933

		total	212,030,012	40,157

Truck Type	VFT	VMT	Emission Factor (lb/VMT)	Ton/yr	lb/hr	Area	Emission Rate

Etnanol	26,021,301	4,928.277	0.264	0.651	0.149	88,740	1.68E-06
Denaturant	2,603,301	493.049	0.264	0.065	0.015	88,740	1.68E-07
MWDGS	20,285,410	3,841.934	0.264	0 508	0.116	21,300	5.44E-06
Grain	163,120,000	30,893.939	0.264	4.081	0.932	93,990	9.91E-06

Total	212,030,012	40,157.199	0.264	5.305	1.211	292,770	lb/hr/ft^2
The emission rates shown in blue above should used that contains the specific truck traffic.

Segment	Length (ft)	Width (ft)	Area (ft^2)	lb/hr
			5250	0.062
			5100	0.060
			9000	0.106
			9000	0.106
[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	7500	0.088
			3000	0.035
			3000	0.030
			2250	0.022
			8250	0.082
			6000	0.059
			1890	0.019
			3000	0.030
			4500	0.053
			5250	0.062
			1950	0.023
			2550	0.030
			7500	0.088
			9000	0.106
			9000	0.017
			9000	0.017
			1140	0.002
			4200	0.023
			6450	0.035
			6450	0.035
			4200	0.023

		Total	134430	1.211

PTE HAPs Calculations for Natural Gas
Platte Valley Fuel Ethanol, Inc.

		Emission Factor	Amount Per	Emissions	Emissions
Unit	Organic Compound	(lb/million ft3)	Year (MM scf)	(lb/yr)	(tpy)
See Below	Hexane	1.8	2,908.32	5,234.98	2.6175
	Formaldehyde	7.50E-02		218.12	0.1091
	Toluene	3.40E-03		9.89	0.0049
	Benzene	2.10E-03		6.11	0.0031
	Nickel	2.10E-03		6.11	0.0031
	Chromium	1.40E-03		4.07	0.0020
	Dichlorobenzene	1.20E-03		3.49	0.0017
	Cadmium	1.10E-03		3.20	0.0016
	Naphthalene	6.10E-04		1.77	0.00089
	Manganese	3.80E-04		1.11	0.00055
	Mercury	2.60E-04		0.76	0.00038
	Arsenic	2.00E-04		0.58	0.00029
	Cobalt	8.40E-05		0.24	0.00012
	2-Methylnaphthalene	2.40E-05		0.07	0.000035
	Phenanthrene	1.70E-05		0.05	0.000025
	Pyrene	5.00E-06		0.01	0.0000073
	Fluoranthene	3.00E-06		0.01	0.0000044
	Fluorene	2.80E-06		0.01	0.0000041
			Totals:	5490.58	2.75
Calculate Thermal Oxidizer Unit/Dryer Natural Gas Consumption

Steam Generator	238.00	MMBtu/hr
RTO	10	MMBtu/hr
Dryer #1	42	MMBtu/hr
Dryer #2	42	MMBtu/hr
SUM	332	MMBtu/hr
	1,000.00	BTU/scf
	332,000.00	scf/hr
	2,908.32	MMscf/yr

Notes:	Emission factors taken from AP-42, Table 1.4-3 and 1.4-4 (7/98)
Only factors for pollutants notes as HAPs as defined by Section 112(b) of the Clean Air Act listed
Factors marked as “less than” were omitted as emissions from such pollutants are considered negligible

Platte Valley Fuel Ethanol, Inc.
Final Product PTE HAPs Calculations:
Compounds: Acetaldehyde and Methanol, both at 200 ppm in Final Product Assume the same composition in all VOCs that are predominantly ethanol

		VOC	HAP	HAPs Emissions	HAP Emissions	Total
Tank	Process/	Emissions	Emissions	Acetaldehyde	Methanol	HAPs Emissions
ID No.	Tank Type	(tpy)	Factor (%)	(tpy)	(tpy)	(tpy)
	Valves and Pumps	6.62	0.0002	0.0013	0.0013	0.0026
	95% of Total Railcar Loading VOCs	1.00	0.0002	0.0002	0.0002	0.0004
T61, T62, T66	95% of Denatured Ethanol Storage	0.83	0.0002	0.0002	0.0002	0.0003
T63, T67	200 Proof Ethanol Storage	0.63	0.0002	0.0001	0.0001	0.0003
T65, T68	190 Proof Ethanol Storage	0.65	0.0002	0.0001	0.0001	0.0003
				(sum of product tanks):		0.0039

Denaturant:	Composition based on MSDS listed for one supplier (mid point used if a range given).
Most denaturants are similar in composition.
Only listed HAPs are given below.

Total VOC from denaturant tanks	2.00 tpy	See TANKS data sheet
5% of Total VOCs from Rail Loadout	0.05 tpy
5% of Denatured Ethanol Storage	0.04 tpy
TOTAL	2.09 tpy

		HAP	HAP
	Mass	Emissions	Emissions
Compound	Fraction	(lb/yr)	(tpy)
n-Hexane	0.05	209.0947	0.10455
Toluene	0.005	20.9095	0.01045
Benzene	0.0025	10.4547	0.00523
Xylenes	0.0005	2.0909	0.00105
Cumene	0.0001	0.4182	0.00021
Ethylbenzene	0.00005	0.2091	0.00010
Carbon disulfide	0.00002	0.0836	0.00004
Total HAPs		243.26 lb/yr
		0.12 ton/yr

Truck Loading:	Composition based on MSDS listed for unleaded gasoline (mid point used if a range given).
Most gasoline is similar in composition.
Only listed HAPs are given below.
Calculations assume that trucks carrying ethanol were previously carrying gasoline and that these vapors are expelled during loading.

Total estimated VOC from product loading	6.51 tpy

		HAP	HAP
	Percent	Emissions	Emissions
Compound	in Product	(lb/yr)	(tpy)
Benzene	2.45%	319.15	0.160
Ethylbenzene	2.00%	260.53	0.130
Cumene	1.00%	130.27	0.065
Xylenes	12.00%	1563.20	0.782
Toluene	15.00%	1954.00	0.977

Total HAPs		4227.15 lb/yr
		2.11 ton/yr

Platte Valley Fuel Ethanol, Inc.
Hazardous Air Pollutant Emissions Summary
Prepared by Air Resource Specialists, Inc.
See Attached Sheets for details of emission calculations

	RTO / DDGS	DDGS	Co2	Fuel	VOC	Product	Denaturant	Railcar	Truck
	Production	Cooler	Scrubbers	Combustion	Losses	Storage	Storage/Usage	Loading	Loading	TOTAL
Compound	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)
Formaldehyde	0.24528	0.0394	0.3504	0.1091						0.74
Acetaldehyde	1.74324	0.0788	7.8840		0.0013	0.0004		0.0002		9.71
Methanol	1.64688	0.0526	1.5768		0.0013	0.0004		0.0002		3.28
Acrolein	1.44102	2.3126	0.4205							4.17
Hexane				2.6175			0.1045			2.72
Toluene				0.0049			0.0105		0.9770	0.99
Benzene				0.0031			0.0052		0.1596	0.17
Nickel				0.0031						0.0031
Chromium				0.0020						0.0020
Dichlorobenzene				0.0017						0.0017
Cadmium				0.0016						0.0016
Naphthalene				0.0009						0.0009
Manganese				0.0006						0.0006
Mercury				0.0004						0.0004
Arsenic				0.0003						0.0003
Cobalt				0.0001						0.0001
2-Methylnaphthalene				0.000035						0.000035
Phenanthrene				0.000025						0.000025
Pyrene				0.000007						0.000007
Fluoranthene				0.000004						0.000004
Fluorene				0.000004						0.000004
Xylenes							0.00105		0.7816	0.78
Cumene							0.00021		0.0651	0.07
Ethylbenzene							0.00010		0.1303	0.13
Carbon disulfide							0.00004			0.000042
							Total Potential to Emit			22.78

1.0 INTRODUCTION AND BACKGROUND
     Platte Valley Fuel Ethanol (PVFE) is proposing to expand their ethanol production facility in the vicinity of Central City, Merrick County, Nebraska. The facility will increase production from 48,000,000 to 100,000,000 gallons per year (MMgal/yr) of denatured fuel-grade ethanol. Modified dried distillers grains and solubles (MWDGS) is the primary by-product and will be sold as animal feed. Small quantities of dried distillers grains with solubles (DDGS) and/or wet distillers grains with solubles (WDGS) may also be produced based on market conditions. In addition, the ethanol facility will produce carbon dioxide as a by-product.
     To accommodate the expansion, additional equipment must be added to the PVFE site. The following proposed emission sources will be added during the expansion: one package boiler (Sll); one CO2 scrubber (S40B) with associated fermentation equipment; one railcar loadout flare (SEP22B); one additional cooling tower; two 100,000 gallon liquid storage tanks, and one 750,000 gallon final product storage tank. In addition, a slipstream regenerative thermal oxidizer (RTO, S10B) to accompany the existing thermal oxidizer will be added; however, the emissions from the RTO will be routed through the existing thermal oxidizer stack (S10), and is not vented as a new emission point.
     The proposed expansion requires an Air Construction permit from the Nebraska Department of Environmental Quality (NDEQ). The enclosed documents constitute an application by Platte Valley Fuel Ethanol, LLC, for the required air construction permits. Only information for new equipment and emission units has been provided. Tables 1.0 and 1.1 have been attached. These tables provide information on current permitted equipment as well as proposed expansion emission equipment. Although existing equipment may not change, facility total emissions will. Therefore, the additional emissions are accounted for on the proper NDEQ Air Quality Division application forms.
     PVFE is presently permitted as a synthetic minor source with criteria air pollutant emissions below 100 tons per year (tpy). However, the planned expansion will result in some potential emissions to exceed the 100 tpy threshold; yet, the increase of each criteria pollutant will not be over 100 tpy. Therefore, although PVFE will become a major source, the changes to the facility will be considered only a minor modification and therefore PVFE is not subject to Prevention of Significant Deterioration (PSD) permitting regulations. Please note, potential emissions of hazardous air pollutants (HAPs) will be remain below major source thresholds, so permitting will not trigger case-by-case maximum achievable control technology (MACT) under Section 112(g) of the Clean Air Act.
     A dispersion modeling analysis has not yet been performed, as the expansion site layout has not been finalized. Once this information is available, PVFE will promptly provide this analysis in support of this application.
     This application for an NDEQ Air Construction permit has been prepared by Air Resource Specialists, Inc. Facility design support has been provided by ICM, Inc. of Colwich, Kansas and Fagen, Inc. of Granite Falls, Minnesota. ARS has provided the emissions inventory and regulatory compliance assessment.

1-1

Table 1.0 Existing permitted process equipment at
Platte Valley Fuel Ethanol, LLC

Existing Permitted Units / Processes	Unit Number	Control
Thermal Oxidizer & DDGS Dryers	S10	Thermal Oxidizer
Grain Unloading	S20	Baghouse
Hammermill	S30	Baghouse
Fermentation Process	S40	Scrubber
DDGS Cooler	S70	Baghouse
Cooling Tower	F80	Mist Eliminators
DDGS Storage and Loading	S90	Baghouse
Biomethanator Flare	EP11	Flare
Truck Loadout Flare	EP22	Flare
Denatured Ethanol Tank (750,000 gal)	T61	Internal Floating Roof
Denatured Ethanol Tank (750,000 gal)	T62	Internal Floating Roof
200 Proof Ethanol Tank (100,000 gal)	T63	Internal Floating Roof
Denaturant (gasoline) Tank (100,000 gal)	T64	Internal Floating Roof
190 Proof Ethanol Tank (100,000 gal)	T65	Internal Floating Roof
Table 1.1 Equipment requiring new permits at
Platte Valley Fuel Ethanol, LLC

Expansion Unit/Processes	Unit Number	Control
Regenerative Thermal Oxidizer	S10B	Thermal Oxidizer
Boiler	Sll	Good Combustion Practice
Expansion Fermentation Process	S40B	Scrubber
Railcar Loadout Flare	EP22b	Flare
Cooling Tower	F80b	Mist Eliminators
Denatured Ethanol Tank (750,000 gal)	T66	Internal Floating Roof
200 Proof Ethanol Tank (100,000 gal)	T67	Internal Floating Roof
190 Proof Ethanol Tank (100,000 gal)	T68	Internal Floating Roof

1-2

2.0 PROCESS DESCRIPTION
     An updated process flow diagram for the PVFE ethanol facility will be provided with the dispersion modeling analysis. Except for the additional equipment, the process flow is unchanged from the original application.
     The facility purchases grain (primarily corn) from area farmers. The grain is hauled to the facility by truck and unloaded into storage bins. PVFE will be installing two new grain storage bins for the expanded plant. The plant’s proposed grain storage system following expansion will be in excess of 1 million bushels, and therefore, subject to Subpart DD of the New Source Performance Standards (NSPS). A baghouse (S20) collects particulate emissions from the grain unloading operation. The collected grain dust is returned to the process downstream of the hammermill. The hammermill is a dry milling process used to mill the corn into a powder. The hammermill particulate emissions are controlled by the milling baghouse (S30). The proposed expansion will result in the addition of a second hammermill. These particulate emissions will then be routed to the current milling baghouse. The powder is then mechanically conveyed to a mixer.
     In the mixer, the powder is combined with recycled process water from the cook water tank to form a slurry. The slurry is cooked to liquefy and breakdown the starch to sugars. The slurry is cooled with non-contact cooling water (F80 or F80b) and sent to fermenter process vessels where the fermentation process, along with added yeast, converts the sugars to ethanol and carbon dioxide (CO2). This process produces a fermented mash called beer. The beer or fermented slurry is pumped from the fermenters to the beer well. The beer well is a process tank that provides continuous flow of beer slurry to the distillation column. The CO2 from the fermenters and the beer well passes through water scrubbers to remove residual amounts of ethanol and other volatile organic compounds (VOC) before the CO2 exits through either of the scrubber stacks (S40 & S40b). This CO2 stream may be recovered and sold to a third-party as a by-product. The water from the scrubber is pumped to the cook water tank and recycled to the process.
     The beer contains about 10 percent ethanol in addition to non-fermentable corn solids. The ethanol is separated from the beer by distillation and leaves the distillation section as 190 proof ethanol. The 190 proof ethanol is stored in either of two 100,000-gallon tanks (T65 or T68). At this point in the process, the ethanol contains residual water. The 190 proof ethanol passes through a molecular sieve to remove the remaining water to produce 200 proof ethanol. The 200 proof ethanol passes through a second condenser before entering either of two 100,000-gallon storage tanks (T63 or T67). The 200 proof ethanol is mixed with a denaturant (natural gasoline) (T64) and stored in one of three 750,000-gallon storage tanks (T61 or T62 or T66 or T69). The denatured ethanol is loaded into trucks or railcars for delivery to customers (F50). The emissions from loading the denatured ethanol into trucks are collected by a vapor recovery system (VRS). The VRS routes the emissions to a vapor recovery control flare where the emissions are destroyed (EP22). PVFE is adding a second flare to the rail loadout system to further control emissions (EP22b).

2-1

     Vapors from the cook section and distillation equipment, (mixer, slurry tank, cook water tank, yeast tank, and the two condensers) are collected and routed to the thermal oxidizer (S10) for emissions control. The distillation process removes the ethanol from the beer, non-fermentable corn solids, and water. The residue mash leaving distillation, called whole stillage, is transferred from the base of the distillation column to the stillage processing area. The whole stillage passes through a centrifuge to remove the majority of the water. The underflow from the centrifuge is called wet distillers grain (WDGS). From this point in the process the wet distillers grain can be handled in three ways.
     The wet distillers grain, also called wet cake, is considered higher quality feed and can be sold locally. It is stored on a pad until final sale (typically within 2-3 days). The storage duration of the wet cake is very short because of the high moisture content (70%). WDGS results in the most amount of product with the least amount of emissions. The WDGS can also be partially dried to produce a product known as modified wet distillers grains (MWDGS). The dryer flashes off the surface moisture, reducing the product moisture to approximately 50%. MWDGS does not need to be cooled and can be stored longer than WDGS. Less MWDGS is produced (due to the lower moisture content), but the associated emissions are still relatively low. The third option is to dry the spent grain for a longer period resulting in a product containing only 10% moisture. The dried grain, now called dried distillers grain and solubles (DDGS) is cooled by a cyclone prior to product loadout. Particulates generated during the DDGS loading process will be collected and routed to a baghouse. Particulate generation during storage and handling of WDGS and MWDGS is insignificant.
     PVFE also expects to produce all three types of distillers grains with MWDGS being the primary product. PVFE utilizes two natural gas-fired dryers, one DDGS cooler (S70), and a DDGS storage building. For DDGS production, the product moves through the two dryers in series. Under the proposed plant configuration, only about one-half of the total plant production can be converted into DDGS. From the storage building, DDGS is loaded onto trucks via the loadout area in the grain receiving building. DDGS loadout emissions are controlled by a separate baghouse (S90). For MWDGS production, the product moves through one of the two dryers. Under the proposed plant configuration, all of the plant production can be converted to MWDGS.
     The overflow from the centrifuge, called thin stillage, enters an evaporator to reduce the water content. The concentrated stream from the evaporator is mixed with the centrifuge underflow stream (or added later) before entering the dryer. The water stream from the evaporators goes to a methanator. The methanator is an anaerobic biological water treatment system that converts organic material to a fuel gas (mostly methane) which is used as supplemental fuel in the dryer. When the dryer is not in operation, the methane is routed to a flare. The water from the methanator is recycled to the cook water tank for reuse in the process. The thermal oxidizer (C10) is installed downstream of the natural gas fired dryers.
     The thermal oxidizer is designed to remove more than 98% of any volatile organic compounds (VOC) emitted from the DDGS dryers. The emissions collected from the distillation process are also directed to the thermal oxidizer for control. VOC reduction will also generate significant reduction in condensable particulate matter (CPM) emissions associated with grain

2-2

drying. In addition, the thermal oxidizer will reduce carbon monoxide (CO) emissions generated in the dryers. A heat recovery steam generator (HRSG) follows the thermal oxidizer, recovering most of the waste heat, which in turn produces steam to support plant operations.
     The thermal oxidizer (S10) is sized at 125 MMBtu/hr, which controls emissions from two dried distillers’ grains with solubles (DDGS) dryers. Both dryers are routed to this single TO system. The TO exhaust gasses are then routed to a heat recovery steam generator (HRSG) to produce steam for use in the plant. PVFE will also be including a stand-alone package boiler (S11) to generate the additional steam needed for the expansion process.
     It has been determined that the existing TO system is unable to maintain a minimum operating temperature to adequately handle the effluent from both the dryers if they are run at their maximum capacity simultaneously. Therefore, in order to maximize production efficiency, and reduce emissions associated with the dryers, PVFE intends to add a slipstream Regenerative Thermal Oxidizer (S10b).
     The RTO works by utilizing heat recovery chambers with ceramic heat transfer media which cycle back and forth, with one side handling hot clean oxidized gas and the other side handling a portion of the inlet gas from the dryers. The function of each chamber will alternate, either adding heat to or removing heat from the heat transfer media, thereby preheating the inlet process gas stream and reducing the overall energy costs for the system. Each chamber will be equipped with a transition zone to allow for uniform air distribution to the bottom of the heat recovery beds, which also minimizes any discharge of unoxidized emissions during valve cycling. The exhaust from the slipstream RTO will be sent through the existing TO stack (S10). Although, PVFE expects the proposed modifications to increase control of emissions from the dryers, for conservatism, PVFE has not taken any credit for this emission reduction.
     With these changes, the current TO system will experience reduced airflow because some of the dryer effluent will be routed to the RTO. The reduced airflow is expected to provide for increased gas residence time in the existing TO unit, resulting in improved pollution control. PVFE will also be able to decrease the firing rate of the current system and allow the existing TO/HRSG unit to operate closer to the anticipated plant steam demand needs.

2-3

3.0 NDEQ APPLICATION FORMS
     Platte Valley Fuel Ethanol, LLC (PVFE) is requesting a revised Air Construction permit from the Nebraska Department of Environmental Quality for the expansion of their 48 million gallon per year to a 100 million gallon per year ethanol plant located near Central City, Merrick County, Nebraska. The calculated potential to emit (PTE) has been determined utilizing conservative assumptions and available stack test results, where applicable.
     NDEQ forms for emission sources have been completed and are contained within this section. Some emission sources such as fugitive VOCs from plant piping components and fugitive PM and PM-10 from traffic on facility roads were not specifically related to one of the general NDEQ Emissions Unit Forms. As such, the source and process information has been incorporated into the Emissions Calculation Forms to the best extent possible.
     Plant wide emissions will increase due to the proposed expansion. However, only forms for new equipment have been included in this application, and forms for old equipment if emissions have changed. Total emission information has also been updated.
     In some cases, plant design associated with the expansion has not been completed for all processes, and some of the detailed design data requested on the forms is not known. PVFE has completed the forms to the best of its ability based on the current level of design information. Additional design details will be provided to NDEQ once these data are available, as necessary.
     The proposed expanded ethanol plant will become a major source for certain criteria pollutants; however, the changes to the facility are only considered a minor modification, and as such, the permit is not subject to review under Prevention of Significant Deterioration (PSD) or 112(g) MACT.

3-1

FORM CS — COVER SHEET, CONSTRUCTION PERMIT APPLICATION

COMPANY/FACILITY NAME: Platte Valley Fuel Ethanol, LLC	DATE: July 2005___
FACILITY NUMBER: 82836
IMPORTANT: GENERAL INSTRUCTIONS ON THE BACK OF THIS FORM, PLEASE READ
Please indicate below the application forms and other data that are being included with this Construction Permit Application packet. All applications must include this completed cover sheet form.

[a] X	FORM 1.0 — General Information

[a] X	FORM 1.1 — Permit Application Fee

[a] X	FORM 1.2 — Process Diagram

[a] X	FORM 1.3 — Plant Layout Diagram

[b]X	FORM 2.0 — Process Information

[c] X	FORM 3.0 — Fuel Combustion Data

☐	FORM 4.0 — Asphalt Plant

X	FORM 5.0 - Organic Liquid Storage

☐	FORM 6.0 — Incinerator

	[d]☐	Medical Waste Incinerator Permit Application

	[d]☐	General Permit Application — Incinerator

X	FORM 7.0 — Grain Industry

☐	FORM 8.0 — Surface Coating Operations

[a] X	EMISSION CALCULATIONS:

All references for emission factors must be completely documented (e.g., Compilation of Air Pollutant Emission Factors (AP42), Factor Information Retrieval (FIRE), Manufacturer, etc.). If FIRE is used, please provide the SCC code.

☐	SUPPLEMENTAL INFORMATION:

	☐	Check if air dispersion modeling data and results are included

	☐	Check if potential emissions are above Prevention of Significant Deterioration (PSD) levels.

	☐	Check if PSD information required by Chapter 19 is included.

	☐	Check if copies of manufacturer information/instructions are included.

Other (Please List):

[a]	Required for all permit applications.

[b]	Form 2.0 must be submitted when Form 4.0 through Form 8.0 do not apply to the project.

DEPARTMENT OF ENVIRONMENTAL QUALITY AIR QUALITY DIVISION P.O. BOX 98922 LINCOLN, NE 68509-8922	NDEQ USE ONLY

TRACKING #

NDEQ FACILITY ID #

ASSIGNED TO:

CONSTRUCTION PERMIT APPLICATION
FORM 1.0 — GENERAL INFORMATION
DUPLICATE THIS FORM AS NEEDED

FORM 1.1 — PERMIT APPLICATION FEE

COMPANY/FACILITY NAME: Platte Valley Fuel Ethanol, LLC	DATE: July 2005

NDEQ FACILITY ID#: 82836

Beginning January 1, 2005, each application for an Air Quality Construction Permit shall be accompanied by an application fee in accordance with State Statute 81-1505.06. The non-refundable application fee is based on the potential-to-emit (PTE) of the entire facility after processing the permit application. The application fee is not based on the PTE of the individual project. Please contact the Air Quality Permitting Section at 402-471-2189 with questions.

PERMIT APPLICATION FEE SCHEDULE

FACILITY-WIDE POTENTIAL-TO-EMIT	APPLICATION FEE
100 tons or more per year of any air pollutant; or
10 tons or more per year of any single hazardous air pollutant (HAP); or	$3,000
25 tons or more per year of any combination of HAPs

50 tons or more but less than 100 tons per year of any air pollutant; or
2.5 tons or more but less than 10 tons per year of any single HAPs; or	$1,500
10 tons or more but less than 25 tons per year of any combination of HAPs

Less than 50 tons per year of any air pollutant; or
Less than 2.5 tons per year of any single HAP; or	$250
Less than 10 tons per year of any combination of HAPs

Fee enclosed:	$$3,000

Make check payable to:	Nebraska Department of Environmental Quality Memo: Air Quality CP Application Fee

NOTE:	If applying for a Permit-by-Rule (PbR) in accordance with Chapter 42, do not submit this form. Refer to the appropriate Notice of Intent form for remittance of the $250 PbR application fee.

NDLQ USE ONLY
AMOUNT PAID $
CHECK #:
RECEIPT #:

FORM 1.2 — PROCESS/FLOW DIAGRAM
COMPANY/FACILITY NAME: Platte Valley Fuel Ethanol, LLC DATE: July 2005
FACILITY ID#: 82836

Please provide a Process Diagram (Diagram) in the space below (Use back of this form and additional pages if necessary) or on a separate attached sheet(s). The Diagram is a flow chart that must include all processes, process equipment, stacks, air pollution control equipment, and fuel burning units identified in Forms 2.0 and 3.0, as appropriate. Process numbers and unit numbers must be cross referenced between this Diagram and the above Forms. When finished, this Diagram should show how products and materials (including fuel) flow through each process. Provide an inclusive date that the Diagram is accurate through. If a separate attached sheet(s) is (are) used (e.g., engineering diagrams, etc.), it (they) should be clearly marked as being a replacement for Form 1.2.
Please note, the basic process flow is unchanged from the existing plant with the exception that some equipment has been duplicated. For reference purposes, the original Process Flow Diagram has been attached. An updated Process Flow Diagram for the expanded production can be submitted upon finalization.
DUPLICATE THIS FORM AS NEEDED

FORM 1.3 — PLANT LAYOUT DIAGRAM

COMPANY/FACILITY NAME: Platte Valley Fuel Ethanol, LLC	DATE: July 2005

FACILITY ID#: 82836

Please provide a current Plant Layout Diagram (Plant Diagram) in the space below (Use back of this form and additional pages if necessary) or on a separate attached sheet(s). The Plant Diagram must include all stacks/emission points identified in Forms 2.0 and 3.0, as appropriate. Stacks/emission points and unit numbers must be cross-referenced between this Plant Diagram and the above Forms. In addition, the Plant Diagram should indicate the heights and locations of all buildings/structures and property boundaries. If a separate attached sheet(s) is (are) used (e.g., engineering diagrams, surveyor’s drawing, etc.), it (they) should be clearly marked as being a replacement for Form 1.3.
Updated plant layout diagram will be submitted with dispersion modeling. Attached is the current site layout for reference.
DUPLICATE THIS FORM AS NEEDED

FORM 2.0 — PROCESS INFORMATION

COMPANY/FACILITY NAME: Platte Valley Fuel Ethanol, LLC	DATE: July 2005

NDEQ FACILITY ID#: 82836

IMPORTANT: INSTRUCTIONS ON BACK OF FORM. PLEASE READ

MATERIAL PROCESS				FINAL PRODUCT
PROCESS		CAPACITY	CAPACITY	PRODUCT
NUMBER	TYPE OF MATERIAL	(LBS/HR)	(TON/YR)	DESCRIPTION	CAPACITY (TON/YR)
S20	Corn/Grain	228,300	1,000,000	Denatured Ethanol	100 MM gal/yr
S30	Corn/Grain	228,300	1,000,000	Denatured Ethanol	100 MM gal/yr
S70	DDGS	74,200	325,000	Animal Feed	234,000
S90	DDGS	74,200	325,000	Animal Feed	234,000

EQUIPMENT		INPROCESS FUEL DATA
PROCESS		TYPE OF FUEL	CAPACITY	CAPACITY
NUMBER	PROCESS EQUIPMENT USED	BURNED	(AMT/HOUR)	(AMT/YEAR)
S20	Grain Unloadinq Baghouse
S30	Hammermill Baghouse
S40 & S40b	CO2 Scrubbers
S70	DDGS Cooler
F80 & F80b	Cooling Tower
S90	DDGS Storage and Loading

AIR POLLUTION CONTROL
STACK DATA						EQUIPMENT
				EXIT		TYPE	%
PROCESS		TOP INSIDE	STACK	VELOCITY	EXIT TEMP.	CONTROL	EFFI-	DATE
NUMBER	HEIGHT	DIAMETER	DISCHARGE	OF GAS	OF GAS	EQUIPMENT	CIENCY	INSTALLED
S20	30 ft	3.0 ft	Vertical	62.6 ft/sec	18°C	Baghouse	%	N/U
S30	30 ft	2.0 ft	Vertical	106.1	18°C	Baghouse	%	N/U
S40 & S40b	45 ft	1.67 ft	Vertical	5.0 ft/sec	30°C	Scrubber	%	N/U
S70	70 ft	1.8 ft	Vertical	139.4	30°C	Baghouse	%	N/U
S90	30 ft	1.2 ft	Vertical	51.6ft/sec	18°C	Baghouse	%	N/U

DUPLICATE THIS FORM AS NEEDED

FORM 3.0 — FUEL COMBUSTION DATA

COMPANY/FACILITY NAME: Platte Valley Fuel Ethanol, LLC	DATE: July 2005

NDEQ FACILITY ID#: 82836

IMPORTANT: INSTRUCTIONS ON BACK OF FORM, PLEASE READ.

FUEL BURNING UNIT DATA				FUEL DATA
	CAPACITY		TYPE FUEL(S)	CAPACITY	MRS USED	CAPACITY
UNIT NUMBER	(BTU/HR)	TYPE UNIT*	BURNED	(AMT/HOUR)	PER YEAR	(AMT/YR)
S10	125 MM	Thermal Oxidizer	Natural Gas	125,000 scf/hr	x 8,760	1095.0 MMscf
Dryer 1	42 MM	Dryer	Natural Gas	42,000 scf/hr	x 8,760	367.92 MMscf
Dryer 2	42 MM	Dryer	Natural Gas	42,000 scf/hr	x 8,760	367.92 MMscf
EP11	3.2 MM	Biomethanator Flare	Methanator Off gases	3,200 scf/hr	x 8,760	28.032 MMscf
EP22	7.3 MM	Vapor Recovery Flare	Vapor Recovery	7,300 scf/hr	x 8,760	63.948 MMscf
EP22b	6.4MM	Rail Loadout Flare	Vapor Recovery	6,400 scf/hr	x 8,760	56.064 MMscf
S10b	10 MM	Regenerative Thermal Oxi	dizer Natural Gas	10,000scf/hr	x 8,760	87.60 MMscf
S11	99MM	Boiler	Natural Gas	99,000scf/hr	x 8,760	867.24 MMscf
“Boiler, Turbine, Diesel Engine, Duel Fuel Engine, Dryer, etc.

INSTALLATION DATE:	UNIT#	DATE	UNIT#	DATE
	UNIT#	DATE	UNIT#	DATE
IF BOILER BURNS FUEL OIL. LIST UNIT NUMBERS WHICH ARE:
     HORIZONTALLY FIRED
     TANGENTIALLY FIRED
IF COAL IS BURNED. IDENTIFY UNIT NUMBER(S) AND TYPE OF FURNACE:

AIR POLLUTION CONTROL
STACK DATA						EQUIPMENT
				EXIT		TYPE	%
PROCESS		TOP INSIDE	STACK	VELOCITY	EXIT TEMP.	CONTROL	EFFI-	DATE
NUMBER	HEIGHT	DIAMETER	DISCHARGE	OF GAS	OF GAS	EQUIPMENT	CIENCY	INSTALLED
S10/S10b/ Drvers 1 & 2	125ft	6.0 ft	Vertical	42.08 ft/sec	91 °C		%	N/U
S11	100ft	6.0 ft	Vertical	42.08 ft/sec	91 °C		%	N/U
EP11	11ft	1.4ft	Flare	80.3 ft/sec	1800 °C		%	N/U
EP22& EP22b	36ft	2.5 ft	Flare	21.7 ft/sec	1800 °C		%	N/U

COAL DATA				FUEL OIL DATA
		HEAT				HEAT
%ASH	%SULFUR	CONTENT	SOURCE	GRADE	%SULFUR	CONTENT	SOURCE

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE
NOTE            THIS FORM MUST BE COMPLETED FOR ANY TANK USED IN THE STORAGE OF AN ORGANIC LIQUID OR MATERIAL CONTAINING HAZARDOUS AIR POLLUTANTS.
COMPANY/FACILITY NAME: Platte Valley Fuel Ethanol, LLC DATE: July 2005
NDEQ FACILITY ID#:           82836
IMPORTANT: INSTRUCTIONS ON BACK OF FORM, PLEASE READ. °H| —— —— — GENERAL INFORMATION — TANK NUMBER (Emission Point no.): T61, T62 & T66 IS THIS TANK RESTRICTED TO STORING ONE PRODUCT?: Yes X No _ (E G., IS THERE MORE THAN ONE PRODUCT EVER STORED IN THE TANK?) IF YES, EXPLAIN AND IDENTIFY WHICH PRODUCT IS COVERED BY THIS APPLICATION: (NOTE: A SEPARATE FORM 5.0 MUST BE COMPLETED FOR EACH PRODUCT) AIR POLLUTION CONTROL EQUIPMENT —— —— —— — TYPE CONTROL EQUIPMENT I % EFFICIENCY I PATE INSTALLED —— —— —— — Internal floating Roof .. % New —— —— —— — ; ............... _% N/U % N/U %N/U — PROVIDE ANY SOURCE OPERATION LIMITATIONS OR ANY WORK PRACTICE STANDARDS AFFECTING SOURCE EMISSIONS (eg., operating schedule, production variation, etc.) : OPERATING SCHEDULE: 24_hours/day ......... 7_days/week _52_weeks/year TANK INFORMATION —— — MAXIMUM CAPACITY (BARRELS OR WORKING VOLUME (BARRELS OR GALLONS): GALLONS): 750,000 gallons each 750,000 gallons each —— — TANK DIMENSIONS: DIAMETER OR WIDTH (ft): 50 feetHEIGHT (ft): 52 feet___LENGTH (ft): — TANK SHAPE X CYLINDRICAL TANK ORIENTATION D HORIZONTAL (CHECK ONE): D other (specify): (CHECK ONE):x vertical TANK COLOR X WHITE PAINT CONDITDNX GOOD (CHECK ONE): D SILVER (CHECK ONE):D POOR D OTHER (SPECIFY): ___| —— — TANK LOCATION D UNDERGROUND X ABOVEGROUND

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE, CONT.
TANK INFORMATION, cont. —— —
TANK TYPE D fixed roof D pressure (CHECK ONE) D EXTERNAL FLOATING ROOFX INTERNAL FLOATING ROOF D VARIABLE VAPOR SPACE; SPECIFY VOLUME EXPANSION CAPACITY (gal. or bbl.): D OTHER (SPECIFY): — VENT VALVE INFORMATION: See tanks 4.09b TYPE OF VENT NUMBER OF PRESSURE DISCHARGE VENTED TO VENTS SETTING (psig) (ATMOSPHERE, FLARE, VAPOR CONTROL, ETC.) —— — PRESSURE .............. —— — VACUUM ................ —— — OPEN .................. —— — COMBINATION ........... —— — OTHER (SPECIFY) ~| | ~| | | | | —— —— —— — TANK FITTINGS: NUMBER TYPE GASKETED/ SIZE
UNGASKETED MATERIAL STORED AND THROUGHPUT INFORMATION — CHEMICAL NAME OF MATERIAL STORED: Denatured Ethyl Alcohol — CAS NO. (IF KNOWN): 95% CAS #00064-17-5; 5% Denaturant (Gasoline RVP 13)) — STORAGE TEMPERATURE: DENSITY MIN. (°F): 46.01 ............. (LB/CU.FT.):

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE, CONT.
MAX.(°F): 57.79 | (LB/GALLON): —— —
MATERIAL STORED AND THROUGHPUT INFORMATION, cont.
VAPOR PRESSURE AT AVERAGE STORAGE TEMPERATURE:
0.5965 (psig)at 51.90 degrees Fahrenheit
METHOD USED TO D ASTM D2879-86 DETERMINE VAPOR D PUBLISHED LITERATURE; LIST: PRESSURE: X OTHER; SPECIFY: Tank 4.09b THROUGHPUT: GAL/DAY: ......................... GAL/YEAR: 33 MMgal/yr (each) BBLS/DAY: ........................ BBLS/YR:
FIXED ROOF TANK INFORMATION (IF APPLICABLE) — FIXED ROOF TYPE: D cone roof slope (ft/ft): D DOME ROOF RADIUS (FT): —— —
FLOATING ROOF TANK INFORMATION (IF APPLICABLE) — FLOATING ROOF TYPE X INTERNAL (CHECK ONE): D EXTERNAL: D PONTOOND DOUBLE DECK D OTHER (SPECIFY): U OTHER (SPECIFY): PRIMARY SEAL TYPE D metallic D liquid mounted x vapor mounted (CHECK ONE): shoe seal resilient seal resilient seal D OTHER (SPECIFY): —
IS THE FLOATING ROOF EQUIPPED WITH A SECONDARY SEAL? D Yes X NO IF YES, HOW IS THE D WEATHER SHIELD D RIM MOUNTED D SHOE MOUNTED SECONDARY SEAL D OTHER (SPECIFY): MOUNTED? (CHECK ONE): —— —— —
WHAT IS THE CONDITION OF THE TANK SHELL INTERIOR? (CHECK ONE):
X LIGHT RUST D DENSE RUST D GUNITE LINED
D OTHER (SPECIFY): — FOR INTERNAL FLOATING ROOF TANKS, COMPLETE THE FOLLOWING: a)WHAT IS THE METHODD N/A (CONTINUOUS DECKING) X BOLTING OF ATTACHING THED WELDING D RIVETING DECK PANELS TOGETHER: D OTHER (SPECIFY):
b) WHAT IS THE TOTAL LENGTH OF ALL DECK SEAMS (FT)? 392.70 feet
c) WHAT IS THE DIAMETER OF THE DECK (FT)? 5 feet

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE
NOTE:            THIS FORM MUST BE COMPLETED FOR ANY TANK USED IN THE STORAGE OF AN ORGANIC LIQUID OR MATERIAL CONTAINING HAZARDOUS AIR POLLUTANTS.
COMPANY/FACILITY NAME: Platte Valley Fuel Ethanol, LLC DATE: July 2005
NDEQ FACILITY ID#:       82836
IMPORTANT: INSTRUCTIONS ON BACK OF FORM, PLEASE READ. ................. I . . i .. 1 -— —— —— —— — GENERAL INFORMATION —— —
TANK NUMBER (Emission Point no.): T63 & T67 IS THIS TANK RESTRICTED TO STORING ONE PRODUCT?: YesX No_ (E G., IS THERE MORE THAN ONE PRODUCT EVER STORED IN THE TANK?) IF YES, EXPLAIN AND IDENTIFY WHICH PRODUCT IS COVERED BY THIS APPLICATION: (NOTE: A SEPARATE FORM 5.0 MUST BE COMPLETED FOR EACH PRODUCT) AIR POLLUTION CONTROL EQUIPMENT. .. — TYPE CONTROL EQUIPMENT I % EFFICIENCY I DATE INSTALLED —— — Internal Floating Roof ......................................................................... % ...................... New : ............................................................ % ...................... N/U % ...................... N/U ___% N/U —— —— —
PROVIDE ANY SOURCE OPERATION LIMITATIONS OR ANY WORK PRACTICE STANDARDS AFFECTING SOURCE EMISSIONS (e.g., operating schedule, production variation, etc.) : OPERATING SCHEDULE: 24_hours/day ........... 7_days/week ................... 52 weeks/year
TANK INFORMATION
MAXIMUM CAPACITY (BARRELS ORWORKING VOLUME (BARRELS OR GALLONS): GALLONS): 100,000 gallons each100,OOP gallons each — TANK DIMENSIONS: DIAMETER OR WIDTH (ft): 25 feetHEIGHT (ft): 30 feetLENGTH (ft): — TANK SHAPE x cylindricalI TANK ORIENTATION D horizontal (CHECK ONE): D other (SPECIFY): (CHECK ONE): x vertical
TANK COLOR x WHITE PAINT CONDITION x good (CHECK ONE): D silver (CHECK ONE): D poor D OTHER (SPECIFY): [ —— — TANK LOCATION D UNDERGROUND X ABOVEGROUND
(CHECK ONE):

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE, CONT.
— TANK INFORMATION, cont. —— —— —— —
TANK TYPE D fixed roof D pressure (CHECK ONE) D EXTERNAL FLOATING ROOF X INTERNAL FLOATING ROOF D VARIABLE VAPOR SPACE; SPECIFY VOLUME EXPANSION CAPACITY (gal. or bbl.): D OTHER (SPECIFY): — /ENT VALVE INFORMATION: See tanks 4.09b TYPE OF VENT NUMBER OF PRESSURE DISCHARGE VENTED TO VENTS SETTING (psig) (ATMOSPHERE, FLARE, VAPOR CONTROL, ETC.) —— — PRESSURE —— —— —— —— —— —— —— —— —— —— — VACUUM —— —— —— —— —— —— —— —— —— —— — OPEN —— —— —— —— —— —— —— —— —— —— — COMBINATION —— —— —— —— —— —— —— —— —— —— — OTHER (SPECIFY) | | ~| | | | | —— —— —— —— —— —— —— —— —— —— —— — TANK FITTINGS: NUMBER TYPE GASKETED/ SIZE
UNGASKETED MATERIAL STORED AND THROUGHPUT INFORMATION — CHEMICAL NAME OF MATERIAL STORED: Ethyl Alcohol (200 Proof Ethanol) — CAS NO. (IF KNOWN): CAS #00064-17-5 — STORAGE TEMPERATURE: DENSITY MINI /“CV ARM t\FUrnCT\-

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE, CONT.
MAX. (°F): 57.79 [ (IB/GALLON):, —— —
MATERIAL STORED AND THROUGHPUT INFORMATION, cont.
VAPOR PRESSURE AT AVERAGE STORAGE TEMPERATURE:
0.4957 (psig) at 51.90 degrees Fahrenheit
METHOD USED TO D ASTM D2879-86 DETERMINE VAPOR D PUBLISHED LITERATURE; LIST: PRESSURE: X OTHER; SPECIFY: Tank 4.09b THROUGHPUT: GAL/DAY: ......................... GAL/YEAR: 47.5 MMgal/yr BBLS/DAY: ........................ BBLS/YR:
FIXED ROOF TANK INFORMATION (IF APPLICABLE) —
FIXED ROOF TYPE: D CONE ROOF SLOPE (FT/FT): D DOME ROOF RADIUS (FT): —— —
FLOATING ROOF TANK INFORMATION (IF APPLICABLE) —
FLOATING ROOF TYPE X INTERNAL (CHECK ONE): D external D pontoon D double deck D OTHER (SPECIFY): D OTHER (SPECIFY): PRIMARY SEAL TYPE D metallic D liquid mounted x vapor mounted (CHECK ONE): SHOE SEAL RESILIENT SEAL RESILIENT SEAL D OTHER (SPECIFY): _D —— —— —— —
IS THE FLOATING ROOF EQUIPPED WITH A SECONDARY SEAL? D yes x NO IF YES, HOW IS THED WEATHER SHIELD D RIM MOUNTEDD SHOE MOUNTED SECONDARY SEALD OTHER (SPECIFY): MOUNTED? (CHECK ONE): —— — WHAT IS THE CONDITION OF THE TANK SHELL INTERIOR? (CHECK ONE): X LIGHT RUSTD DENSE RUST D GUNITE LINED D OTHER (SPECIFY): — FOR INTERNAL FLOATING ROOF TANKS, COMPLETE THE FOLLOWING: a)WHAT IS THE METHODD N/A (CONTINUOUS DECKING) X BOLTING OF ATTACHING THED WELDING D RIVETING DECK PANELS TOGETHER: D OTHER (SPECIFY):
b) WHAT IS THE TOTAL LENGTH OF ALL DECK SEAMS (FT)? 98.17 feet
c) WHAT IS THE DIAMETER OF THE DECK (FT)? 5 feet

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE
NOTE:            THIS FORM MUST BE COMPLETED FOR ANY TANK USED IN THE STORAGE OF AN ORGANIC LIQUID OR MATERIAL CONTAINING HAZARDOUS AIR POLLUTANTS.
COMPANY/FACILITY NAME: Platte Valley Fuel Ethanol, LLC DATE: July 2005
NDEQ FACILITY ID#:            82836
IMPORTANT: INSTRUCTIONS ON BACK OF FORM, PLEASE READ. ||
GENERAL INFORMATION —— —— —
TANK NUMBER (Emission Point No.): T64 IS THIS TANK RESTRICTED TO STORING ONE PRODUCT?: YesX No (E G, IS THERE MORE THAN ONE PRODUCT EVER STORED IN THE TANK?) IF YES, EXPLAIN AND IDENTIFY WHICH PRODUCT IS COVERED BY THIS APPLICATION: (NOTE A SEPARATE FORM 5.0 MUST BE COMPLETED FOR EACH PRODUCT) AIR POLLUTION CONTROL EQUIPMENT —— —— —— — TYPE CONTROL EQUIPMENT I % EFFICIENCY I DATE INSTALLED —— — Internal Floating Roof .......................................... % .................. New ............... % .................. N/U % .................. N/U :. % .................. N/U —— —— —
PROVIDE ANY SOURCE OPERATION LIMITATIONS OR ANY WORK PRACTICE STANDARDS AFFECTING SOURCE EMISSIONS (eg, operating schedule production variation, etc.) : OPERATING SCHEDULE: 24_hours/day 7_days/week .............. 52_weeks/year TANK INFORMATION —— — MAXIMUM CAPACITY (BARRELS ORWORKING VOLUME (BARRELS OR GALLONS): GALLONS): 100,000 gallons each100,000 gallons each — TANK DIMENSIONS: DIAMETER OR WIDTH (ft): 25 feetHEIGHT (ft): 30 feet LENGTH (ft): —— — TANK SHAPE x cylindricalI TANK ORIENTATION D horizontal ~~ (CHECK ONE): D other (specify): (CHECK ONE): x vertical
TANK COLOR x white PAINT CONDITION x good (CHECK ONE): D silver (CHECK ONE): D poor D OTHER (SPECIFY): | —— — TANK LOCATION D underground x aboveground (CHECK ONE): —— —— —

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE, CONT.
— TANK INFORMATION, cont. —— —
TANK TYPE D fixed roof D pressure (CHECK ONE) D EXTERNAL FLOATING ROOFX INTERNAL FLOATING ROOF D VARIABLE VAPOR SPACE; SPECIFY VOLUME EXPANSION CAPACITY (gal. or bbl.): D OTHER (SPECIFY): — VENT VALVE INFORMATION: See Tanks 4.09b TYPE OF VENT NUMBER OF PRESSURE DISCHARGE VENTED TO VENTS SETTING (psig) (ATMOSPHERE, FLARE, VAPOR CONTROL, ETC.) —— — PRESSURE ............. —— — VACUUM ............... —— — OPEN ................. —— — COMBINATION —— —— —— —— — OTHER (SPECIFY) ] | J | | | | —— —— —— — TANK FITTINGS: NUMBER TYPE GASKETED/ SIZE
UNGASKETED I MATERIAL STORED AND THROUGHPUT INFORMATION —— — CHEMICAL NAME OF MATERIAL STORED: Denaturant (gasoline (RVP 13)) — CAS NO. (IF KNOWN): — STORAGE TEMPERATURE: DENSITY MIN. («F): 46.01 ........ (LB/CU.FT.): MAX.(°F): 57.79 ............... (LB/GALLON):

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE, CONT.
MATERIAL STORED AND THROUGHPUT INFORMATION, cont.
VAPOR PRESSURE AT AVERAGE STORAGE TEMPERATURE:
4.4213 (psig) at 51.90 degrees Fahrenheit
METHOD USED TO D ASTM D2879-86 DETERMINE VAPOR D PUBLISHED LITERATURE; LIST: PRESSURE: X OTHER; SPECIFY: Tank 4.09b THROUGHPUT: GAL/DAY: ......................... GAL/YEAR: 5.0 MMgal/yr BBLS/DAY: ........................ BBLS/YR:
FIXED ROOF TANK INFORMATION (IF APPLICABLE) — FIXED ROOF TYPE: D CONE ROOF SLOPE (FT/FT): .. D DOME ROOF RADIUS (FT): _ —— —— —
FLOATING ROOF TANK INFORMATION (IF APPLICABLE) — FLOATING ROOF TYPE X INTERNAL (CHECK ONE): D external D pontoon D double deck D OTHER (SPECIFY): D OTHER (SPECIFY): — PRIMARY SEAL TYPE D metallic D liquid mounted x vapor mounted (CHECK ONE): shoe seal resilient seal resilient seal n OTHER (SPECIFY):
IS THE FLOATING ROOF EQUIPPED WITH A SECONDARY SEAL? D YES x NO IF YES, HOW IS THE D WEATHER SHIELD D RIM MOUNTEDD SHOE MOUNTED SECONDARY SEAL D OTHER (SPECIFY): MOUNTED? (CHECK ONE): —— —— — WHAT IS THE CONDITION OF THE TANK SHELL INTERIOR? (CHECK ONE): X LIGHT RUST D DENSE RUST D GUNITE LINED
D OTHER (SPECIFY):
FOR INTERNAL FLOATING ROOF TANKS, COMPLETE THE FOLLOWING:
a) WHAT IS THE METHOD D N/A (CONTINUOUS DECKING) X BOLTING
OF ATTACHING THE D WELDING D RIVETING DECK PANELS TOGETHER: D OTHER (SPECIFY):
b) WHAT IS THE TOTAL LENGTH OF ALL DECK SEAMS (FT)? 98.17 feet
c) WHAT IS THE DIAMETER OF THE DECK (FT)? 5 feet .. _.. —

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE
NOTE:            THIS FORM MUST BE COMPLETED FOR ANY TANK USED IN THE STORAGE OF AN ORGANIC LIQUID OR MATERIAL CONTAINING HAZARDOUS AIR POLLUTANTS.
COMPANY/FACILITY NAME: Plate Valley Fuel Ethanol, LLC DATE: July 2005
NDEQ FACILITY ID#:     82836
I IMPORTANT: INSTRUCTIONS ON BACK OF FORM, PLEASE READ. | —— —— -— — GENERAL INFORMATION —— —— -— — TANK NUMBER (Emission Point no.): T65 & T68 IS THIS TANK RESTRICTED TO STORING ONE PRODUCT?:YesX No (E. G, IS THERE MORE THAN ONE PRODUCT EVER STORED IN THE TANK?) IF YES, EXPLAIN AND IDENTIFY WHICH PRODUCT IS COVERED BY THIS APPLICATION: (NOTE: A SEPARATE FORM 5.0 MUST BE COMPLETED FOR EACH PRODUCT) AIR POLLUTION CONTROL EQUIPMENT —— —— —— — TYPE CONTROL EQUIPMENT I % EFFICIENCY I DATE INSTALLED” —— — Internal Floating Roof ......... % ......................... New ....... % ......................... N/U % ......................... N/U . % ......................... N/U —— —— —
PROVIDE ANY SOURCE OPERATION LIMITATIONS OR ANY WORK PRACTICE STANDARDS AFFECTING SOURCE EMISSIONS (eg, operating schedule, production variation, etc.) : OPERATING SCHEDULE: 24_hours/day ......... 7_days/week 52 weeks/year TANK INFORMATION —— — MAXIMUM CAPACITY (BARRELS OR WORKING VOLUME (BARRELS OR GALLONS): GALLONS): 100,000 gallons each 100,000 gallons each —— — TANK DIMENSIONS: DIAMETER OR WIDTH (ft): 25 feetHEIGHT (ft): 30 feet LENGTH (ft): —— — TANK SHAPE X CYLINDRICAL I TANK ORIENTATION D HORIZONTAL (CHECK ONE): D other (specify): (CHECK ONE):x vertical TANK COLOR X WHITE PAINT CONDITIONx GOOD (CHECK ONE): D silver (CHECK ONE):D poor D OTHER (SPECIFY): | —— — TANK LOCATION D UNDERGROUND X ABOVEGROUND
(CHECK ONE):

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FORM 5.0 — ORGANIC LIQUID STORAGE, CONT.
TANK INFORMATION, cont. —— —
TANK TYPE D fixed roof D pressure (CHECK ONE) D external floating roofx internal floating roof D VARIABLE VAPOR SPACE; SPECIFY VOLUME EXPANSION CAPACITY (gal. or bbl.): D OTHER (SPECIFY): — VENT VALVE INFORMATION: See Tanks 4.09b TYPE OF VENT NUMBER OF PRESSURE DISCHARGE VENTED TO VENTS SETTING (psig) (ATMOSPHERE, FLARE, VAPOR CONTROL, ETC.) —— — PRESSURE .............. — VACUUM ................ — OPEN .................. — COMBINATION ........... — | OTHER (SPECIFY) | | ~| | | | | —— —— —— — TANK FITTINGS: NUMBER TYPE GASKETED/ SIZE
UNGASKETED MATERIAL STORED AND THROUGHPUT INFORMATION — CHEMICAL NAME OF MATERIAL STORED: Ethyl alcohol (190 Proof Ethanol) — CAS NO. (IF KNOWN): CAS #00064-17-5 — STORAGE TEMPERATURE: DENSITY MIN. (°F): 46.01 ........... (LB/CU.FT.): MAX. (°F): 57.79 ............... (LB/GALLON):

DUPLICATE THIS FORM AS NEEDED

FORM 5.0 — ORGANIC LIQUID STORAGE, CONT.

DUPLICATE THIS FORM AS NEEDED

— MATERIAL STORED AND THROUGHPUT INFORMATION, cont. —
VAPOR PRESSURE AT AVERAGE STORAGE TEMPERATURE: 0.4647 (psig) at 51.90 degrees Fahrenheit —— — METHOD USED TO tH ASTM D2879-86 DETERMINE VAPOR d PUBLISHED LITERATURE; LIST: .. r___. — PRESSURE:
X OTHER; SPECIFY: Tank 4.09b
THROUGHPUT: GAL/DAY: GAL/YEAR: 50 MMgal/yr BBLS/DAY: ................... BBLS/YR: FIXED ROOF TANK INFORMATION (IF APPLICABLE) — FIXED ROOF TYPE: D CONE ROOFSLOPE (FT/FT): D DOME ROOF RADIUS (FT): FLOATING ROOF TANK INFORMATION (IF APPLICABLE) —
FLOATING ROOF TYPE X INTERNAL (CHECK ONE): D EXTERNAL: D PONTOON D DOUBLE DECK
D OTHER (SPECIFY):
D OTHER (SPECIFY): — PRIMARY SEAL TYPE d metallic D liquid mounted x vapor mounted (CHECK ONE): shoe sealresilient seal resilient seal D OTHER (SPECIFY): — IS THE FLOATING ROOF EQUIPPED WITH A SECONDARY SEAL? D yesx NO IF YES, HOW IS THE D WEATHER SHIELD D RIM MOUNTEDQ SHOE MOUNTED SECONDARY SEAL D OTHER (SPECIFY): MOUNTED? (CHECK ONE): —— —— — WHAT IS THE CONDITION OF THE TANK SHELL INTERIOR? (CHECK ONE): X LIGHT RUST D DENSE RUST D GUNITE LINED
D OTHER (SPECIFY):
FOR INTERNAL FLOATING ROOF TANKS, COMPLETE THE FOLLOWING:
a) WHAT IS THE METHOD D N/A (CONTINUOUS DECKING) X BOLTING
OF ATTACHING THE D WELDING D RIVETING DECK PANELS TOGETHER: D OTHER (SPECIFY):

FORM 7.0 — GRAIN HANDLING OPERATION
COMPANY/FACILITY NAME: Platte Valley Fuel Ethanol, LLC ______ DATE: July 2005
NDEQ Facility ID# 82836

DUPLICATE THIS FORM AS NEEDED

Page 1 of 3
LjMPORTANT: INSTRUCTIONS ON BACK OF FORM, PLEASE READ. J —— —— — GRAIN THROUGHPUT ~~^"~ —=_—=— ~= Provide the maximum grain throughput (received) at this facility in the past five (5) years. ................................................... tons/year — Provide the anticipated increase (if any) in grain throughput due to the construction/modification. .................................................. tons/year
PROPOSED GRAIN HANDLING EQUIPMENT (i.e., unloading stations, legs, cleaning stations, milling and palletizing equipment, loading stations, etc.) (Use back of this sheet if necessary)
TYPE I.D. CAPACITY Grain Handling / Unloading S20 4.100 bushels/hour —— — Hammermill ............. S3Q ..................... 4.100 ............. bushels/hour —— —— —— — Elevator Leg ........... Elevator Leg (S2Q/S30^ .. _4,100 ............ bushels/hour —— —— —— — DDGS Cooler ............ S70 ..................... 1.325 ............ bushels/hour —— —— — DDGS Loading ........... S90 ..................... J.325 ............. bushels/hour —— —— —
Will the proposed grain handling equipment replace any existing equipment? D Yes, D No, If yes, provide the ID, description, and capacity of the grain handling equipment being replaced. — ID ...................... DESCRIPTION ............. CAPACITY (bu/hr) —— —— —— — NA
What percent of the total facility throughput is cleaned? —— — PROPOSED GRAIN DRYER(s) (i.e., column or rack) (Use additional sheets if necessary) TYPE T ID f~ CAPACITY I COLUMN PLATE I EXHAUST GAS (bu/hr) PERFORATION SCREEN FILTER DIAMETER ............ MESH SIZE
(Column Dryer) (Rack Dryer)
Will the proposed grain dryer(s) replace any existing grain dryers? Yes,No, If yes, provide the ID of the grain dryer(s) being replaced. .. What was its capacity? What percent of the total facility throughput is dried?

FORM 7.0 — GRAIN HANDLING OPERATION, CONT.

DUPLICATE THIS FORM AS NEEDED

PERMANENT STORAGE (i.e., building, bin or silo) (Use additional sheets if necessary)
EXISTINGPROPOSED TYPEUD. ..................................... CAPACITY (bu) TYPELD. ............................. CAPACITY (bu) —— —— —— — Corn Storage Com Storage (Two Units) 200,000 (each) Bins 426,000 (each) . ._.. ___»^___»_^«^_^.^.,™___.. w /T.m* i ij^ija^._ — ___-
—— —— —— — Corn Day Bin 13,500 Bushels DDGS Storage 100’x 100’ TOTAL EXISTING ....................................... TOTAL PROPOSED —— —— —— — PROPOSED/MODIFIED FEED MjLLS
— Current Throughput Expected Increase tons/year ............................... tons/year —— — A. Grain Receiving 501,200 -499,000
B. Grain Cleaning 501,200 -499,000
C. Grain Milling
1. Hammermill 1,000,000 2. Flaker 3. Grain Cracker
D. Palletizing — Pellet Cooler
E. Feed Shipping

FORM 7.0 — GRAIN HANDLING OPERATION, CONT.
     AIR POLLUTION CONTROL EQUIPMENT FOR THE PROPOSED CONSTRUCTION
GRAIN HANDLING AIR POLLUTION CONTROL EQUIPMENT

PLEASE COPY THIS FORM AS NECESSARY

3 OF 3
Control Equipment Control Efficiency — A. Grain Receiving (Corn Unloading) Baghouse S20 0.005 gr/scf
Enclosed Building
B. Grain Shipping C. Headhouse and Internal Handling*
D. Bin Loading (vents)
E. Grain Cleaning — Internal vibrating
F. Grain Drying
*Headhouse and internal grain handling includes legs, belts, distributors, scales, etc. FEED MILLS AIR POLLUTION CONTROL EQUIPMENT
Control Equipment Control Efficiency
A. Grain Receiving B. Grain Cleaning C. Grain Milling (Hammermill) Baghouse S30 0.01 gr/scf
D. Pelletizing — Pellet Cooler
E. Feed Shipping DDGS Loading (S90) Baghouse (C90) 0.005 gr/scf
Enclosed Building

4.0 SUMMARY OF EMISSIONS
     Emission calculations were completed by Air Resource Specialists, Inc. Where reliable data were available, emission estimates are based upon source testing at PVFE, plus an appropriate safety factor. Otherwise, emission estimates are based on plant design data, equipment vendor specifications, and/or published United States Environmental Protection Agency (USEPA) emission factors.
     Detailed emission calculations can be found in Appendix A. A summary table of facility wide emissions is provided below.
Table 4-1
Summary of Potential-to-Emit Calculations
Platte Valley Fuel Ethanol, LLC

Emission Unit(s)	PM	PM-10	N/Ox	SO2	CO	VOC

Corn Unloading	7.51	7.51
Grain Handling, Hammermill	7.51	7.51
DDGS Loading	0.66	0.66
Grain Handling Fugitives	1.41	0.33
Thermal Oxidizer/DDGS Dryers/RTO	40.63	40.63	95.05	61.75	162.50	40.63
Boiler Stack	3.30	3.30	43.36	0.26	18.21	2.38
DDGS Cooler	8.28	8.28				24.38
C02 scrubber						47.50
C02 scrubber (Expansion)						47.50
Product Loading						13.03
Fugitive Leaks						6.62
Storage Tanks						4.16
Biomethanator Flare			0.95		5.19	0.73
Rail Loadout Flare			0.87		4.74
Truck Loadout Flare			0.62		3.38
Cooling Towers	18.68	18.68
Plant Roads	73.49	14.34

Total Potential to Emit	161.45	101.22	140.85	62.01	194.01	186.92

5.0 APPLICABLE REGULATORY REQUIREMENTS
     The Federal Clean Air Act and Clean Air Act Amendments set forth regulatory requirements for air emission sources. The regulations have been promulgated to protect and improve the nation’s air quality and public health. A summary of applicable federal regulatory requirements with respect to the Platte Valley Fuel Ethanol, LLC (PVFE) ethanol plant is provided below.
FEDERAL REQUIREMENTS
New Source Performance Standards Subpart Kb
     The federal New Source Performance Standards (NSPS) at 40 CFR 60 Subpart Kb regulate emissions of volatile organic compounds (VOCs) from volatile organic liquid storage vessels. Subpart Kb requirements vary depending on the tank size and vapor pressure of the stored liquid. The standards affect all storage tanks constructed after July 23, 1984 that have a capacity greater than or equal to 40 cubic meters, or about 10,000 gallons. There are several exemptions in Subpart Kb, but the only exemption applicable to the ethanol industry is an exemption for any tank that stores beverage alcohol. The Subpart Kb standards are summarized below.
•	Tanks with a design capacity under 75 cubic meters (about 20,000 gallons) are required to maintain records documenting the tank dimensions and storage capacity and are subject to no other provisions of Subpart Kb or the NSPS general provisions (40 CFR 60, Subpart A).

•	Tanks with a design capacity greater than 75 cubic meters, but less than 151 cubic meters (about 20,000 to 40,000 gallons in size) and that store product with a maximum true vapor pressure less than 15.0 kPa are required to maintain records documenting the tank dimensions and storage capacity, but are subject to no other provisions of Subpart Kb or the NSPS general provisions (40 CFR 60, Subpart A).

•	Tanks with a design capacity greater than 151 cubic meters (about 40,000 gallons) and that store product with a maximum true vapor pressure less than 3.5 kPa are required to maintain records documenting the tank dimensions and storage capacity, but are subject to no other provisions of Subpart Kb or the NSPS general provisions (40 CFR 60, Subpart A).

•	Tanks with a design capacity greater than 75 cubic meters, but less than 151 cubic meters (about 20,000 to 40,000 gallons in size) and that store product with a maximum true vapor pressure more than 27.5 kPa but less than 76.6 kPa are required to control VOC emissions using an internal floating roof tank, external floating roof tank, vapor recovery system, or an equivalent control practice. Subpart Kb contains specifications for the type of emissions control selected.

5-1

•	Tanks with a design capacity greater than 151 cubic meters (about 40,000 gallons) and that store product with a maximum true vapor pressure greater than 5.2 kPa but less than 76.6 kPa are required to control VOC emissions using an internal floating roof tank, external floating roof tank, vapor recovery system, or an equivalent control practice. Subpart Kb contains specifications for the type of emissions control selected.

•	Tanks with a design capacity greater than 75 cubic meters (about 20,000 gallons) that store product with a maximum true vapor pressure greater than or equal to 76.6 kPa are required to use a closed vent system and emissions control device for VOC emissions.
     At PVFE, all of the ethanol product storage tanks and the denaturant tank are subject to the emissions control requirements of Subpart Kb. As such, each liquid storage tank at PVFE is equipped with an internal floating roof.
New Source Performance Standards Subpart VV
     The federal New Source Performance Standards (NSPS) at 40 CFR 60 Subpart VV regulate emissions of volatile organic compounds (VOCs) from equipment leaks (valves, flanges, pump seals, etc.). Facilities constructed after January 5, 1981 which produce any listed chemical in Subpart VV are covered by the standards. Ethanol is listed as a regulated chemical in Subpart VV. Subpart W requires periodic leak detection monitoring for equipment in VOC service (containing more than 10 percent VOC) and prompt repair of any leaking components detected by the monitoring. The only applicable exemption in Subpart VV is for facilities producing beverage alcohol.
     Subpart VV was developed for the synthetic organic chemical manufacturing industry (SOCMI). However, recent Environmental Protection Agency (EPA) guidance indicates that Subpart VV standards apply to ethanol produced through natural fermentation processes, even though EPA guidance indicates that grain-based ethanol production is exempt from all other SOCMI air quality regulations.
     Operations at Platte Valley Fuel Ethanol, LLC (PVFE) are subject to NSPS Subpart VV and leak detection monitoring is required for all equipment in VOC service. PVFE will create a program and conduct Subpart VV compliance monitoring in compliance with the applicable Subpart VV requirements.
New Source Performance Standards Subpart Db and dc
     The federal New Source Performance Standards (NSPS) at 40 CFR 60 Subpart Db regulates air emissions from steam generating units sized over 100 million Btu per hour, while Subpart dc regulates emissions from 10 MBtu to l00MBtu steam generating units. There is currently one 125 MMBtu/hr thermal oxidizer (TO) followed by a waste heat recovery steam generator (HRSG). A proposed addition of one 8 MMBtu/hr regenerative thermal oxidizer will

5-2

assist the primary TO and one stand-alone 99 MMBtu/hr boiler will assist in steam production. No supplemental fuel will be combusted in the HRSG unit.
     The federal New Source Performance Standards (NSPS) at 40 CFR 60 Subparts Db and dc regulate air emissions from steam generating units. The definition of “steam generating unit” is as follows: “a device that combusts any fuel or byproduct waste to produce steam or to heat water or any other heat transfer medium. This term includes any municipal-type solid waste incinerator with a heat recovery steam generating unit or any steam generating unit that combusts fuel and is part of a cogeneration system or combined cycle system. This term does not include process heaters as they are defined in this subpart.”
     The EPA memorandum dated January 8, 2003, has ruled that the thermal oxidizer/HRSG system is a single piece of equipment for the purpose of determining NSPS applicability. The memo states that, “Even though the combustion and heat transfer zones are contained in different pieces of equipment ... together they are considered a device which combusts fuel and heats a transfer medium.” Therefore, under this EPA ruling, the thermal oxidizer/HRSG at PVFE will be considered a single piece of equipment.
     Based on the above definitions, the 125 MMBtu/hr natural gas fired TO/HRSG will be subject to Subpart Db, while the 99 MMBtu/hr boiler will be subject to Subpart dc of the NSPS.
New Source Performance Standards Subpart DD
     Subpart DD of the NSPS regulates grain elevators based on storage capacity. The definition of “grain elevator” is as follows: any plant or installation at which grain (corn) is unloaded, handled, cleaned, dried, stored, or loaded. Subpart DD regulates any grain elevator located at either a wet or dry corn mill and has a permanent grain storage capacity of 35,200 m3 (ca. 1 million bushels).
     Platte Valley Fuel Ethanol, LLC is currently not covered under the NSPS Subpart DD requirements. However, the plant’s proposed grain storage system following expansion will be in excess of 1 million bushels, and therefore, subject to Subpart DD of the NSPS. The grain receiving baghouse (S20) will become subject to Subpart DD. Standards for Subpart DD are as follows:
•	Any process emissions at the facility, except for grain dryers, can not discharge particulate matter in excess of 0.023g/dscm (ca. 0.01 gr/dscf). Process emissions (excluding grain dryers) and grain handling operations can not exceed 0 percent opacity.

•	Fugitive emissions from individual truck loading and railcar loading and unloading can not exceed 5 percent opacity. Truck loading can not exceed 10 percent opacity.

5-3

Other NSPS Requirements
     In general, ethanol plants that utilize grain feedstocks are not covered by NSPS regulations applicable to the SOCMI industry, including Subpart RRR (SOCMI reactor processes), Subpart NNN (SOCMI distillation processes), and the proposed Subpart YYY (SOCMI wastewater systems).

5-4

Facility Name	Platte Valley Fuel Ethanol
Location	Central City, NE
Date	July 2005
Hours of Operation	8,760	hours per year
Production Size	1 .00E+08	gallons of denatured ethanol
Anhydrous Denaturant Grain DDGS Thermal Oxidizer 1 RTO Boiler Dryer A Dryer B	95.00E+06 5.00E+06 1,000,000 325,000 125 8 99 42 42	gallons gallons tons tons MMBtu MMBtu MMBtu MMBtu MMBtu	MWDGS 714,286 tons Assume -40 Ibs MWDGS/bushel

Emission Rates	PM	PM-10	NOX	SO2	CO	VOC	Acetalde	HAPS
Permit	63.49	58.87	96.14	0.65	96.83	96.58	9.53	22.82
Expansion	161.45	101.22	140.85	62.01	194.01	186.92	9.71	24.76
Difference	97.96	42.35	44.71	61.36	97.18	90.34	0.18	1.94

Denaturant Tank ID
RVP(13) Site Specific Info	5.9581 psia	62.00 molar mass	From Tanks (Denaturant)
Ethanol Site Specific Info	0.4957 psia	46,07 molar mass	From Tanks (Ethanol)

Roads	Ethanol	Denaturant	Grain	DDGS
% hauled by truck	100%	100%	100%	100%

Site Plan Available?	Yes	If Yes, please fill in mileages below. If no, please use 1,320 feet (1/4 mile) for each.

Mileage	Ethanol		Denaturant		Grain		DDGS
	750	feet empty	2385	feet empty	2367	feet empty	1715	feet empty
	2385	feet full	750	feet full	1715	feet full	2367	feet full

Platte Valley Fuel Ethanol, LLC — Central City, Nebraska	July 2005
Air Quality Emissions Summary
Prepared by Air Resource Specialists, Inc.	Page 1 of 16
Potential to Emit — Revised Construction Permit Application for 100 MMgal per year expansion.
See Attached Sheets for details of emission calculations

Emission Unit(s)	PM	PM-10	NOx	SO2	CO	VOC

Corn Unloading	7.51	7.51
Grain Handling, Hammermill	7.51	7.51
DDGS Loading	0.66	0.66
Grain Handling Fugitives	1.41	0.33
Thermal Oxidizer/DDGS Dryers/RTO	40.63	40.63	95.05	61.75	162.50	40.63
Boiler Stack	3.30	3.30	43.36	0.26	18.21	2.38
DDGS Cooler	8.28	8.28				24.38
CO2 scrubber						47.50
Coh2 scrubber (Expansion)						47.50
Product Loading						13.03
Fugitive Leaks						6.62
Storage Tanks						4.16
Biomethanator Flare			0.95		5.19	0.73
Rail Loadout Flare			0.87		4.74
Truck Loadout Flare			0.62		3.38
Cooling Towers	18.68	18.68
Plant Roads	73.49	14.34

Total Potential to Emit	161.45	101.22	140.85	62.01	194.01	186.92

Hazardous Air Pollutants (HAPs) Summary

Compound	tons per year

Formaldehyde	0.7389
Acetaldehyde	9.7080
Methanol	3.2782
Acrolein	4.1741
Hexane	2.5959
Toluene	1.9692
Benzene	0.3273
Nickel	0.0029
Chromium	0.0019
Dichlorobenzene	0.0017
Cadmium	0.0015
Naphthalene	0.0008
Manganese	0.0005
Mercury	0.0004
Arsenic	0.0003
Cobalt	0.0001
2-Methylnaphthalene	0.000033
Phenanthrene	0.000024
Pyrene	0.000007
Fluoranthene	0.000004
Fluorene	0.000004
Xylenes	1.5642
Cumene	0.1305
Ethylbenzene	0.2606
Carbon disulfide	0.0000

TOTAL	24.76

Platte Valley Fuel Ethanol, Inc. PM emissions from grain handling	Page 2 of 16

Basis:	Baghouse outlet grain loading.
	Use outlet gr/scf for PTE, based on available facility information and stack test results.
	Airflow based on stack test results or engineering design information.
	Corn Unloading & DDGS loading operate.	8,760	hours/year
	PM & PM-10 emissions presumed to be the same.
	Emissions are based on an equivalent DDGS production, as particulate emission rates are unknown at this time for wet or modified product. DDGS production is assumed worst-case.

Baghouse	Pollutant	Gr Loading	Air Flow	Operation	PTE	PTE
		gr/scf	acfm	hr/yr	Ib/hr	tpy
Corn Unloading (S20)	PM/PM-10	0.005	40,000	8,760	1.71	7.51
Hammermill (S30)	PM/PM-10	0.01	20,000	8,760	1.71	7.51
DDGS Loading (S90)	PM/PM-10	0.005	3,500	8,760	0.15	0.66

		Gr Loading	Air Flow	Operation
		gr/scf	acfm	hr/yr
DDGS Cooler (S70)	PM/PM-10	0.006	36.750	8760	1.89	Ib/hr
					8.28	tpy
	VOC				0.15	Ib/ton
					24.38	tpy
DDGS Cooler (S70) HAPS:

	PTE	PTE
	Ib/hr	tpy
Formaldehyde	0.009	0.04
Acetaldehyde	0.018	0.08
Methanol	0.012	0.05
Acrolein	0.528	2.31

Total HAPS:		2.48
When emissions measured at detection limit, detection limit was assumed. (Formaldehyde and Acetaldehyde)
Fugitive PM/PM-10 Emissions from Grain & DDGS Product Handling
Emissions factors from AP-42 Section 9.9.1 — Grain Elevators and Processes.
Grain receiving is based on PM-10 factors specified for hopper trucks and railcars, Table 9.9.1-1.
DDGS loading is based on PM-10 factors specified for animal feed shipping, Table 9.9.1-2.
Since emissions occur inside the building, it is assumed that only the PM-10 fraction will be emitted. All particulate matter larger than PM-10 is assumed to be contained within the building.

								Controlled	Controlled
	Total	Emission	Emission			PM	PM-10	PM	PM-10
	Grain	Factor	Factor	Emissions	Emissions	Emissions	Emissions	Emissions	Emissions
Process	tons/year	PM Ib/ton	PM-10 Ib/ton	PM Ib/yr	PM-10 Ib/yr	ton/year	ton/year	ton/year	ton/year

Grain Receiving	1,000,000	0.035	0.0078	35,000	7,800.00	17.50	3.90	0.88	0.20
Animal Feed Loading	325,000	0.0033	0.0008	1,073	260.00	0.54	0.13
								1.41	0.33	TOTAL

***	Reduction in fugitive emissions of 95% based on use of choked flow system during grain unloading and capture of most emissions by the baghouse system.

Platte Valley Fuel Ethanol, Inc. SO2, NOx, CO, VOC, PM/PM-10 Emissions from Dryers/Thermal Oxidizer/Regenerative TO Stack (S10):	Page 3 of 1
Technical Basis:	NOx emissions are calculated from fuel consumptions at the dryers and thermal oxidizer (TO).
SO2 emissions are related to ethanol production. Most sulfur in the process comes from sulfuric acid consum

Use of sulfur acid is related to ethanol produced. Sulfur emissions based on limited SO2 testing data from similar facilities with TO systems plus a margin of safety.

PM/VOC/CO emissions are related to DDGS production. These pollutants are primarily produced in the DDGS dryer. Emission factors are based on testing data plus a margin of safety and include the effects of the control device (TO).
Contribution from fuel combustion is included with the emission factor.

RTO is slipstreamed with TO for additional emission control. However, no credit is taken for this emission red

Production Information

Anhydrous Ethanol	Hrs of	BTU content	DDGS
Production	Operation	of natural gas	produced
gal/year	hours/year	Btu/scf	tons/yr
9.50E+07	8760	1000	325,000
NOx from Natural Gas Combustion

		Rating		E Factors	E Factors	PTE	PTE
Unit	Fuel	MMBtu/hr	Pollutant	Ib/MMBtu	Ib/MMscf	Ib/hr	tpy
Thermal Oxidizer	Natural Gas	125	NOx	0.1		12.50	54.75
RTO	Natural Gas	8	NOx	0.1		0.80	3.50
DDGS Dryer #1	Natural Gas	42	NOx		100	4.20	18.40
DDGS Dryer #2	Natural Gas	42	NOx		100	4.20	18.40

Combined emissions from single stack						21.70	95.05

SO2 from Ethanol Production (Sulfuric Acid Consumption)

					Ethanol
		Combined		E Factors	Production	PTE	PTE
Unit	Fuel	MMBtu/hr	Pollutant	Ib/gal EtOH	gal/year	Ib/hr	tpy
TO & Dryers Stack	Natural Gas	217	SO2	0.0013	9.50E+07	14.10	61.75

Emissions from combustion of natural gas at steam boilers	Page 4 of 16
Basis:	Use AP-42 emission factors or based on similar equipment at other facilities.

Unit assumed to operate full-time and maximum fuel input capacity.

PTE based on higher of 100% natural gas.

BTU content of natural gas 1000 Btu/scf
Boiler Emissions with Natural Gas

		Size		E Factors	E Factors	PTE	PTE
Unit	Fuel	MMBtu/hr	Pollutant	Ib/MMBtu	Ib/MMscf	Ib/hr	ton/yr

Boiler	N Gas	99	NOx	0.1		9.90	43.36
			SO2		0.6	0.06	0.26
			CO		42	4.16	18.21
			VOC		5.5	0.54	2.38
			PM/PM-10*		7.6	0.75	3.30

*	Includes condensable fraction

Platte Valley Fuel Ethanol, Inc. DDGS Dryers	Page 5 of 16
Emission factors and grain throughput based on stack test results and safety factor.
Emissions include effects of control device (thermal oxidizer).
Contribution from fuel combustion included within the emission factor for PM/PM-10, VOC, and CO.
Emissions associated from RTO are routed through TO stack and included in emission factors.
HAPs associated with natural gas combustion included with TO/Dryer fuel combustion sheet.
The facility will only have the capability of drying approximately 1/2 of the final product to DDGS.
If the maximum amount of grain is dried, the remaining product will be WDGS. Otherwise, PVFE will produce all modified product, (approximately 714,000 tons per year.)

	Maximum DDGS equivalent production	325,000	tons	8760 hours/year
DDGS Dryer
(Vented Through TO	PM/PM-10	0.25	Ib/ton
Stack, see total below)		40.63	tpy
	VOC	0.25	Ib/ton
		40.63	tpy
	CO	1.00	Ib/ton
		162.50	tpy
Total TO Emissions

PM/PM-10:	9.28 Ibs/hr	40.63 tpy
VOC:	9.28 Ibs/hr	40.63 tpy
CO:	37.10 Ibs/hr	162.50 tpy
HAPs from Thermal Oxidizer stack

Formaldehyde	1.51E-03 Ib/ton	0.245 tpy
Acetaldehyde	1.07E-02 Ib/ton	1.743 tpy
Methanol	1.01E-02 Ib/ton	1.647 tpy
Acrolein	8.87E-03 Ib/ton	1.441 tpy
When emissions measured at detection limit, detection limit was assumed. (Methanol and Acrolein)

Platte Valley Fuel Ethanol, Inc. VOC / HAP emissions from fermentation	Page 6 of 16
Basis:	Based on stack test results plus a safety factor.

Emission factor includes VOC reductions due to CO2 scrubber.

Based on the addition of Sodium Bisulfite
CO2 Scrubber (Ethanol Fermentation) Existing Stack (S40)

Based on	47.5 MM Gal/yr	8,760 hr/yr basis

CO2 Scrubber (C40)	2.00E-03 Ib/gal	10.84 Ib/hr

Total VOC	47.50 tpy
HAP Emission Factors based on testing of CO2 scrubber at similar facility (same process design) utilizing sodium bisulfate.

	Emission Rate	Tons / year

Formaldehyde	0.040 Ib/hr	0.175 tpy
Acetaldehyde	0.900 Ib/hr	3.942 tpy
Methanol	0.180 Ib/hr	0.788 tpy
Acrolein	0.048 Ib/hr	0.210 tpy

Total HAPS (S40):		5.1 16 tpy

Basis:	Based on stack test results plus a safety factor.

Emission factor includes VOC reductions due to CO2 scrubber.

Based on the addition of Sodium Bisulfite.
CO2 Scrubber (Ethanol Fermentation) Expansion Stack (S40b):

Based on	47.5 MM Gal/yr	8,760 hr/yr basis

CO2 Scrubber (C40b)	2.00E-03 Ib/gal	10.84 Ib/hr

Total VOC	47.50 tpy
HAP Emission Factors based on testing of CO2 scrubber at similar facilities (same process design) utilizing sodium bisulfate.

	Emission Rate	Tons/year

Formaldehyde	0.040 Ib/hr	0.175 tpy
Acetaldehyde	0.900 Ib/hr	3.942 tpy
Methanol	0.180 Ib/hr	0.788 tpy
Acrolein	0.048 Ib/hr	0.210 tpy

Total HAPS (S40b):		5.116 tpy

Note:

Platte Valley Fuel Ethanol, Inc. Potential VOC emission from Evaporative Losses	Page 7 of 16
Loading Operations — Trucks
Basis: Calculated from AP-42, Section 5.2.2 — Loading Losses

Assume all ethanol loaded into trucks previously containing gasoline

This is a worst-case assumption, for truck loading.

Vapor Pressure and molar mass based on Tanks output data for RVP13 gasoline.

Losses calculated using this factor multiplied by loading rates

Equation:	12.46*S*P*M/T*(1-eff/100)
where:	S=0.6	0.6	Saturation factor
	P=5.9581	5.9581	Vapor pressure (psia)
	M=62	62.00	Molar Mass (Ib/lb-mole)
	T=530	530	Product Temp (deg R)
		95.00%	Collection & Control Efficiency (%)

	AP-42 Factor:	0.261 lb/1000 gal
Ethanol loading rate			01.00E+08 gal/yr
VOC Loading losses			26053 Ib/yr
13.03 tpy
			13.03 tpy	Truck hauling is worst case scenario for loading emissions, as such rail loading emissions not included.
Loading Operations — Railcars
Basis:	Calculated from AP-42, Section 5.2.2 — Loading Losses

Equation:	12.46*S*P*M/T
where:	S=0.6	0.6	Saturation factor
	P=0.5965	0.5965	Vapor pressure (psia)
	M=49.8632	49.86	Molar Mass (Ib/lb-mole)
	T=530	530	Product Temp (deg R)
AP-42 Factor:		0.42	lb/1000 gal

Losses calculated using this factor multiplied by loading rates
Ethanol loading rate	01.0E+08	gal/yr
VOC Loading losses	41952	Ib/yr
Uncontrolled Losses	20.98	tpy
Rail Loadout Flare	95%	Control Efficiency (%)
	1.05	Tons per year
	0.00	tpy

***	Note: VOC from the fuel combustion at the flare are included in these values.

Fugitive Emissions	Basis:	Leak Rate (SOCMI average) multiplied by no. of components
Component count based on existing count plus 50% increase for new equipment.
Leak Rates and VOC control from: Protocol for Leak Emission Estimates
EPA-453/R-95-017, November 1995

		Leak Rate	VOC	VOC	Subpart W Control	VOC
Equipment	Number	(kg/hr/source)	Ib/hr	tpy	percent	tpy
Light Liquid Valves	533	0.00403	4.73	20.72	84.00	3.32
Light Liquid Pumps	30	0.0199	1.31	5.76	69.00	1.79
Gas Valves	203	0.00597	2.67	11.69	87.00	1.52

		VOC	Uncontrolled	38.17	Controlled	6.62

Platte Valley Fuel Ethanol, Inc., Potential Annual Tank Emissions (Ibs VOC)

	Tank						Emission
	Capacity			Throughput	Total	Total	Rate	Potential
TANK ID.	(Gallons)	DESCRIPTION	Liquid	(MM gal/yr)	Working	Standing	(Ib/yr)	Emissions (tpy)
T61	750,000	Denatured Ethanol	Ethyl alcohol & Denaturant	33.33	150.03	435.60	585.63	0.29
T62	750,000	Denatured Ethanol	Ethyl alcohol & Denaturant	33.33	150.03	435.60	585.63	0.29
T63	100,000	200 Proof Ethanol	Ethyl alcohol	50	439.89	191.34	631.23	0.32
T64	100,000	Denaturant	Natural gasoline	5	39.23	3,954.33	3,993.56	2.00
T65	100,000	190 Proof Ethanol*	Ethyl alcohol	47.5	463.04	191.34	654.38	0.33
T66	750,000	Denatured Ethanol	Ethyl alcohol & Denaturant	33.33	150.03	435.60	585.63	0.29
T67	100,000	200 Proof Ethanol	Ethyl alcohol	50	439.89	191.34	631.23	0.32
T68	100,000	190 Proof Ethanol*	Ethyl alcohol	47.5	463.04	191.34	654.38	0.33
				Total	2,295.18	6,026.49	8,321.67	4.16

Note:	All Tank PTE based on EPA TANKS 4.0 output (attached)

*	The throughput for T65 and T68 will be 100,000,000 gallons of 190 proof ethanol, which consists of 95% ethanol, and 5% water.

As such, emissions are assumed to be from 100% ethanol throughput.

Platte Valley Fuel Ethanol, Inc. Page
Emissions from Biomethanator Flare
Flare operates only when dryer is down
Otherwise, biomethanator off-gasses go to dryer for combustion
However, for potential-to-emit calculations, flare operation of 8,760 hours has been considered (worst-case).
VOC based on total HC less methane and ethane (37% of total HC is VOC)
SO2 is negligible based on minimal H2S levels
PM/PM-10 is negligible based on smokeless design

Rate	3.2 MMBtu/hr
Heating Value	850 Btu/scf

Emission	NOx	0.068 Ib/MMBtu	(AP-42, Table 13.5-2)
Factors	CO	0.37 Ib/MMBtu	(AP-42, Table 13.5-2)
	VOC	0.0518 Ib/MMBtu	(AP-42, Table 13.5-2, less methane and ethane)

Emissions	NOx	0.22 Ib/hr	0.95 ton/yr
	CO	1.18 Ib/hr	5.19 ton/yr
	VOC	0.17 Ib/hr	0.73 ton/yr

Platte Valley Fuel Ethanol, Inc.
Emissions from Vapor Recovery System Flare
VOCs from fuel combustion at the flare are included in the product loadout emissions.
SO2 is negligible based on minimal H2S levels.
PM/PM-10 is negligible based on smokeless design.

Truck Loadout Flare
Rate	7.3 MMBtu/hr		Operating Hours		2500 hr/yr

Emission	NOx	0.068	Ib/MMBtu	(AP-42, Table 13.5-2)
Factors	CO	0.37	Ib/MMBtu	(AP-42, Table 13.5-2)

Emissions	NOx	0 50	Ib/hr	0.62 ton/yr
	CO	2.70	Ib/hr	3.38 ton/yr

Rail Loadout Flare
Rate	6.4 MMBtu/hr		Operating Hours		4000 hr/yr

Emission	NOx	0.068	Ib/MMBtu	(AP-42, Table 13.5-2)
Factors	CO	0.37	Ib/MMBtu	(AP-42, Table 13.5-2)

Emissions	NOx	0.44	Ib/hr	0.87 ton/yr
	CO	2.37	Ib/hr	4.74 ton/yr

Flare size (MMBtu/hr) includes pilot gas.
Pilot gas does not run continuously, pilot comes on when loading sequence is initiated.

Platte Valley Fuel Ethanol, Inc.
PM/PM-10 Emissions from Cooling Towers

Basis:	Mass balance calculations based on circulation rates, TDS, & drift loss Cooling water has a presumed density of 8.33 Ib/gal All parameters set based on manufacturers and/or facility information Drift loss based on specification provided by cooling tower vendor

Pollutant	Circulation	TDS	Drift Loss	Op hours	PTE	PTE
	gal/hr	ppm	percent	hr/yr	Ib/hr	tpy

PM/PM-10	1,280,000	4,000	0.005	8,760	2.13	9.34
PM/PM-10	1,280,000	4,000	0.005	8,760	2.13	9.34

Platte Valley Fuel Ethanol, LLC
Internal Plant Roads — Paved
Basis: AP-42 Section 13.2.1 Paved Roads

Ibs/VMT Equation: E=k (sL/2)0.65 (W/3)1.5

particle size multiplier	K PM	0.082 dimensionless	PM

	K PM-10	0.016 dimensionless	PM-10

road surface silt loading	sL	2.0 g/m2	*

	Truck	Empty	Full	Weighted Average			Total Vehicle	Total Vehicle
	Capacity	Vehicle	Weight	Vehicle Weight	Emission	Total	Emissions	Emissions
Emission Area	(tons)	Weight (tons)	(tons)	(tons)	Factor (lb/VMT)	VMT	(Ib/yr)	(tpy)
Internal Plant Roads (PM)	25	15	40	27.91	2.33	63179	146,979	73.49
Internal Plant Roads (PM-10)	25	15	40	27.91	0.45	63179	28,679	14.34

VMT Calculations	Load Size	Annual Need	% by Truck	Annual Needs/Truck Only			Trips
Denaturant	7500 gal	5	100%	5.00	MM	gal	667
Final Ethanol Product (Denatured)	7500 gal	100	100%	100.00	MM	gal	13,333
Grain	25 ton	1,000,000	100%	1,000,000	tons		40,000
MWDGS	25 ton	714,286	100%	714,286	tons		28,571

*	Surface silt loading from most recent site testing data on 6/22/05 was 0.207 g/m2.

**	Road emissions determined on shipping Modified Wet Distillers Grain

Grain density assumed 35.7 bu/ton (about 56 Ib/bu)

Mileage Based on proposed facility layout (see Paved Road — Basis for Calculations sheet)

Paved Roads — Basis for Calculations	Page 13 of 16
Platte Valley Fuel Ethanol, LLC — Central City, Nebraska

Total Denatured Ethanol Produced:	100	MM gal/yr
Ethanol
Denatured Ethanol Annual Production	100	MM gal		100% Total Denatured Ethanol Transported by Tru
Capacity of Truck	7,500	gal
Estimated Annual Truck Trips	13,333	trips

Truck Travel on Plant Roads	1,195	feet per trip EMPTY	3017.68	miles EMPTY
	2,639	feet per trip FULL	6664.14	miles FULL

Denaturant
Denaturant Annual Usage	5	MM gal
Capacity of Truck	7,500	gal
Estimated Annual Truck Trips	667	trips

Truck Travel on Plant Roads	2,639	feet per trip EMPTY	333.21	miles EMPTY
	1,195	feet per trip FULL	150.88	miles FULL

MWDGS
MWDGS Annual Production	714,286	tons		* Assume 40 Ibs MWDGS / bushel grain @ 50% moisture.
Capacity of Truck	25	tons
Estimated Annual Truck Trips	28,571	trips

Truck Travel on Plant Roads	1,715	feet per trip EMPTY	9280.30	miles EMPTY
	2,367	feet per trip FULL	12808.44	miles FULL

Grain
Grain Annual Receiving	1,000,000	tons
Capacity of Truck	25	tons
Estimated Annual Truck Trips	40,000	trips

Truck Travel on Plant Roads	2,367	feet per trip EMPTY	17931.82	miles EMPTY
	1,715	feet per trip FULL	12992.42	miles FULL
Total Miles Calculated, as follows: X feet * (1mile / 5280 feet) * number of truck trips

Total Miles	30,563.01	miles EMPTY	48.4% percent of total miles are EMPTY trucks
	32,615.89	miles FULL	51.6% percent of total miles are FULL trucks

	63,178.90
Empty truck is estimated to weigh 15 tons (for both liquids and solids)
Full Truck is estimated to weigh 40 tons (for both liquids and solids)

*	Assume all MWDGS production and shipment by truck, as this worst-case for determining average vehicle weight.
Weighted Average (0.483753388160581) (15) + (0.516246611839419) (40) = 7.25630082240871+20.6498644735768 = 27.91 tons

PTE HAPs Calculations for Natural Gas
Platte Valley Fuel Ethanol, Inc.

		Emission Factor	Amount Per	Emissions	Emissions
Unit	Organic Compound	(Ib/million ft3)	Year (MM scf)	(lb/yr)	(tpy)
See Below	Hexane	1.8	2,768.16	4,982.69	2.4913
	Formaldehyde	7.50E-02		207.61	0.1038
	Toluene	3.40E-03		9.41	0.0047
	Benzene	2.10E-03		5.81	0.0029
	Nickel	2.10E-03		5.81	0.0029
	Chromium	1.40E-03		3.88	0.0019
	Dichlorobenzene	1.20E-03		3.32	0.0017
	Cadmium	1.10E-03		3.04	0.0015
	Naphthalene	6.10E-04		1.69	0.00084
	Manganese	3.80E-04		1.05	0.00053
	Mercury	2.60E-04		0.72	0.00036
	Arsenic	2.00E-04		0.55	0.00028
	Cobalt	8.40E-05		0.23	0.00012
	2-Methylnaphthalene	2.40E-05		0.07	0.000033
	Phenanthrene	1.70E-05		0.05	0.000024
	Pyrene	5.00E-06		0.01	0.0000069
	Fluoranthene	3.00E-06		0.01	0.0000042
	Fluorene	2.80E-06		0.01	0.0000039
	Totals:			5225.97	2.61
Calculate Thermal Oxidizer Unit/Dryer Natural Gas Consumption

Thermal Oxidizer	125	MMBtu/hr
RTO	8	MMBtu/hr
Dryer #1	42	MMBtu/hr
Dryer #2	42	MMBtu/hr
Boiler	99	MMBtu/hr
SUM	316	MMBtu/hr
	1,000.00	BTU/scf
	316,000.00	scf/hr
	2,768.16	MMscf/yr

Notes:	Emission factors taken from AP-42, Table 1.4-3 and 1.4-4 (7/98)
Only factors for pollutants notes as HAPs as defined by Section 112(b) of the Clean Air Act listed
Factors marked as “less than” were omitted as emissions from such pollutants are considered negligible

Platte Valley Fuel Ethanol, Inc.	Page 15 of 16
Final Product PTE HAPs Calculations:

Compounds:	Acetaldehyde and Methanol, both at 200 ppm in Final Product Assume the same composition in all VOCs that are predominantly ethanol

		VOC	HAP	HAPs Emissions	HAP Emissions	Total
Tank	Process/	Emissions	Emissions	Acetaldehyde	Methanol	HAPs Emissions
ID No.	Tank Type	(tpy)	Factor (%)	(tpy)	(tpy)	(tpy)
	Valves and Pumps	6.62	0.0002	0.0013	0.0013	0.0026
	95% of Total Railcar Loading VOCs	1.00	0.0002	0.0002	0.0002	0.0004
T61, T62, T66	95% of Denatured Ethanol Storage	0.83	0.0002	0.0002	0.0002	0.0003
T63, T67	200 Proof Ethanol Storage	0.63	0.0002	0.0001	0.0001	0.0003
T65, T68	190 Proof Ethanol Storage	0.65	0.0002	0.0001	0.0001	0.0003
				(sum of product tanks):		0.0039

Denaturant:	Composition based on MSDS listed for one supplier (mid point used if a range given). Most denaturants are similar in composition. Only listed HAPs are given below.

Total VOC from denaturant tanks	2.00 tpy	See TANKS data sheet
5% of Total VOCs from Rail Loadout	0.05 tpy
5% of Denatured Ethanol Storage	0.04 tpy
TOTAL	2.09 tpy

		HAP		HAP
	Mass	Emissions		Emissions
Compound	Fraction	(Ib/yr)		(tpy)
n-Hexane	0.05	209.0947		0.10455
Toluene	0.005	20.9095		0.01045
Benzene	0.0025	10.4547		0.00523
Xylenes	0.0005	2.0909		0.00105
Cumene	0.0001	0.4182		0.00021
Ethylbenzene	0.00005	0.2091		0.00010
Carbon disulfide	0.00002	0.0836		0.00004

Total HAPs		243.26	Ib/yr
		0.12	ton/yr

Truck Loading:	Composition based on MSDS listed for unleaded gasoline (mid point used if a range given).
Most gasoline is similar in composition.
Only listed HAPs are given below.
Calculations assume that trucks carrying ethanol were previously carrying gasoline and that these vapors are expelled during loading.
Total estimated VOC from product loading 13.03 tpy

		HAP		HAP
	Percent	Emissions		Emissions
Compound	in Product	(Ib/yr)		(tpy)
Benzene	2.45%	638.31		0.319
Ethylbenzene	2.00%	521.07		0.261
Cumene	1.00%	260.53		0.130
Xylenes	12.00%	3126.40		1.563
Toluene	15.00%	3908.00		1.954

Total HAPs		8454.30	Ib/yr
		4.23	ton/yr

Platte Valley Fuel Ethanol, Inc.	Page 16 of 16
Hazardous Air Pollutant Emissions Summary
Prepared by Air Resource Specialists, Inc.
See Attached Sheets for details of emission calculations

	TO / DDGS	DDGS	CO2	Fuel	VOC	Product	Denaturant	Railcar	Truck
	Production	Cooler	Scrubbers	Combustion	Losses	Storage	Storage/Usage	Loading	Loading	TOTAL
Compound	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)	(tpy)
Formaldehyde	0.24528	0.0394	0.3504	0.1038						0.74
Acetaldehyde	1.74324	0.0788	7.8840		0.0013	0.0004		0.0002		9.71
Methanol	1.64688	0.0526	1.5768		0.0013	0.0004		0.0002		3.28
Acrolein	1.44102	2.3126	0.4205							4.17
Hexane				2.4913			0.1045			2.60
Toluene				0.0047			0.0105		1.9540	1.97
Benzene				0.0029			0.0052		0.3192	0.33
Nickel				0.0029						0.0029
Chromium				0.0019						0.0019
Dichlorobenzene				0.0017						0.0017
Cadmium				0.0015						0.0015
Naphthalene				0.0008						0.0008
Manganese				0.0005						0.0005
Mercury				0.0004						0.0004
Arsenic				0.0003						0.0003
Cobalt				0.0001						0.0001
2-Methylnaphthalene				0.000033						0.000033
Phenanthrene				0.000024						0.000024
Pyrene				0.000007						0.000007
Fluoranthene				0.000004						0.000004
Fluorene				0.000004						0.000004
Xylenes							0.00105		1.5632	1.56
Cumene							0.00021		0.1303	0.13
Ethylbenzene							0.00010		0.2605	0.26
Carbon disulfide							0.00004			0.000042

Total Potential to Emit										24.76

5.0 APPLICABLE REGULATORY REQUIREMENTS
     The Federal Clean Air Act and Clean Air Act Amendments set forth regulatory requirements for air emission sources. The regulations have been promulgated to protect and improve the nation’s air quality and public health. A summary of applicable federal regulatory requirements with respect to the Platte Valley Fuel Ethanol, LLC (PVFE) ethanol plant is provided below.
FEDERAL REQUIREMENTS
New Source Performance Standards Subpart Kb
     The federal New Source Performance Standards (NSPS) at 40 CFR 60 Subpart Kb regulate emissions of volatile organic compounds (VOCs) from volatile organic liquid storage vessels. Subpart Kb requirements vary depending on the tank size and vapor pressure of the stored liquid. The standards affect all storage tanks constructed after July 23, 1984 that have a capacity greater than or equal to 40 cubic meters, or about 10,000 gallons. There are several exemptions in Subpart Kb, but the only exemption applicable to the ethanol industry is an exemption for any tank that stores beverage alcohol. The Subpart Kb standards are summarized below.
•	Tanks with a design capacity under 75 cubic meters (about 20,000 gallons) are required to maintain records documenting the tank dimensions and storage capacity and are subject to no other provisions of Subpart Kb or the NSPS general provisions (40 CFR 60, Subpart A).

•	Tanks with a design capacity greater than 75 cubic meters, but less than 151 cubic meters (about 20,000 to 40,000 gallons in size) and that store product with a maximum true vapor pressure less than 15.0 kPa are required to maintain records documenting the tank dimensions and storage capacity, but are subject to no other provisions of Subpart Kb or the NSPS general provisions (40 CFR 60, Subpart A).

•	Tanks with a design capacity greater than 151 cubic meters (about 40,000 gallons) and that store product with a maximum true vapor pressure less than 3.5 kPa are required to maintain records documenting the tank dimensions and storage capacity, but are subject to no other provisions of Subpart Kb or the NSPS general provisions (40 CFR 60, Subpart A).

•	Tanks with a design capacity greater than 75 cubic meters, but less than 151 cubic meters (about 20,000 to 40,000 gallons in size) and that store product with a maximum true vapor pressure more than 27.5 kPa but less than 76.6 kPa are required to control VOC emissions using an internal floating roof tank, external floating roof tank, vapor recovery system, or an equivalent control practice. Subpart Kb contains specifications for the type of emissions control selected.
5-1

•	Tanks with a design capacity greater than 151 cubic meters (about 40,000 gallons) and that store product with a maximum true vapor pressure greater than 5.2 kPa but less than 76.6 kPa are required to control VOC emissions using an internal floating roof tank, external floating roof tank, vapor recovery system, or an equivalent control practice. Subpart Kb contains specifications for the type of emissions control selected.

•	Tanks with a design capacity greater than 75 cubic meters (about 20,000 gallons) that store product with a maximum true vapor pressure greater than or equal to 76.6 kPa are required to use a closed vent system and emissions control device for VOC emissions.
     At PVFE, all of the ethanol product storage tanks and the denaturant tank are subject to the emissions control requirements of Subpart Kb. As such, each liquid storage tank at PVFE is equipped with an internal floating roof.
New Source Performance Standards Subpart VV
     The federal New Source Performance Standards (NSPS) at 40 CFR 60 Subpart VV regulate emissions of volatile organic compounds (VOCs) from equipment leaks (valves, flanges, pump seals, etc.). Facilities constructed after January 5, 1981 which produce any listed chemical in Subpart VV are covered by the standards. Ethanol is listed as a regulated chemical in Subpart VV. Subpart VV requires periodic leak detection monitoring for equipment in VOC service (containing more than 10 percent VOC) and prompt repair of any leaking components detected by the monitoring. The only applicable exemption in Subpart VV is for facilities producing beverage alcohol.
     Subpart VV was developed for the synthetic organic chemical manufacturing industry (SOCMI). However, recent Environmental Protection Agency (EPA) guidance indicates that Subpart VV standards apply to ethanol produced through natural fermentation processes, even though EPA guidance indicates that grain-based ethanol production is exempt from all other SOCMI air quality regulations.
     Operations at Platte Valley Fuel Ethanol, LLC (PVFE) are subject to NSPS Subpart VV and leak detection monitoring is required for all equipment in VOC service. PVFE will create a program and conduct Subpart VV compliance monitoring in compliance with the applicable Subpart VV requirements.
New Source Performance Standards Subpart Db and Dc
     The federal New Source Performance Standards (NSPS) at 40 CFR 60 Subpart Db regulates air emissions from steam generating units sized over 100 million Btu per hour, while Subpart dc regulates emissions from 10 MBtu to l00MBtu steam generating units. There is currently one 125 MMBtu/hr thermal oxidizer (TO) followed by a waste heat recovery steam generator (HRSG). A proposed addition of one 8 MMBtu/hr regenerative thermal oxidizer will
5-2

assist the primary TO and one stand-alone 99 MMBtu/hr boiler will assist in steam production. No supplemental fuel will be combusted in the HRSG unit.
     The federal New Source Performance Standards (NSPS) at 40 CFR 60 Subparts Db and Dc regulate air emissions from steam generating units. The definition of “steam generating unit” is as follows: “a device that combusts any fuel or byproduct waste to produce steam or to heat water or any other heat transfer medium. This term includes any municipal-type solid waste incinerator with a heat recovery steam generating unit or any steam generating unit that combusts fuel and is part of a cogeneration system or combined cycle system. This term does not include process heaters as they are defined in this subpart.”
     The EPA memorandum dated January 8, 2003, has ruled that the thermal oxidizer/HRSG system is a single piece of equipment for the purpose of determining NSPS applicability. The memo states that, “Even though the combustion and heat transfer zones are contained in different pieces of equipment ... together they are considered a device which combusts fuel and heats a transfer medium.” Therefore, under this EPA ruling, the thermal oxidizer/HRSG at PVFE will be considered a single piece of equipment.
     Based on the above definitions, the 125 MMBtu/hr natural gas fired TO/HRSG will be subject to Subpart Db, while the 99 MMBtu/hr boiler will be subject to Subpart Dc of the NSPS.
New Source Performance Standards Subpart DD
     Subpart DD of the NSPS regulates grain elevators based on storage capacity. The definition of “grain elevator” is as follows: any plant or installation at which grain (corn) is unloaded, handled, cleaned, dried, stored, or loaded. Subpart DD regulates any grain elevator located at either a wet or dry corn mill and has a permanent grain storage capacity of 35,200 m3 (ca. 1 million bushels).
     Platte Valley Fuel Ethanol, LLC is currently not covered under the NSPS Subpart DD requirements. However, the plant’s proposed grain storage system following expansion will be in excess of 1 million bushels, and therefore, subject to Subpart DD of the NSPS. The grain receiving baghouse (S20) will become subject to Subpart DD. Standards for Subpart DD are as follows:
•	Any process emissions at the facility, except for grain dryers, can not discharge particulate matter in excess of 0.023g/dscm (ca. 0.01 gr/dscf). Process emissions (excluding grain dryers) and grain handling operations can not exceed 0 percent opacity.

•	Fugitive emissions from individual truck loading and railcar loading and unloading can not exceed 5 percent opacity. Truck loading can not exceed 10 percent opacity.
5-3

Other NSPS Requirements
     In general, ethanol plants that utilize grain feedstocks are not covered by NSPS regulations applicable to the SOCMI industry, including Subpart RRR (SOCMI reactor processes), Subpart NNN (SOCMI distillation processes), and the proposed Subpart YYY (SOCMI wastewater systems).
5-4

EXHIBIT L
Pre-Engineering Agreement
See Pre-Engineering Agreement Attached
Platte Valley Fuel Ethanol, LLC
April 24, 2006

L-1

PRE-ENGINEERING SERVICES AGREEMENT
BETWEEN
PLATTE VALLEY FUEL ETHANOL, LLC
AND
FAGEN ENGINEERING, LLC
April 24, 2006

Platte Valley Fuel Ethanol, LLC
Pre-Engineering Agreement
April 24, 2006
i

Table of Contents
(continued)
Platte Valley Fuel Ethanol, LLC
Pre-Engineering Agreement
April 24, 2006
ii

Table of Contents
(continued)

EXHIBIT A	Reimbursement Schedule	15

EXHIBIT B	Reimbursable Expense Schedule	16

EXHIBIT C	Client's Deliverable Site Obligations	17
Platte Valley Fuel Ethanol, LLC
Pre-Engineering Agreement
April 24, 2006
iii

PRE-ENGINEERING SERVICES AGREEMENT
     THIS PRE-ENGINEERING SERVICES AGREEMENT (the “Agreement”) is made as of April 24, 2006, (the “Effective Date”) by and between Platte Valley Fuel Ethanol, LLC, a Nebraska Limited Liability Company (the “Client”) and Fagen Engineering, LLC, a Minnesota Limited Liability Company (the “Engineer”). Each of the Client and Engineer are referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
     WHEREAS, Client owns and operates a forty (40) million gallons per year (“MGY”) dry grind ethanol production facility near Central City, Nebraska (the “PVFE Plant”); and
     WHEREAS, Client desires to develop, construct, own and operate a 40 MGY expansion (the “Expansion Plant”) of the PVFE Plant, which would bring the total nameplate capacity of the PVFE Plant to 80 million gallons per year; and
     WHEREAS, Client and Fagen, Inc. (“Design - Builder”) intend to enter into that certain Lump Sum Design-Build Expansion Agreement (“Design-Build Agreement”) under which Fagen, Inc., an affiliate of Engineer, will serve as the design-builder for the Expansion Plant and provide design, engineering, procurement and construction services for the development and construction of the Expansion Plant; and
     WHEREAS, Client wishes to retain an entity in advance of entering into the Design-Build Agreement to perform certain engineering and design work that will be required under the Design-Build Agreement on the terms and conditions set forth in this Agreement, and Engineer desires to act as such entity upon the terms and conditions set forth in this Agreement.
     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound by this Agreement, the parties do hereby agree as follows;
Article 1
Definitions; Rules of Interpretation
1.1	Rules of Construction.
     The capitalized terms listed in this Article 1 shall have the meanings set forth herein whenever the terms appear in this Agreement, whether in the singular or the plural or in the present or past tense. Other terms used in this Agreement but not listed in this Article shall have meanings as commonly used in the English language and, where applicable, in generally accepted construction and design-build industry standards. Words not otherwise defined herein that have well known and generally accepted technical or trade meanings are used herein in
Platte Valley Fuel Ethanol, LLC
Pre-Engineering Agreement
April 24, 2006

1

accordance with such recognized meanings. In addition, the following rules of interpretation shall apply:
(a)	The masculine shall include the feminine and neuter.

(b)	References to “Articles,” “Sections,” “Schedules,” or “Exhibits” shall be to Articles, Sections, Schedules or Exhibits of this Agreement.

(c)	This Agreement was negotiated and prepared by each of the Parties with the advice and participation of counsel. The Parties have agreed to the wording of this Agreement and none of the provisions hereof shall be construed against one Party on the ground that such Party is the author of this Agreement or any part hereof. The following definitions will apply in this Agreement:

1.2	Defined Terms.
     In addition to definitions appearing elsewhere in this Agreement, the following terms have the following meanings:
     Agreement will have the meaning given to such term in the Preamble to this Agreement.
     Applicable Law means
(a)	any and all laws, legislation, statutes, codes, acts, rules, regulations, ordinances, treaties or other similar legal requirements enacted, issued or promulgated by a Governmental Authority;

(b)	any and all orders, judgments, writs, decrees, injunctions, Governmental Approvals or other decisions of a Governmental Authority; and

(c)	any and all legally binding announcements, directives or published practices or interpretations, regarding any of the foregoing in (a) or (b) of this definition, enacted, issued or promulgated by a Governmental Authority;
to the extent, for each of the foregoing in (a), (b) and (c) of this definition, applicable to or binding upon (i) a Party, its affiliates, its shareholders, its members, it partners or their respective representatives, to the extent any such person is engaged in activities related to the Services; or (ii) the property of a Party, its affiliates, its shareholders, its members, its partners or their respective representatives, to the extent such property is used in connection with the Services or an activity related to the Services.
Client will have the meaning given to such term in the Preamble to this Agreement.
Client Deliverables will mean the Client’s deliverable obligations pursuant to Exhibit C attached to this Agreement.
Client’s Representative will have the meaning given to such term in Section 4.1
Design-Build Agreement will have the meaning given to such term in the Recitals to this Agreement.
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Effective Date will have the meaning given to such term in the Preamble to this Agreement.
Engineer will have the meaning given to such term in the Preamble to this Agreement.
Engineer Responsible Parties will have the meaning given to such term in Section 4.10.
Expansion Plant will have the meaning given to such term in the Recitals to this Agreement.
Governmental Approvals will mean any material authorizations or permissions issued or granted by any Governmental Authority to the Project, the Client, the Engineer, subcontractors and their affiliates in connection with any activity related to the Services.
Governmental Authority will mean any federal, state, local or municipal governmental body; any governmental, quasi-governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, policy, regulatory or taxing authority or power; or any court or governmental tribunal; in each case having jurisdiction over the Client, the Engineer, the Expansion Plant, or the Site.
Monthly Invoice will have the meaning given to such term in Section 5.7.
Party or Parties will have the meaning given to such term in the Preamble to this Agreement.
Pre-Engineering Design Package will have the meaning given to such term in Section 3.2.
Project will mean, the Expansion Plant, together with all equipment, labor, services and materials furnished under the Design-Build Agreement.
PVFE Plant will have the meaning given to such term in the Recitals to this Agreement.
Services will have the meaning given to such term in Section 3. L
Site will mean the land or premises on which the Expansion Plant is located.
Subcontractor will mean any person or entity, including but not limited to independent engineers, associates, and consultants, retained by Engineer, or by any person or entity retained directly or indirectly by Engineer, in each case as an independent contractor, to perform a portion of the Services.
Work Product will have the meaning given to such term in Section 8.1.
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Article 2
Retention of the Agent
     2.1 Retention of Services. On the terms and subject to the conditions hereinafter set forth, Client hereby retains Engineer to perform, and Engineer hereby agrees to perform, the Services. Engineer will provide such Services solely pursuant to the terms and conditions set forth herein including any indemnifications and limitations on liability.
Article 3
Engineer Responsibilities
     3.1 Services. Engineer shall perform the Pre-Engineering Design Package engineering services necessary to facilitate Client’s completion of the Site work required of Client prior to the issuance of a Notice to Proceed pursuant to the Design-Build Agreement (collectively, the “Services”).
     3.2 Pre-Engineering Design Package. The Pre-Engineering Design Package to be provided by Engineer shall consist of the engineering and design of the Expansion Plant Site and shall include the following drawings;
a)	Cover Sheet

b)	Property Layout Drawing

c)	Grading, Drainage and Erosion Control Plan Drawing (Multiple Drawings if Required)
i.	Used for Land Disturbance Permitting

ii.	Site grading is held 6-inches low for topsoil and seeding
d)	Roadway Alignment Drawing (If Required)

e)	Culvert Cross Sections and Details (If Required)

f)	Seeding and Landscaping (If Required)

g)	Utility Layout (Fire Loop) (If Required)

h)	Utility Layout (Potable Water) (If Required)

i)	Utility Layout (Well Water) if using on-Site wells (If Required)

j)	Utility Layout (Sanitary Sewer) (If Required)

k)	Utility Layout (Utility Water Blowdown) (If Required)

1)	Utility Layout (Natural Gas)
i.	Engineer provides a preferred routing through the Site, line size and pipe specifications are typically provided by the gas supplier.
m)	Site Utility Piping Tables Drawing (If Required)

n)	Sections and Details Drawing (If Required)

o)	Miscellaneous Details Drawing (If Required)
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     3.3 Delivery of Pre-Engineering Design Package. Engineer shall deliver the completed Pre-Engineering Design Package no later than 60 days after the receipt of all the Client Deliverables.
     3.4 Delays. The Parties agree that Engineer shall not be responsible for delays in providing the Services under this Agreement due to factors beyond Engineer’s control.
     3.5 Utility Routing and Design Services Limited. The Parties agree that Engineer shall provide the routing and design for the utilities necessary for the Expansion Plant only within the Expansion Plant property line and up to the Expansion Plant property line, and that, for purposes of this Agreement, Engineer assumes a tie-in point to a city utility. The Parties agree that, if there is no city tie-in point, Engineer will route the utilities to the Expansion Plant property line and stop. Any special tie-in requirements necessary to connect the utilities at the Expansion Plant property line are not included in the compensation or the scope of this Agreement and shall only be designed and engineered by Engineer as change in the Project which affects the Services hereunder.
Article 4
Client Responsibilities
     4.1 Client’s Representative. Client shall, prior to the commencement of Services by Engineer, name a representative (“Client’s Representative”) with authority to receive information and transmit instructions for Client. Client’s Representative shall be vested with authority to act on behalf of Client and Engineer shall be entitled to rely on Client’s Representative’s communications with regard to the Services.
     4.2 Client’s Requirements. Client shall, prior to the commencement of Services by Engineer, provide Engineer with Client’s requirements for the Project, including objectives and constraints, design and construction standards, bonding and insurance requirements, and contract forms.
     4.3 Other Information. Prior to the commencement of Services by Engineer, Client shall provide Engineer with all other information available to Client and pertinent to the Project and the Services including, but not limited to, all items required pursuant to Exhibit C. The items required by Client pursuant to this Section 4.3 shall be furnished at Client’s expense, and Engineer shall be entitled to rely upon the accuracy and completeness thereof.
     4.4 Access to Property. Prior to the commencement of Services and as necessary during the performance of Services, Client shall arrange for access by Engineer upon public and private property, as required for the performance of the Services under this Agreement.
     4.5 Review of Documents. As related to the performance of Services hereunder, Client shall examine documents presented by Engineer, obtain legal and other advice as Client deems appropriate, and render written decisions within reasonable time. The items required by
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Client pursuant to this Section 4.5 shall be furnished at Client’s expense, and Engineer shall be entitled to rely upon the accuracy and completeness thereof.
     4.6 Consents, Approvals, Licenses and Permits. Prior to the commencement of Services and as necessary during the performance of the Services, Client shall obtain all consents, approvals, licenses, permits, and other Governmental Approvals necessary for the Project and for the performance of the Services. The items required by Client pursuant to this Section 4.6 shall be furnished at Client’s expense, and Engineer shall be entitled to rely upon the accuracy and completeness thereof.
     4.7 Bids. Client shall advertise for and open bids when scheduled.
     4.8 Other Services Client shall furnish all legal, accounting and insurance counseling services as may be necessary at any time for the Services, including auditing services the Client may require to verify the monthly invoices or to ascertain how or for what purposes the Engineer and/or Subcontractors have used the money paid by or on behalf of the Client.
     4.9 Service Outside Scope of Engineer’s Services. Client shall, at its own expense, as necessary for the performance and completions of the Services, provide any additional services necessary for the Project that are outside the scope of the Services provided by Engineer under this Agreement. Engineer shall be entitled to rely upon, as applicable, the completeness and accuracy of such additional services.
     4.10 Deviation from Design. Client shall indemnify and hold harmless Engineer, its employees, its agents, its affiliates, and any other persons or entities within its control or for whom Engineer would otherwise be responsible (“Engineer Responsible Parties”) against claims arising out of Engineer’s design, if there has been, in the completion of the Site work required of Client prior to the issuance of a Notice to Proceed pursuant to the Design-Build Agreement, a failure to follow Engineer’s recommendation and such deviation or failure caused the claims.
     4.11 Developments Affecting Scope or Timing of Services. Client shall promptly notify Engineer, in writing, when Client learns of contractor error or any development that affects the scope or timing of Engineer’s Services.
Article 5
Compensation and Payment
     5.1 Compensation. In consideration of its performance of the Services, Client shall pay Engineer for Engineer’s time in the performance of the Services at a fixed fee of Ninety-two Thousand Five Hundred Dollars ($92,500.00) (“Fixed Fee”) as compensation. Engineer’s compensation under this Section 5.1 shall be pursuant to the Fee schedule attached hereto as Exhibit A, as such schedule may be modified from time to time. The full amount of compensation paid by Client under this Section 5.1 shall be included in and credited to the Design-Build Agreement’s contract price if entered into upon payment in full by Client.
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     5.2 Reimbursement of Engineer Expenses. In addition to the fixed fee in 5.1, Client shall reimburse Engineer for its expenses related to the performance of the Services in accordance with Engineer’s current reimbursable expense schedule attached hereto as Exhibit B.
     5.3 Reimbursement of Subcontractor Expenses.
           5.3.1 Subcontractor charges related to time spent in the performance of the Services shall not be marked-up by Engineer. Client shall reimburse Engineer for costs related to Subcontractors’ time in accordance with the Subcontractors’ invoices for the work.
           5.3.2 Subcontractor reimbursable expenses will be marked up in accordance with the current reimbursable expense schedule attached hereto as Exhibit B.
     5.4 Fees for Work Outside Scope of Services. Fees for all work outside the scope of Engineer’s responsibilities described in Article 3, including change order work, shall be computed in accordance with Engineer’s current fee schedules, attached hereto as Exhibits A and B, as such schedules may be revised from time to time, unless otherwise agreed to in writing.
     5.5 Collection of Unpaid Amounts. If any amount due is not paid in accordance with this Agreement and Engineer must collect that amount, Engineer shall be entitled to recover, in addition to the amount due, the cost of collection, including reasonable attorney’s fees in connection with those collection efforts.
     5.6 Reimbursement Schedules Subject to Change. Engineer’s reimbursement schedule and reimbursable expense schedule attached hereto as Exhibits A and B are subject to change on January 1 of each year.
     5.7 Invoices. Engineer shall submit a monthly invoice (“Monthly Invoice”) for Services provided and for reimbursable expenses incurred by Engineer and any Subcontractors.
     5.8 Payment. Within thirty (30) days after Client’s receipt of each Monthly Invoice, Client shall pay Engineer all amounts due.
     5.9 Late Payment and Interest. If Client fails to make payment within thirty (30) days after receipt of Monthly Invoice, interest at the maximum legal rate or at an annual rate of 18%, whichever is less, shall accrue.
     5.10 Suspension for Failure to Pay. If Client fails to make payment within thirty (30) days after receipt of Monthly Invoice, Engineer may, at its option, after giving seven (7) days’ written notice, suspend Services until all amounts due to Engineer by Client have been paid in full.
     5.11 Payments from Lawful Sources. Client shall provide for payment from one or more lawful source of all sums to be paid Engineer.
     5.12 Withholding Payments. Engineer’s compensation shall not be reduced on account of any amounts withheld from payment to Subcontractors.
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     5.13 Purchase Orders. If Client issues a purchase order or other document to initiate the commencement of Services hereunder, it is expressly agreed that any terms and conditions appearing thereon shall have no application and only the provisions of this Agreement shall apply.
     5.14 Changes in Project. If Client requests changes in the Project which affect the Services, compensation for and time of performance of Engineer’s services shall be adjusted appropriately.
Article 6
Construction Cost and Cost Estimates
     6.1 Cost Estimates. Client and Engineer acknowledge that Engineer has no control over cost of labor, materials, equipment or services furnished by others, over contractors’ methods of determining prices, or other competitive bidding or market conditions and that Engineer’s estimates of Project construction cost will be made on the basis of its employees’ experience and qualifications and will represent Engineer’s employees’ best judgment as experienced and qualified professionals, familiar with the construction industry. Engineer does not guarantee that proposal, bids, or actual construction cost will not vary from its estimates of Project cost and Client acknowledges the same.
Article 7
Termination
     7.1 Termination Upon Default. Either party may terminate this Agreement upon twenty (20) days’ written notice if the non-terminating party has defaulted through no fault of the terminating party.
     7.2 Termination Upon Abandonment of Expansion Plant. Client may terminate Engineer’s obligation to provide further services upon twenty (20) days’ written notice if Client abandons development of the Expansion Plant. In such event, all past due amounts for services rendered (including Subcontractor’s fees, if any) and any unpaid reimbursable expenses shall be immediately due and payable by Client.
Article 8
Ownership of Work Product
     8.1 Work Product. All tangible items prepared by Engineer, including but not limited to all drawings, specifications, calculations, data, notes and other materials and documents, including electronic data furnished by Engineer to Client and to Subcontractors
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under this Agreement (“Work Product”) shall be instruments of service, and Engineer shall retain the ownership and property interests therein, including the copyrights thereto.
     8.2 Copies Provided to Client. Client may retain copies of Work Product for reference; provided, however, that Client may not make copies of the Work Product available without Engineer’s written permission, and, granted such permission, may only do so to the extent the use of such copies of the Work Product directly pertains to the Services, the Expansion Plant, or the construction thereof. Pursuant to Section 8.1 of this Agreement, Engineer retains ownership of and property interests in any Work Product made available and/or copied.
     8.3 Prohibited Use of Work Product. Reuse of the Work Product on any another Project without Engineer’s written consent is prohibited. Client shall indemnify and hold harmless Engineer Responsible Parties against claims resulting from such prohibited reuse. Said items are not intended to be suitable for completion of this Project by others.
     8.4 Derogation of Engineer’s Rights to Work Product. Submittal or distribution of Work Product in connection with the performance and completion of the Services and the construction of the Project does not constitute publication in derogation of Engineer’s rights and does not in any way diminish Engineer’s Work Product rights established herein.
Article 9
Successors and Assigns
     9.1 Successors. The Parties intend that the provisions of this Agreement are binding upon the Parties, their employees, agents, heirs, successors and assigns.
     9.2 Written Consent Required. Neither Party shall assign, sublet, or transfer any interest in this Agreement without written consent of the other; provided, however, that Engineer may employ such Subcontractors as it may deem appropriate and may transfer or assign any interest in this Agreement or the Work Product to Design-Builder without consent of Client.
     9.3 No Third-Party Beneficiaries. None of the provisions of this Agreement will be for the benefit of or enforceable by any person other than the Parties hereto, their successors and permitted assigns and legal representatives
Article 10
Warranty
     10.1 No Warranty Extended. Engineer shall use reasonable care to reflect requirements of all Applicable Laws, rules, or regulations of which Engineer has knowledge or about which Client specifically advises in writing, which are in effect on the date of this Agreement. ENGINEER INTENDS TO RENDER SERVICES IN ACCORDANCE WITH GENERALLY ACCEPTED PROFESSIONAL STANDARDS, BUT NO OTHER
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WARRANTY IS EXTENDED, EITHER EXPRESS OR IMPLIED, IN CONNECTION WITH SUCH SERVICES. Client’s rights and remedies in this Agreement are exclusive.
     10.2 No Responsibility for Construction. Engineer shall not be responsible for construction of the Expansion Plant, contractors’ construction means, methods, techniques, sequences, or procedures, or for contractors’ safety precautions and programs, or for contractors’ failure according to contract documents.
Article 11
Indemnification
     11.1 Engineer’s Indemnification. To the fullest extent permitted by law, Engineer shall indemnify and hold harmless Client, Client’s officers, directors, partners, employees, and agents from and against any and all claims for bodily injury and for damage to tangible property caused solely by the negligent acts or omissions of Engineer or Engineer Responsible Parties and Engineer’s Engineers in the performance and furnishing of Engineer’s Services under this Agreement. Any indemnification shall be limited to the terms and amounts of coverage of the Engineer’s insurance policies.
     11.2 Client’s Indemnification. To the fullest extent permitted by law, Client shall indemnify and hold harmless Engineer, Engineer’s officers, directors, partners, employees, and agents and Engineer’s Engineers from and against any and all claims for bodily injury and for damage to tangible property caused solely by the negligent acts of omission of Client or Client’s officers, directors, partners, employees, agents, and Client’s Engineers with respect to this Agreement or the Project.
     11.3 Hazardous Materials Indemnification. In addition to the indemnity provided under this section, and to the fullest extent permitted by law, Client shall indemnify and hold harmless Engineer and its officers, directors, partners, employees, and agents and Engineer’s Engineers from and against all claims, costs, losses, and damages (including but not limited to all fees and charges of engineers, architects, attorneys, and other professionals and all court or arbitration or other dispute resolution costs) caused by, arising out of, or relating to the presence, discharge, release, or escape of asbestos, PCBs, petroleum, hazardous waste, or radioactive materials at, on, under, or from the Site.
Article 12
Dispute Resolution
     12.1 Arbitration. In an effort to resolve any conflicts that arise out of or relate to this Agreement, the Client and the Engineer agree that all disputes shall be submitted first to nonbinding mediation. If mediation does not resolve the conflicts, the controversy shall be decided by final and binding arbitration conducted in Minneapolis, Minnesota in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association then in effect, unless the Parties mutually agree otherwise.
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The award of the arbitrator(s) shall be final and binding upon the Parties without the right of appeal to the courts. Judgment may be entered upon it in accordance with Applicable Law by any court having jurisdiction thereof.
Engineer and Client expressly agree that any arbitration pursuant to this Section 12.1 may be joined or consolidated with any arbitration involving any other person or entity (i) necessary to resolve the claim, dispute or controversy, or (ii) substantially involved in or affected by such claim, dispute or controversy. Both Engineer and Client will include appropriate provisions in all contracts they execute with other parties in connection with the Services to require such joinder or consolidation.
The prevailing Party in any arbitration, or any other final, binding dispute proceeding upon which the Parties may agree, shall be entitled to recover from the other Party reasonable attorneys’ fees and expenses incurred by the prevailing Party.
Article 13
Confidentiality
     13.1 Non-Disclosure Obligation. Except as required by court order, subpoena, or Applicable Law, neither Party shall disclose to third parties any confidential or proprietary information regarding the other Party’s business affairs, finances, technology, processes, plans or installations, product information, know-how, or other information that is received from the other Party pursuant to this Agreement or the Parties’ relationship prior thereto or is developed pursuant to this Agreement, without the express written consent of the other Party, which consent shall not be unreasonably withheld. The Parties shall at all times use their respective reasonable efforts to keep all information regarding the terms and conditions of this Agreement confidential and shall disclose such information to third Persons only as reasonably required for the permitting of the Project; financing the development, construction, ownership, operation and maintenance of the Expansion Plant; or as reasonably required by either Party for performing its obligations hereunder and if prior to such disclosure, the disclosing Party informs such third Persons of the existence of this confidentiality obligation and only if such third Persons agree to maintain the confidentiality of any information received. This Article 13 shall not apply to information that was already in the possession of one Party prior to receipt from the other, that is now or hereafter becomes a part of the public domain through no fault of the Party wishing to disclose, or that corresponds in substance to information heretofore or hereafter furnished by third parties without restriction on disclosure.
     13.2 Publicity and Advertising. Neither Client nor Engineer shall make or permit any of their subcontractors, agents, or vendors to make any external announcement or publication, release any photographs or information concerning the Project or any part thereof, or make any other type of communication to any member of the public, press, business entity, or any official body which names the other Party unless prior written consent is obtained from the other Party, which consent shall not be unreasonably withheld.
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     13.3 Term of Obligation. The confidentiality obligations of the Parties pursuant to this Article 13 shall survive for a period five (5) years following the later to occur of termination of this Agreement or completion of the Expansion Plant.
Article 14
Miscellaneous
     14.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with, the substantive laws of the state of Minnesota, without regard to the conflict of laws provisions thereof.
     14.2 Severability. If any provision or any part of a provision of the Agreement shall be finally determined to be superseded, invalid, illegal, or otherwise unenforceable pursuant to any applicable Legal Requirements, such determination shall not impair or otherwise affect the validity, legality, or enforceability of the remaining provision or parts of the provision of the Agreement, which shall remain in full force and effect as if the unenforceable provision or part were deleted.
     14.3 No Waiver. The failure of either Engineer or Client to insist, in any one or more instances, on the performance of any of the obligations required by the other under this Agreement shall not be construed as a waiver or relinquishment of such obligation or right with respect to future performance.
     14.4 Captions and Headings. The table of contents and the headings used in this Agreement are for ease of reference only and shall not in any way be construed to limit, define, extend, describe, alter, or otherwise affect the scope or the meaning of any provision of this Agreement.
     14.5 Engineer’s Accounting Records. Records of Engineer’s personnel time, reimbursable expenses, and accounts between parties shall be maintained on a generally recognized accounting basis.
     14.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same Agreement, and may be executed and delivered by facsimile signature, which shall be considered an original.
     14.7 Survival. Notwithstanding any provisions herein to the contrary, the Work Product provisions set forth in Article 8 and the indemnity obligations set forth herein shall survive (in full force) the expiration or termination of this Agreement, and shall continue to apply to the Parties to this Agreement even after termination of this Agreement or the transfer of such Party’s interest in this Agreement.
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     14.8 No Privity with Client’s Contractors. Nothing in this Agreement is intended or deemed to create any legal or contractual relationship between Engineer and any Client contractor or subcontractor retained to perform the Site work required of Client prior to the issuance of a Notice to Proceed pursuant to the Design-Build Agreement.
     14.9 Amendments. This Agreement may not be changed, altered, or amended in any way except in writing signed by a duly authorized representative of each Party.
     14.10 Entire Agreement. This Agreement consists of the terms and conditions set forth herein, as well as the Exhibits hereto, which are incorporated by reference herein and made a part hereof. This Agreement sets forth the full and complete understanding of the Parties as of the Effective Date with respect to the subject matter hereof.
     14.11 Notice. Whenever the Agreement requires that notice be provided to a Party, notice shall be delivered in writing to such party at the address listed below. Notice will be deemed to have been validly given if delivered (i) in person to the individual intended to receive such notice, (ii) by registered or by certified mail, postage prepaid to the address indicated in the Agreement within four (4) days after being sent, or (iii) by facsimile, by the time stated in a machine-generated confirmation that notice was received at the facsimile number of the intended recipient.
     If to Engineer, to:
          Fagen Engineering LLC
          501 W. Highway 212
          P.O. Box 159
          Granite Falls, MN 56241
          Attention: John Austgen
          Fax: (320) 564-4861
     with a copy to:
          Fagen, Inc.
          501 W. Highway 212
          P.O. Box 159
          Granite Falls, MN 56241
          Attention: Bruce Langseth
          Fax: (320) 564-3278
     If to Client, to:
          CLIENT:
          ADDRESS:
          ATTENTION:
          FAX:
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     14.12 Extent of Agreement. This Agreement and the Exhibits incorporated therein represent the entire agreement between the Parties and may be amended only by written instrument signed by both Parties.
     14.13 Subrogation Waiver. The Parties waive all rights against each other, and against the contractors, Engineers, agents, and employees of the other for damages covered by any property insurance during construction, and each shall require similar waivers from their contractors, Engineers, and agents.
IN WITNESS WHEREOF, the Parties hereto have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Agreement shall be effective as of this April 24, 2006.

PLATTE VALLEY FUEL ETHANOL,		FAGEN ENGINEERING, LLC
LLC

By:	/s/ Clifford F. Mesner	By:	/s/ John R. Austgen

Title:	Chairman of the Board	Title:	Sr Vice President

Address for giving notices:		Address for giving notices:

501 West Highway 212
PO Box 159
Granite Falls, MN 56241
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EXHIBIT A
FAGEN ENGINEERING LLC
Fee Schedule FY 2006
CONFIDENTIAL

	BILLING	BILLING RATE
TYPICAL ASSIGNMENT	CLASS
Clerical / CADD Operator	1	*	****
Clerical / CADD Operator	2	*	****
CADD Operator / Designer	3	*	****
CADD Operator / Designer / Engineer	4	*	****
Designer / Engineer / PM	5	*	****
Engineer / Senior Engineer / PM	6	*	****
Senior Engineer / PM	7	*	****
Senior Engineer / PM	8	*	****
Senior Engineer / PM / Principal	9	*	****
PM / Principal	10	*	****
Principal	11	*	****
Principal	12	*	****
Principal	13	*	****
Subject to Revision January 1, 2007
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EXHIBIT B
Fagen Engineering LLC
Reimbursable Expense Billing Schedule
Effective January 1, 2006
CONFIDENTIAL

Expense Code	Expense Description	Billing Rate
BCA	Blackline Print Copy - A	*	****
BCB	Blackline Print Copy - B	*	****
BCC	Blackline Print Copy - C	*	****
BCD	Blackline Print Copy - D	*	****
BCE	Blackline Print Copy - E	*	****
BOA	Paper Print Original - A	*	****
BOB	Paper Print Original - B	*	****
BOC	Paper Print Original - C	*	****
BOD	Paper Print Original - D	*	****
BOE	Paper Print Original - E	*	****
DISK	Floppy Disk 3½”/ea	*	****
FAX	Fax Machine Usage/Page	*	****
LD	Long Distance Phone Calls	*	****
LODGING	Lodging	*	****
MEALS	Meal Expense	*	****
MILEAGE	Mileage/Mile	*	****
PC1	Photocopies 8½ x 11 (<100)/ea	*	****
PC2	Photocopies 11 x 17/ea	*	****
PC3	Photocopies 8 (½) x 11 (>100)/ea	*	****
PO	Postage	*	****
PROSVC	Outside Professional Services	*	****
PROSVCEXP	Outside Professional Services Expenses	*	****
FLM	Film & Developing	*	****
SPECCOV	Specification Book - Cover & Binder/ea	*	****
TRANS	Transportation	*	****
UPS	Delivery Service Charges	*	****
VELLUM	Original Print/square foot	*	****
Subject to Revision January 1, 2007
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EXHIBIT C
Client’s Deliverable Site Obligations
Client Deliverables
     Prior to Engineer’s commencement of the Pre-Engineering Design Package work, the Client shall provide Engineer with the following Deliverables:

1.	Topographic Survey to one (1) foot contours including property boundaries and at least two (2) benchmarks including existing service and utility lines.
2.	Temporary and permanent easements, zoning, and other requirements and encumbrances affecting land use or necessary to permit the proper design and construction of the Project and enable Design-Builder to perform the Work.
3.	To the extent available, as-built and record drawings of any existing structures at the Site.
4.	Environmental studies, reports and impact statements describing the environmental conditions, including Hazardous Conditions, in existence at the Site.
5.	Any special sizing or other requirements for ethanol storage tank farm.
6.	Written approval from Client’s Rail service provider of rail design as prepared by Client’s Rail Designer.
7.	Client’s written approval of final site layout including rail design and environmental permitting emission points.
8.	Soil borings logs for all soil borings complete at Engineer’s specified locations.
9.	Geotechnical Report regarding subsurface conditions with Client’s Geotechnical Engineer’s recommendations from Engineer approved Geotechnical Engineer (Terracon is preferred) including soil borings, and any other surveys or information available describing other latent or concealed physical conditions at the Site.
10.	Review, comment, and written approval of Client’s air permit application.
11.	Client is required to provide approval of and understand the cost implications of the soil stabilization and foundation systems required for the project. This approval will be based on the recommendations of the geotechnical and structural engineers.
12.	Location and form for delivery of temporary electrical service.
13.	On-site location for Storm Water discharge.
14.	Preliminary NPDES discharge location for water discharges from utility discharges including, but not limited to the water pre-treatment system, water softeners, and cooling tower blowdown.
15.	Preliminary indication of source, analysis, and location of Client’s water supply.
16.	Client’s risk insurance provider’s specific requirements for fire protection or approval to design fire protection to Liberty Insurance standards.
17.	Current location, source and quality of Client’s water supply.
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EXHIBIT M
Form of Application for Payment
See Form of Application for Payment Attached
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APPLICATION AND CERTIFICATE FOR PAYMENT

TO (OWNER):	SAMPLE	PROJECT:	100 MBY Ethanol Plant	APPLICATION: 1	DISTRIBUTION TO:
	123 Any Street		Granite Falls, MN		___ OWNER
	Anywhere, US 12345-6789			PERIOD TO: 10/25/2005	___ ARCHITECT
___ CONTRACTOR
FROM (CONT):	FAGEN, INC.	VIA (ARCHITECT): SAMPLE		ARCHITECT’S
	501 WEST HWY 212			PROJECT NO: SAMPLE	___
GRANITE FALLS, MN. 56241-0159
CONTRACT FOR:	100 MGY Ethanol Plant			CONTRACT DATE:

CONTRACTORS’S APPLICATION FOR PAYMENT

CHANGE ORDER SUMMARY

Change Orders approved in		ADDITIONS	DEDUCTIONS
previous months by owner
	TOTAL

Approved this Month

Number	Date Approved

	TOTALS

Net Change by Change Orders		$.00

The undersigned Contractor certifies that to the best of the Contractor’s knowledge, information, and belief the Work covered by this Application for Payment has been completed in accordance with the Contract Documents, that all amounts have been paid by the Contractor for Work for which previous Certificates for Payment were issued and payments received from the Owner, and that current payment shown herein is now due.
CONTRACTOR: FAGEN, INC.
By:	Date:
Application is made for Payment, as shown below, in connection with the contract.
Continuation Sheet is attached.

1.	ORIGINAL CONTRACT SUM			$99500000.00
2.	Net Change by Change Orders			$.00
3.	CONTRACT SUM TO DATE			$99500000.00
4.	TOTAL COMPLETED & STORED TO DATE			$.00
		(Column G)
5.	RETAINAGE:
	a.	10.00% of Completed Work	$.00
		(Column D&E)
	b.	10.00% of Stored Material	$.00
		(Column F)
		Total Retainage (Line 5a+5b) or
		(Total in Column I)		$.00
6.	TOTAL EARNED LESS RETAINAGE			$.00
		(Line 4 less Line 5 Total)
7.	LESS PREVIOUS CERTIFICATES FOR PAYMENT
		(Line 6 from prior Certificate)		$.00
8.	CURRENT PAYMENT DUE			$.00
9.	BALANCE TO FINISH, PLUS RETAINAGE			$99500000.00
(Line 3 less Line 6)

State of:	County of:
Subscribed and Sworn to before me this      day of         ,
Notary Public:
My Commission expires:

ARCHITECT’S CERTIFICATE FOR PAYMENT
In accordance with the Contract Documents, based on on-site observations and the data comprising the above application, the Architect certifies to the Owner that to the best of the Architect’s knowledge, information, and belief the Work has progressed as indicated, the quality of the Work is in accordance with the Contract Documents, and the Contractor is entitled to payment of the AMOUNT CERTIFIED.

AMOUNT CERTIFIED	$
(Attach explanation if amount certified differs from the amount applied for.)
ARCHITECT: SAMPLE
By:	Date:
This Certificate is not negotiable. The AMOUNT CERTIFIED is payable only to the Contractor named herein. Issuance, payment and acceptance of payment are without prejudice to any rights of the Owner or Contractor under this contract.

Exhibit index

FAGEN, INC.
AIA CONTINUATION SHEET
DATE : 10/06/05 - THUR

TIME : 10:03:47	PAGE : 2

Application No. : 1
Application Date : 10/06/05
Period To : 10/25/2005
Job : SAMPLE 100 MGY Ethanol Plant	Architect Project No. : SAMPLE

Item.	Description	Scheduled	Previous	Current	Stored	Tot. Compl.	%	Balance
No.	of Work	Value	Compltd	Compltd	Material	& Stored	Comp	To Finish	Retainage

000001	Mobilization	*****	.00	.00	.00	.00	.00	*****	.00
000002	Engineering	*****	.00	.00	.00	.00	.00	*****	.00
000003	General Conditions	*****	.00	.00	.00	.00	.00	*****	.00
000004	Sitework	*****	.00	.00	.00	.00	.00	*****	.00
000005	Concrete	*****	.00	.00	.00	.00	.00	*****	.00
000006	Masonry/Architectural	*****	.00	.00	.00	.00	.00	*****	.00
000007	Structural Steel & Misc Metals	*****	.00	.00	.00	.00	.00	*****	.00
000008	Girts Siding RoofDeck PE Build	*****	.00	.00	.00	.00	.00	*****	.00
000009	Grain Handling System	*****	.00	.00	.00	.00	.00	*****	.00
000010	DDS Storage Building	*****	.00	.00	.00	.00	.00	*****	.00
000011	Process Tanks & Vessels	*****	.00	.00	.00	.00	.00	*****	.00
000012	Field Erected Tanks	*****	.00	.00	.00	.00	.00	*****	.00
000013	Heat Exchangers	*****	.00	.00	.00	.00	.00	*****	.00
000014	Process Equipment	*****	.00	.00	.00	.00	.00	*****	.00
000015	Centrifuges	*****	.00	.00	.00	.00	.00	*****	.00
000016	Chiller	*****	.00	.00	.00	.00	.00	*****	.00
000017	Truck Scales & Probe	*****	.00	.00	.00	.00	.00	*****	.00
000018	Ethanol Loadout/Vapor Flare	*****	.00	.00	.00	.00	.00	*****	.00
000019	Cooling Tower	*****	.00	.00	.00	.00	.00	*****	.00
000020	Dryer System	*****	.00	.00	.00	.00	.00	*****	.00
000021	Thermal Oxidizer	*****	.00	.00	.00	.00	.00	*****	.00
000022	Methanator	*****	.00	.00	.00	.00	.00	*****	.00
000023	Process Piping & Valves	*****	.00	.00	.00	.00	.00	*****	.00
000024	Painting	*****	.00	.00	.00	.00	.00	*****	.00
000025	Insulation	*****	.00	.00	.00	.00	.00	*****	.00
000026	Plumbing & HVAC	*****	.00	.00	.00	.00	.00	*****	.00
000027	Electrical	*****	.00	.00	.00	.00	.00	*****	.00
000028	Instrumentation	*****	.00	.00	.00	.00	.00	*****	.00
000029	Start-Up	*****	.00	.00	.00	.00	.00	*****	.00

Totals :		99500000.00	.00	.00	.00	.00	.00	99500000.00	.00
Percent :			.00	.00	.00	.00	.00	100.00	.00

EXHIBIT N
Form of Lien Waiver
GENERAL CONTRACTOR’S PARTIAL WAIVER OF MECHANIC’S LIEN
RIGHTS AND AFFIDAVIT OF DEBTS AND CLAIMS
CONDITIONAL LIEN WAIVER

STATE: (INSERT STATE)	FAGEN, INC.
COUNTY: (INSERT COUNTY)
          The undersigned is the General Contractor (aka Design-Builder) regarding labor and materials for construction and maintenance work performed for ( INSERT OWNER/PLANT NAME ), at the Facility located at or near ( INSERT PLANT CITY & STATE ) under the terms of a contract.
     On condition of receiving full payment for billings up to date hereof under the terms of the above mentioned contract, and other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned does hereby waive and release any and all liens, and any and all claims and rights to lien on the Facility (including all buildings on the premises) under the statutes of the State of ( INSERT STATE ) relating to mechanic’s liens on account of labor and materials furnished by the undersigned up to the date hereof at the Facility, as located on real estate legally described as follows:
TRACT 1: (INSERT LEGAL DESCRIPTION)
TRACT 2: (INSERT LEGAL DESCRIPTION)
Platte Valley Fuel Ethanol, LLC
April 24, 2006

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     The undersigned further certifies that all obligations of General Contractor entered into between suppliers/subcontractors and General Contractor regarding this
     Facility are current as of this date, including all obligations of General Contractor for all work, labor and services performed; materials and equipment furnished; and all known indebtedness and claims against General Contractor for damages arising in any manner in connection with General Contractor’s performance of the contract mentioned above for which General Contractor or property of General Contractor might in any way be held responsible.
     Dated this                      day of                     , 200     .

GENERAL CONTRACTOR:

FAGEN, INC.

By (Print):

Title:

(Signature):

Witness (Print):

(Signature):

     In the alternative (or if requested):
     Subscribed and sworn to before me this
                          day of                     , 200___.

                                             Notary Public
     My Commission Expires:
Platte Valley Fuel Ethanol, LLC
April 24, 2006

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